Exhibit 99.2

SUPPLEMENTAL DISCLOSURE

QUARTER ENDED MARCH 31, 2019

BRIXMOR® Property Group | BRX LISTED NYSE

450 Lexington Ave New York, NY 10017
800.468.7526 BRIXMOR.COM

SUPPLEMENTAL DISCLOSURE

Three Months Ended March 31, 2019

TABLE OF CONTENTS

Page
Glossary of Terms	1
Results Overview & Guidance	3
Financial Summary
Consolidated Balance Sheets	5
Consolidated Statements of Operations	6
EBITDA	7
Funds From Operations (FFO)	8
Supplemental Balance Sheet Detail	9
NOI & Supplemental Statement of Operations Detail	10
Same Property NOI Analysis	11
Capital Expenditures	12
Capitalization, Liquidity & Debt Ratios	13
Debt Overview	14
Summary of Outstanding Debt	15
Covenant Disclosure	16
Investment Summary
Acquisitions	18
Dispositions	19
Anchor Space Repositioning Summary	20
Outparcel Development Summary	22
Redevelopment Summary	23
Future Redevelopment Opportunities	25
Portfolio Summary
Portfolio Overview	28
Top Forty Retailers Ranked by ABR	29
New & Renewal Lease Summary	30
New Lease Net Effective Rent & Leases Signed But Not Yet Commenced	31
Lease Expiration Schedule	32
Properties by Largest US MSAs	33
Largest MSAs by ABR	35
Properties by State	38
Property List	39

Note: Financial information is unaudited.

For additional information, please visit www.brixmor.com, follow Brixmor on Twitter at https://twitter.com/Brixmor, on Facebook at https://www.facebook.com/Brixmor, on Instagram at https://www.instagram.com/brixmorpopupshop and on Youtube at https://www.youtube.com/user/Brixmor, and find Brixmor on LinkedIn at www.linkedin.com/company/brixmor.

This Supplemental Disclosure may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements include, but are not limited to, statements related to the Company’s expectations regarding the performance of its business, its financial results, its liquidity and capital resources and other non-historical statements. You can identify these forward-looking statements by the use of words such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “seeks,” “approximately,” “projects,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words. Such forward-looking statements are subject to various risks and uncertainties, including those described under the sections entitled "Forward-Looking Statements" and “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2018 as such factors may be updated from time to time in our periodic filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this document and in the Company’s filings with the SEC. The Company undertakes no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except as required by law.

Supplemental Disclosure - Three Months Ended March 31, 2019

GLOSSARY OF TERMS

Term	Definition

Anchor Spaces	Spaces equal to or greater than 10,000 square feet ("SF") of GLA.

Anchor Space Repositioning	Anchor leasing that is primarily focused on reconfiguring or significantly remerchandising existing space with minimal work required outside of normal tenant improvement costs.

Annualized Base Rent ("ABR")	Monthly base rent as of a specified date, under leases which have been signed or commenced as of the specified date, multiplied by 12. Annualized base rent is calculated on a cash basis and differs from how rent is calculated in accordance with generally accepted accounting principles in the
United States of America (“GAAP”) for purposes of financial statements.

ABR PSF	ABR divided by leased GLA, excluding the GLA of lessee owned leasehold improvements.

Billed GLA	Aggregate GLA of all commenced leases, as of a specified date.

Development & Redevelopment	Development and redevelopment projects are deemed stabilized upon the earlier of (i) reaching approximately 90% billed occupancy or (ii) one year
Stabilization	after the property is placed in service.

EBITDA, EBITDAre, Adjusted EBITDA &	Supplemental, non-GAAP performance measures. Please see below for more information on the limitations of non-GAAP performance measures.
Cash Adjusted EBITDA	A reconciliation of net income to each of these measures is provided on page 7.
EBITDA is calculated as the sum of net income (loss) presented in accordance with GAAP before (i) interest expense, (ii) federal and state taxes, and
(iii) depreciation and amortization. EBITDAre represents EBITDA as adjusted for (i) gain (loss) on disposition of operating properties and (ii) impairment of real estate assets. Adjusted EBITDA represents EBITDAre as adjusted for (i) gain (loss) on extinguishment of debt and (ii) other items that the Company believes are not indicative of the Company's operating performance. Cash Adjusted EBITDA represents Adjusted EBITDA as adjusted for (i) straight-line rental income, (ii) accretion of above- and below-market leases and tenant inducements, and (iii) straight-line ground rent expense.

Gross Leasable Area ("GLA")	Represents the total amount of leasable property square footage.

Leased GLA	Aggregate GLA of all signed or commenced leases, as of a specified date.

LIBOR	London Interbank Offered Rate.

Metropolitan Statistical Area ("MSA")	Defined by the United States Office of Management and Budget as a region associated with at least one urbanized area that has a population of at least 50,000 and comprises the central county or counties containing the core, plus adjacent outlying counties having a high degree of social and economic integration with the central county or counties as measured through commuting.

NAREIT	National Association of Real Estate Investment Trusts.

NAREIT Funds From Operations (“FFO")	A supplemental, non-GAAP performance measure. Please see below for more information on the limitations of non-GAAP performance measures.
A reconciliation of net income to NAREIT FFO is provided on page 8.
NAREIT defines FFO as net income (loss) presented in accordance with GAAP excluding (i) gain (loss) on disposition of operating properties, plus (ii)
depreciation and amortization of operating properties, (iii) impairment of operating properties and real estate equity investments (to the extent equity investee impairment is directly attributable to a decrease in the value of its operating properties) and (iv) after adjustments for unconsolidated joint ventures calculated to reflect FFO on the same basis.

Net Effective Rent	Average ABR PSF over the lease term adjusted for tenant improvements and allowances, third party leasing commissions and tenant specific landlord work.

Net Operating Income ("NOI")	A supplemental, non-GAAP performance measure. Please see below for more information on the limitations of non-GAAP performance measures.
A reconciliation of NOI to net income is provided on page 10.
Calculated as total property revenues (base rent, expense reimbursements, adjustments for revenues deemed uncollectible, ancillary and other rental income, percentage rents and other revenues) less direct property operating expenses (operating costs, real estate taxes and provision for doubtful accounts). NOI excludes (i) corporate level expenses (including G&A), (ii) lease termination fees, (iii) straight-line rental income, (iv) accretion of above-
and below-market leases and tenant inducements and (v) straight-line ground rent expense.

New Development	Refers to ground up development of new shopping centers. Does not refer to outparcel development.

NOI Yield	Calculated as the projected incremental NOI as a percentage of the incremental third party costs of a specified project, net of any project specific credits (i.e. lease termination fees or other ancillary credits).

Non-owned Major Tenant	Also known as a shadow anchor. Represents tenants that are situated on parcels which are owned by unrelated third parties, but, due to their location within or immediately adjacent to a shopping center, appear to the consumer as a retail tenant of the shopping center and, as a result, attract additional consumer traffic to the center.

Outparcel	Refers to a portion of a shopping center, separate from the main retail buildings and generally located on the outer edge of a property, which may currently, or in the future, contain one or several freestanding buildings.

Percent Billed	Billed GLA as a percentage of total GLA.

Percent Leased	Leased GLA as a percentage of total GLA.

PSF	Per square foot of GLA.

Redevelopment	Larger scale projects that typically involve new construction, reconfiguration or demolition of a portion of the shopping center to accommodate new retailers.

Rent Spread	Represents the percentage change in cash ABR PSF in the first year of the new lease relative to cash ABR PSF in the last year of the old lease. Rent spreads are presented only for leases deemed comparable.

New Rent Spread	Includes new leases executed on units that were occupied within the prior 12 months. New leases signed on units that have been vacant for longer than 12 months and new leases signed on first generation space are non-comparable and excluded from New Rent Spreads.

Renewal Rent Spread	Includes renewal leases executed with the same tenant in all or a portion of the same location to extend the term of an expiring lease. Renewals that include the expansion of an existing tenant into space that has been vacant for longer than 12 months are non-comparable and excluded from
Renewal Rent Spreads.

Option Rent Spread	Includes contractual renewal options exercised by tenants in the same location to extend the term of an expiring lease.

Total Rent Spread	Combined spreads for new, renewal and option leases.

Supplemental Disclosure - Three Months Ended March 31, 2019	Page 1

GLOSSARY OF TERMS

Term	Definition

Same Property NOI	A supplemental, non-GAAP performance measure. Please see below for more information on the limitations of non-GAAP performance measures.
A reconciliation of Same Property NOI to net income is provided on page 11.
Represents NOI of properties owned for the entirety of both periods excluding properties under development and completed development properties which have been stabilized for less than one year. Same Property NOI excludes income or expense associated with the Company's captive insurance entity.

Number of Properties in Same Property NOI Analysis:
Three Months Ended 3/31/19
	Total properties in Brixmor Property Group portfolio	422
	Acquired properties excluded from same property NOI	—
	Additional exclusions	(2)
	Same Property NOI pool	420

In addition, three outparcels acquired in 2018 are excluded from the Same Property NOI pool.
The balance of the shopping centers where those outparcels exist are included in the Same
Property NOI pool.

Small Shop Spaces	Spaces less than 10,000 SF of GLA.

Straight-line Rent	Non-cash revenue related to GAAP requirement to average a tenant's contractual base rent over the life of the lease, regardless of the actual cash collected in the reporting period.

Year Built	Year of most recent redevelopment or year built if no redevelopment has occurred.

FASB Accounting Standards Codification - Topic 842 (Leases) ("ASC 842")

In connection with the Company’s adoption of ASC 842 on January 1, 2019, the financial statements have been impacted as follows:

Consolidated Balance Sheets
• Addition of a right-of-use asset included in other assets. The right-of-use asset represents the value of the lease liability (described below) adjusted for initial direct costs, prepaid lease payments and lease incentives.
• Addition of a lease liability included in accounts payable, accrued expenses and other liabilities. The lease liability represents the present value of the future, fixed contractual lease obligations under leases where the Company is the lessee.

Consolidated Statements of Operations
• Expense reimbursements and percentage rents are now included in rental income for all periods presented.
• Rental income is presented net of revenues deemed uncollectible for the current period. Prior period provision for doubtful accounts is included in operating expenses in accordance with previous guidance and has not been reclassified to rental income.
• Revenues that are not specific to tenant leases have been reclassified from rental income to other revenues for both periods presented.
• Indirect leasing costs previously capitalized, such as leasing payroll and/or legal costs associated with the execution of lease agreements, are expensed under ASC 842. Amounts incurred in the current period are now included in general and administrative, with no changes made to prior period presentations.

Non-GAAP Performance Measures

The Company's non-GAAP performance measures have limitations as they do not include all items of income and expense that affect operations, and accordingly, should always be considered as supplemental financial results to those presented in accordance with GAAP.
Non-GAAP performance measures should not be considered as alternatives to, or more meaningful than, net income (presented in accordance with GAAP) or other GAAP financial measures as indicators of financial performance and are not alternatives to, or more meaningful than, cash flow from operating activities (presented in accordance with GAAP) as a measure of liquidity.
Computation of non-GAAP performance measures may differ in certain respects from the methodology utilized by other REITs and, therefore, may not be comparable to similarly titled measures presented by such other REITs. Investors are cautioned that items excluded from non-GAAP performance measures are relevant to understanding and addressing financial performance.

The Company believes that the non-GAAP performance measures it presents are useful to investors for the following reasons:
• EBITDA, EBITDAre, Adjusted	By excluding various items that the Company believes are not indicative of its operating performance, EBITDA, EBITDAre, Adjusted EBITDA & Cash
EBITDA & Cash Adjusted EBITDA	Adjusted EBITDA provide a meaningful performance measure as it relates to the Company's ability to meet various coverage tests.

• NAREIT FFO	The Company believes NAREIT FFO assists investors in analyzing and comparing the operating and financial performance of a company between periods.

• NOI and Same Property NOI	Same property NOI eliminates disparities in NOI due to the acquisition or disposition of properties or the stabilization of New Development properties during the period presented and therefore provides a more consistent metric for comparing the operating performance of a company's real estate between periods.
between periods.

Supplemental Disclosure - Three Months Ended March 31, 2019	Page 2

RESULTS OVERVIEW & GUIDANCE
Unaudited, dollars in thousands, except per share and per square foot amounts

	Three Months Ended
Summary Financial Results	3/31/19	3/31/18
Total revenues (page 6)	$ 291,139	$ 317,175
Net income (page 6) (1)	62,900	61,022
Net income per diluted share (page 6) (1)	0.21	0.20
Adjusted EBITDA (page 7) (1)	191,903	211,993
Cash Adjusted EBITDA (page 7) (1)	182,782	202,871
NAREIT FFO (page 8) (1)	142,807	154,828
NAREIT FFO per diluted share (page 8) (1)	0.48	0.51
Items that impact FFO comparability, net per share (page 8)	(0.00)	(0.00)
Dividends declared per share (page 8)	0.280	0.275
Share dividend payout ratio (as % of NAREIT FFO) (page 8)	58.4	53.8%
NOI (page 10)	206,665	222,892

	Three Months Ended
Summary Operating and Financial Ratios	3/31/19	12/31/18	9/30/18	6/30/18	3/31/18
NOI margin (page 10) (2)	73.5	73.0%	73.8%	73.8	73.3
Same property NOI growth (page 11) (3)	2.0	(0.2)%	1.2%	1.4	0.7
Fixed charge coverage (page 13)	4.1x	3.9x	3.5x	3.6x	3.5x
Net principal debt to Adjusted EBITDA (page 13) (4)	6.4x	6.2x	6.2x	6.4x	6.6x

Outstanding Classes of Stock	As of 3/31/19	As of 12/31/18	As of 9/30/18	As of 6/30/18	As of 3/31/18
Common shares outstanding (page 13)	297,987	298,489	299,892	302,627	302,826

Summary Portfolio Statistics (5)	As of 3/31/19	As of 12/31/18	As of 9/30/18	As of 6/30/18	As of 3/31/18
Number of properties (page 28)	422	425	445	471	480
Percent billed (page 28)	87.5	88.4%	89.4%	89.4	89.8
Percent leased (page 28)	91.1	91.9%	92.5%	92.5	92.1
ABR PSF (page 28)	$ 14.32	$ 14.10	$ 13.89	$ 13.73	$ 13.61
New lease rent spread (page 30)	32.7	31.5%	39.7%	28.7	36.7
New & renewal lease rent spread (page 30)	12.3	11.2%	13.4%	14.3	16.7
Total - new, renewal & option lease rent spread (page 30)	9.8	9.5%	12.1%	11.2	14.5
Total - new, renewal & option GLA (page 30)	3,184,376	3,093,665	3,135,370	3,396,474	2,745,080

2019 Guidance	Current	Previous (at 12/31/18)	YTD
NAREIT FFO per diluted share (6)(7)	$1.86 - $1.94	$1.86 - $1.94	$ 0.48
Same property NOI growth	2.75% - 3.25%	2.75% - 3.25%	2.00%

(1) The Company capitalized $3.0 million, or $0.01 per diluted share, of leasing payroll and legal costs during the three months ended March 31, 2018. In connection with the Company’s adoption of ASC 842 on January 1, 2019, the Company is no longer capitalizing such costs.

(2) In connection with the Company’s adoption of ASC 842 on January 1, 2019, prior period ratios have been updated to be consistent with the current presentation.
(3) Reflects same property NOI as reported for the specified period.
(4) For purposes of financial ratios, Adjusted EBITDA is annualized based on current quarter results.
(5) Reflects portfolio statistics as reported for the specified period.
(6) Does not include any expectations of additional one-time items, including, but not limited to, litigation and other non-routine legal expenses.
(7) Includes prospective capital recycling.

Supplemental Disclosure - Three Months Ended March 31, 2019	Page 3

FINANCIAL SUMMARY

Supplemental Disclosure Three Months Ended March 31, 2019

CONSOLIDATED BALANCE SHEETS
Unaudited, dollars in thousands, except share information

	As of	As of
	3/31/19	12/31/18
Assets
Real estate
Land	$1,794,709	$1,804,504
Buildings and tenant improvements	7,518,193	7,535,985
Construction in progress	108,322	90,378
Lease intangibles	652,561	667,910
	10,073,785	10,098,777
Accumulated depreciation and amortization	(2,386,092)	(2,349,127)
Real estate, net	7,687,693	7,749,650
Cash and cash equivalents	349	41,745
Restricted cash	3,057	9,020
Marketable securities	29,634	30,243
Receivables, net	236,391	228,297
Deferred charges and prepaid expenses, net	143,535	145,662
Real estate assets held for sale	9,093	2,901
Other assets (1)	74,178	34,903
Total assets	$8,183,930	$8,242,421

Liabilities
Debt obligations, net	$4,873,065	$4,885,863
Accounts payable, accrued expenses and other liabilities (1)	518,094	520,459
Total liabilities	5,391,159	5,406,322

Equity
Common stock, $0.01 par value; authorized 3,000,000,000 shares;
305,289,535 and 305,130,472 shares issued and 297,987,158 and 298,488,516
shares outstanding	2,980	2,985
Additional paid-in capital	3,222,844	3,233,329
Accumulated other comprehensive income	6,048	15,973
Distributions in excess of net income	(439,101)	(416,188)
Total equity	2,792,771	2,836,099
Total liabilities and equity	$8,183,930	$8,242,421

(1) In connection with the Company’s adoption of ASC 842 on January 1, 2019, a right-of-use asset and lease liability were recorded and are included in Other assets and Accounts payable, accrued expenses and other liabilities, respectively. See page 9 for additional information.

Supplemental Disclosure - Three Months Ended March 31, 2019	Page 5

CONSOLIDATED STATEMENTS OF OPERATIONS
Unaudited, dollars in thousands, except per share amounts

	Three Months Ended
	3/31/19	3/31/18
Revenues
Rental income (1)	$289,955	$316,797
Other revenues	1,184	378
Total revenues	291,139	317,175

Operating expenses
Operating costs	31,258	35,490
Real estate taxes	43,326	45,725
Depreciation and amortization	85,395	90,383
Provision for doubtful accounts	—	2,415
Impairment of real estate assets	3,112	15,902
General and administrative (2)	25,443	22,426
Total operating expenses	188,534	212,341

Other income (expense)
Dividends and interest	147	96
Interest expense	(46,666)	(55,171)
Gain on sale of real estate assets	7,602	11,448
Gain (loss) on extinguishment of debt, net	30	(132)
Other	(818)	(53)
Total other expense	(39,705)	(43,812)

Net income	$62,900	$61,022

Per common share:
Net income:
Basic	$0.21	$0.20
Diluted	$0.21	$0.20
Weighted average shares:
Basic	298,599	304,158
Diluted	299,029	304,278

(1) In connection with the Company’s adoption of ASC 842 on January 1, 2019, Rental income includes Expense reimbursements and Percentage rents for both periods presented. Additionally, for the three months ended March 31, 2019, Rental income is presented net of Revenues deemed uncollectible. See page 10 for additional information.

(2) The Company capitalized $3.0 million of leasing payroll and legal costs during the three months ended March 31, 2018. In connection with the Company's adoption of ASC 842 on January 1, 2019, the Company is no longer capitalizing such costs.

Supplemental Disclosure - Three Months Ended March 31, 2019	Page 6

EBITDA
Unaudited, dollars in thousands

	Three Months Ended
	3/31/19	3/31/18

Net income (1)	$62,900	$61,022
Interest expense	46,666	55,171
Federal and state taxes	755	214
Depreciation and amortization	85,395	90,383
EBITDA	195,716	206,790
Gain on disposition of operating properties	(7,602)	(11,448)
Impairment of real estate assets	3,112	15,902
EBITDAre	$191,226	$211,244

EBITDAre	$191,226	$211,244
Litigation and other non-routine legal expenses	697	584
Transaction expenses	10	33
(Gain) loss on extinguishment of debt, net	(30)	132
Total adjustments	677	749
Adjusted EBITDA	$191,903	$211,993

Adjusted EBITDA	$191,903	$211,993
Straight-line rental income, net	(5,036)	(3,097)
Accretion of above- and below-market leases and tenant inducements, net	(4,116)	(6,055)
Straight-line ground rent expense (2)	31	30
Total adjustments	(9,121)	(9,122)
Cash Adjusted EBITDA	$182,782	$202,871

(1) The Company capitalized $3.0 million of leasing payroll and legal costs during the three months ended March 31, 2018. In connection with the Company’s adoption of ASC 842 on January 1, 2019, the Company is no longer capitalizing such costs.

(2) Straight-line ground rent expense is included in Operating costs on the Consolidated Statements of Operations.

Supplemental Disclosure - Three Months Ended March 31, 2019	Page 7

FUNDS FROM OPERATIONS (FFO)
Unaudited, dollars in thousands, except per share amounts

	Three Months Ended
	3/31/19	3/31/18

Net income (1)	$62,900	$61,022
Gain on disposition of operating properties	(7,602)	(11,448)
Depreciation and amortization- real estate related	84,397	89,352
Impairment of operating properties	3,112	15,902
NAREIT FFO	$142,807	$154,828

NAREIT FFO per diluted share (1)	$0.48	$0.51
Weighted average diluted shares outstanding	299,029	304,278

Items that impact FFO comparability
Litigation and other non-routine legal expenses	$(697)	$(584)
Transaction expenses	(10)	(33)
Gain (loss) on extinguishment of debt, net	30	(132)
Total items that impact FFO comparability	$(677)	$(749)
Items that impact FFO comparability, net per share	$(0.00)	$(0.00)

Additional Disclosures
Straight-line rental income, net	$5,036	$3,097
Accretion of above- and below-market leases and tenant inducements, net	4,116	6,055
Straight-line ground rent expense (2)	(31)	(30)

Dividends declared per share	$0.280	$0.275
Share dividends declared	$83,436	$83,277
Share dividend payout ratio (as % of NAREIT FFO)	58.4%	53.8%

(1) The Company capitalized $3.0 million, or $0.01 per diluted share, of leasing payroll and legal costs during the three months ended March 31, 2018. In connection with the Company’s adoption of ASC 842 on January 1, 2019, the Company is no longer capitalizing such costs.

(2) Straight-line ground rent expense is included in Operating costs on the Consolidated Statements of Operations.

Supplemental Disclosure - Three Months Ended March 31, 2019	Page 8

SUPPLEMENTAL BALANCE SHEET DETAIL
Unaudited, dollars in thousands

	As of	As of
	3/31/19	12/31/18

Receivables, net
Straight-line rent receivable	$131,603	$128,154
Tenant receivables	93,084	96,047
Allowance for doubtful accounts	(22,183)	(21,724)
Insurance receivable (1)	19,461	19,461
Other	14,426	6,359
Total receivables, net	$236,391	$228,297

Deferred charges and prepaid expenses, net
Deferred charges, net	$123,164	$126,082
Prepaid expenses, net	20,371	19,580
Total deferred charges and prepaid expenses, net	$143,535	$145,662

Other assets
Right-of-use asset (2)	$43,146	$—
Furniture, fixtures and leasehold improvements, net	13,033	13,771
Interest rate swaps	12,788	18,630
Other	5,211	2,502
Total other assets	$74,178	$34,903

Accounts payable, accrued expenses and other liabilities
Accounts payable and other accrued expenses	$191,626	$234,651
Below market leases, net	120,091	126,874
Dividends payable	85,026	85,284
Lease liability (2)	48,196	—
Accrued litigation (1)	19,461	19,461
Accrued SEC settlement (3)	7,000	7,000
Interest rate swaps	6,786	2,571
Other	39,908	44,618
Total accounts payable, accrued expenses and other liabilities	$518,094	$520,459

(1) In May 2017, the Company entered into a settlement agreement with respect to a class action lawsuit filed in March 2016.  The agreed upon settlement amount is within the coverage amount of the Company’s applicable insurance policies. For additional information, refer to Form 10-K, filed with the Securities and Exchange Commission (“SEC”) on February 11, 2019.

(2) In connection with the Company’s adoption of ASC 842 on January 1, 2019, a right-of-use asset and lease liability were recorded and are included in Other assets and Accounts payable, accrued expenses and other liabilities, respectively.

(3) The Company and the Staff of the SEC Enforcement Division have been discussing a possible negotiated resolution with respect to the SEC investigation. Agreement has been reached on the material terms of such a resolution, which are still subject to finalizing the necessary documents and obtaining approval by the SEC, which cannot be assured. The agreement, among other things, requires the payment of a civil penalty of $7.0 million, which the Company has accrued as a contingent liability for the quarter ended December 31, 2018. For additional information, refer to Form 10-K, filed with the SEC on February 11, 2019.

Supplemental Disclosure - Three Months Ended March 31, 2019	Page 9

NOI & SUPPLEMENTAL STATEMENT OF OPERATIONS DETAIL
Unaudited, dollars in thousands

	Three Months Ended
	3/31/19	3/31/18
Net Operating Income Detail
Base rent	$211,069	$228,687
Expense reimbursements	64,954	70,878
Revenues deemed uncollectible / Provision for doubtful accounts	(2,844)	(2,415)
Ancillary and other rental income / Other revenues	5,170	3,975
Percentage rents	2,869	2,952
Operating costs	(31,227)	(35,460)
Real estate taxes	(43,326)	(45,725)
Net operating income	$206,665	$222,892

Operating Ratios
NOI margin (NOI / revenues) (1)	73.5%	73.3%
Expense recovery ratio (expense reimbursements / (operating costs + real estate taxes))	87.1%	87.3%

Reconciliation of Net Operating Income to Net Income
Net operating income	$206,665	$222,892
Lease termination fees	769	1,531
Straight-line rental income, net	5,036	3,097
Accretion of above- and below-market leases and tenant inducements, net	4,116	6,055
Straight-line ground rent expense (2)	(31)	(30)
Depreciation and amortization	(85,395)	(90,383)
Impairment of real estate assets	(3,112)	(15,902)
General and administrative	(25,443)	(22,426)
Total other expense	(39,705)	(43,812)
Net income	$62,900	$61,022

Supplemental Statement of Operations Detail
Rental income (3)
Base rent	$211,069	$228,687
Expense reimbursements	64,954	70,878
Revenues deemed uncollectible	(2,844)	—
Lease termination fees	769	1,531
Straight-line rental income, net	5,036	3,097
Accretion of above- and below-market leases and tenant inducements, net	4,116	6,055
Ancillary and other rental income	3,986	3,597
Percentage rents	2,869	2,952
Total rental income	$289,955	$316,797

Other revenues	$1,184	$378

Interest expense
Mortgage, note and other interest	$33,033	$44,482
Unsecured credit facility and term loan interest	12,004	10,613
Capitalized interest	(626)	(654)
Deferred financing cost amortization	1,787	1,682
Debt premium/discount amortization, net	468	(952)
Total interest expense	$46,666	$55,171

Other
Federal and state taxes	$755	$214
Other	63	(161)
Total other	$818	$53

Additional G&A Disclosures
Capitalized construction compensation costs	$3,323	$2,224
Capitalized leasing legal costs (4)	—	824

Capitalized leasing payroll costs (4)	$—	$2,130
Capitalized leasing commission costs	1,189	1,472
Total capitalized leasing compensation costs	$1,189	$3,602

Equity based compensation	$2,477	$2,484

(1) NOI margin includes the impact of Revenues deemed uncollectible / Provision for doubtful accounts within Revenues for both periods presented.
(2) Straight-line ground rent expense is included in Operating costs on the Consolidated Statements of Operations.
(3) In connection with the Company’s adoption of ASC 842 on January 1, 2019, Rental income includes Expense reimbursements and Percentage rents for all periods presented. Additionally, for the three months ended March 31, 2019, Rental income is presented net of Revenues deemed uncollectible.

(4) In connection with the Company’s adoption of ASC 842 on January 1, 2019, the Company is no longer capitalizing such costs.

Supplemental Disclosure - Three Months Ended March 31, 2019	Page 10

SAME PROPERTY NOI ANALYSIS
Unaudited, dollars in thousands

	Three Months Ended
	3/31/19	3/31/18	Change
Same Property NOI Analysis
Number of properties	420	420	—
Percent billed	87.5%	89.5%	(2.0%)
Percent leased	91.1%	92.0%	(0.9%)

Revenues (1)
Base rent	$209,706	$206,364
Expense reimbursements	64,460	64,489
Revenues deemed uncollectible	(2,843)	—
Ancillary and other rental income / Other revenues	5,123	3,561
Percentage rents	2,869	2,893
	279,315	277,307	0.7%
Operating expenses
Operating costs	(30,888)	(31,930)
Real estate taxes	(43,001)	(41,900)
Provision for doubtful accounts	—	(2,153)
	(73,889)	(75,983)	(2.8%)
Same property NOI	$205,426	$201,324	2.0%

NOI margin (1)(2)	73.5%	73.2%
Expense recovery ratio	87.2%	87.3%

Percent Contribution to Same Property NOI Growth:
	Change	Percent Contribution
Base rent	$3,342	1.6%
Revenues deemed uncollectible / Provision for doubtful accounts	(690)	(0.3%)
Net recoveries	(88)	(0.0%)
Ancillary and other rental income / Other revenues	1,562	0.7%
Percentage rents	(24)	(0.0%)
		2.0%

Reconciliation of Net Income to Same Property NOI
Same property NOI	$205,426	$201,324
Adjustments:
Non-same property NOI	1,239	21,568
Lease termination fees	769	1,531
Straight-line rental income, net	5,036	3,097
Accretion of above- and below-market leases and tenant inducements, net	4,116	6,055
Straight-line ground rent expense	(31)	(30)
Depreciation and amortization	(85,395)	(90,383)
Impairment of real estate assets	(3,112)	(15,902)
General and administrative	(25,443)	(22,426)
Total other expense	(39,705)	(43,812)
Net income	$62,900	$61,022

(1) In connection with the Company’s adoption of ASC 842 on January 1, 2019, Revenues is presented net of Revenues deemed uncollectible for the three months ended March 31, 2019.
(2) NOI margin includes the impact of Revenues deemed uncollectible / Provision for doubtful accounts within Revenues for both periods presented.

Supplemental Disclosure - Three Months Ended March 31, 2019	Page 11

CAPITAL EXPENDITURES
Unaudited, dollars in thousands

	Three Months Ended
	3/31/19	3/31/18
Leasing related:
Tenant improvements and tenant inducements	$14,912	$20,423
External leasing commissions	1,848	3,033
	16,760	23,456

Value-enhancing:
Anchor space repositionings	15,017	10,793
Outparcel developments	2,105	1,103
Redevelopments	22,198	13,002
New development	1,188	2,729
Other (1)	2,792	812
	43,300	28,439

Maintenance capital expenditures (2)	5,847	3,630

Total capital expenditures	$65,907	$55,525

(1) Includes, but is not limited to, minor value-enhancing projects, LED lighting upgrades and solar array installations.
(2) Excludes costs related to Hurricane Michael recoveries, as they are expected to be reimbursed by the Company's insurance carrier.

Supplemental Disclosure - Three Months Ended March 31, 2019	Page 12

CAPITALIZATION, LIQUIDITY & DEBT RATIOS
Unaudited, dollars and shares in thousands except per share amounts

			As of	As of
			3/31/19	12/31/18
Equity Capitalization:
Common shares outstanding			297,987	298,489
Common share price			$18.37	$14.69
Total equity capitalization			$5,474,021	$4,384,803

Debt:
Revolving credit facility			$291,000	$306,000
Term loans			1,150,000	1,150,000
Unsecured notes			3,468,453	3,468,453
Secured mortgages			7,000	7,000
Total principal debt			4,916,453	4,931,453
Less: Net unamortized discount			(10,832)	(11,300)
Less: Deferred financing fees			(32,556)	(34,290)
Total debt			4,873,065	4,885,863
Less: Cash, cash equivalents and restricted cash			(3,406)	(50,765)
Net debt			$4,869,659	$4,835,098

Total market capitalization:			$10,343,680	$9,219,901

Liquidity:
Cash and cash equivalents and restricted cash			$3,406	$50,765
Available under revolving credit facility (1)			954,748	938,813
			$958,154	$989,578

Ratios:
Principal debt to total market capitalization			47.5%	53.5%
Principal debt to total assets, before depreciation			46.5%	46.6%
Secured principal debt to total assets, before depreciation			0.1%	0.1%
Net principal debt to Adjusted EBITDA (2)(3)			6.4x	6.2x
Unencumbered assets to unsecured debt			2.1x	2.1x
Interest coverage (Adjusted EBITDA / interest expense) (2)			4.1x	4.0x
Fixed charge coverage (Adjusted EBITDA / (interest expense + scheduled principal payments)) (2)			4.1x	3.9x

			As of	As of
			3/31/19	12/31/18
Percentage of total debt:
Fixed			81.9%	83.7%
Variable			18.1%	16.3%
Unencumbered summary:
Percent of properties			99.8%	99.8%
Percent of ABR			99.9%	99.9%
Percent of NOI			99.9%	99.9%
Weighted average maturity (years):
Fixed			5.2	5.4
Variable			3.9	4.3
Total			5.0	5.2

Credit Ratings & Outlook:

Fitch Ratings	BBB-	Stable
Moody's Investors Service	Baa3	Stable
Standard & Poor's Ratings Services	BBB-	Stable

(1) Funds available under the revolving credit facility are reduced by three outstanding letters of credit totaling $4,252.
(2) For purposes of financial ratios, Adjusted EBITDA is annualized based on the current quarter results.
(3) The Company capitalized $3.2 million, or 0.1x, of leasing payroll and legal costs during the three months ended December 31, 2018. In connection with the Company’s adoption of ASC 842 on January 1, 2019, the Company is no longer capitalizing such costs.

Supplemental Disclosure - Three Months Ended March 31, 2019	Page 13

DEBT OVERVIEW
Unaudited, dollars in thousands

Maturity Schedule - Debt obligations
	Year		Maturities	Weighted Avg Stated Interest Rate
	2019		$—	—
	2020		—	—
	2021		500,000	2.36%
	2022		750,000	3.85%
	2023		1,141,000	3.49%
	2024		807,000	3.98%
	2025		700,000	3.85%
	2026		607,542	4.17%
	2027		400,000	3.90%
	2028		7,708	6.90%
	2029+		3,203	7.50%
	Total Debt Maturities		$4,916,453	3.69%

	Net unamortized discount		(10,832)
	Deferred financing costs		(32,556)
	Debt obligations, net		$4,873,065

Detailed Maturity Schedule - Debt obligations

	Fixed Rate Secured Mortgages		Variable Rate and Fixed Rate Unsecured Notes		Variable Rate and Fixed Rate Unsecured Credit Facility / Term Loans

Year	Maturities	Weighted Avg Stated Interest Rate	Maturities	Weighted Avg Stated Interest Rate	Maturities	Weighted Avg Stated Interest Rate
2019	$—	—	$—	—	$—	—
2020	—	—	—	—	—	—
2021	—	—	—	—	500,000	2.36%
2022	—	—	750,000	3.85%	—	—
2023	—	—	500,000	3.25%	641,000	3.67%
2024	7,000	4.40%	500,000	3.65%	300,000	4.51%
2025	—	—	700,000	3.85%	—	—
2026	—	—	607,542	4.17%	—	—
2027	—	—	400,000	3.90%	—	—
2028	—	—	7,708	6.90%	—	—
2029+	—	—	3,203	7.50%	—	—
Total Debt Maturities	$7,000	4.40%	$3,468,453	3.81%	$1,441,000	3.39%

Supplemental Disclosure - Three Months Ended March 31, 2019	Page 14

SUMMARY OF OUTSTANDING DEBT
Unaudited, dollars in thousands

	Outstanding	Weighted Average	Maturity	Percent of
Loan / Property Name	Balance	Stated Interest Rate	Date	Total Indebtedness
FIXED RATE DEBT:
Secured Mortgages
Larchmont Centre	$7,000	4.40	3/1/24	0.14
TOTAL FIXED RATE SECURED MORTGAGES	7,000	4.40		0.14

Unsecured fixed rate debt
Term Loan Facility - $500,000 (1)	500,000	2.36	7/31/21	10.17
Term Loan Facility - $300,000 (2)(3)	300,000	4.51	7/26/24	6.10
TOTAL UNSECURED FIXED RATE DEBT	800,000	3.17		16.27

Unsecured Notes
3.88%, 2022 Brixmor OP Notes	500,000	3.88	8/15/22	10.17
3.25%, 2023 Brixmor OP Notes	500,000	3.25	9/15/23	10.17
3.65%, 2024 Brixmor OP Notes	500,000	3.65	6/15/24	10.17
3.85%, 2025 Brixmor OP Notes	700,000	3.85	2/1/25	14.24
4.13%, 2026 Brixmor OP Notes	600,000	4.13	6/15/26	12.20
7.97%, 2026 Brixmor LLC Notes	694	7.97	8/14/26	0.01
7.65%, 2026 Brixmor LLC Notes	6,100	7.65	11/2/26	0.12
7.68%, 2026 Brixmor LLC Notes I	748	7.68	11/2/26	0.02
3.90%, 2027 Brixmor OP Notes	400,000	3.90	3/15/27	8.14
6.90%, 2028 Brixmor LLC Notes I	2,222	6.90	2/15/28	0.05
6.90%, 2028 Brixmor LLC Notes II	5,486	6.90	2/15/28	0.11
7.50%, 2029 Brixmor LLC Notes	3,203	7.50	7/30/29	0.07
TOTAL FIXED RATE UNSECURED NOTES	3,218,453	3.81		65.47

TOTAL FIXED RATE DEBT	$4,025,453	3.68		81.88

VARIABLE RATE DEBT:
Unsecured variable rate debt
2022 Brixmor OP Notes (LIBOR + 105 basis points)	$250,000	3.79	2/1/22	5.08
Revolving Credit Facility (LIBOR + 110 basis points)	291,000	3.59	2/28/23	5.92
Term Loan Facility - $350,000 (LIBOR + 125 basis points)	350,000	3.74	12/12/23	7.12
TOTAL UNSECURED VARIABLE RATE DEBT	891,000	3.70		18.12

TOTAL VARIABLE RATE DEBT	$891,000	3.70		18.12

TOTAL DEBT OBLIGATIONS	$4,916,453	3.69		100.00

Net unamortized discount	(10,832)
Deferred financing costs	(32,556)
DEBT OBLIGATIONS, NET	$4,873,065

(1) Effective November 1, 2016, the Term Loan Facility - $500,000 is swapped from one-month LIBOR to a fixed rate of 1.113% (plus a spread of 125 basis points) through July 30, 2021.
(2) Effective January 2, 2019, the Term Loan Facility - $300,000 is swapped from one-month LIBOR to a fixed, combined rate of 2.611% (plus a spread of 190 basis points) through July 26, 2024.
(3) The spread on the Term Loan Facility - $300,000 will be decreased from 190 basis points to 125 basis points effective July 28, 2019.

Supplemental Disclosure - Three Months Ended March 31, 2019	Page 15

COVENANT DISCLOSURE
Unaudited, dollars in thousands

Unsecured OP Notes Covenant Disclosure
	Covenants	3/31/19

I. Aggregate debt test	< 65%	47.2%
Total Debt		4,873,065
Total Assets		10,333,627

II. Secured debt test	< 40%	0.1%
Total Secured Debt		7,207
Total Assets		10,333,627

III. Unencumbered asset ratio	> 150%	212.0%
Total Unencumbered Assets		10,314,276
Unsecured Debt		4,865,858

IV. Debt service test	> 1.5x	4.1x
Consolidated EBITDA		777,360
Annual Debt Service Charge		190,668

For detailed descriptions of the unsecured OP notes covenant calculations and definitions of capitalized terms please refer to the Prospectus Supplements filed SEC on January 15, 2015, August 3, 2015, June 6, 2016, August 17, 2016, March 3, 2017, June 2, 2017 and August 28, 2018 and by the OP with the incorporated therein by reference.

Unsecured Credit Facility Covenant Disclosure
	Covenants	3/31/19

I. Leverage ratio	< 60%	38.3%
Total Outstanding Indebtedness		4,916,453
Balance Sheet Cash (1)		15,599
Total Asset Value		12,809,545

II. Secured leverage ratio (2)	< 40%	N/A
Total Secured Indebtedness		7,000
Balance Sheet Cash (1)		15,599
Total Asset Value		12,809,545

III. Unsecured leverage ratio	< 60%	38.3%
Total Unsecured Indebtedness		4,909,453
Unrestricted Cash (3)		12,542
Unencumbered Asset Value		12,792,741

IV. Fixed charge coverage ratio	> 1.5x	4.5x
Total Net Operating Income		832,431
Capital Expenditure Reserve		10,979
Fixed Charges		184,248

(1) Balance Sheet Cash consists of cash and cash equivalents, restricted cash and certain marketable securities.
(2) The secured leverage ratio is (0.1%) due to the impact of Balance Sheet Cash.
(3) Unrestricted Cash consists of cash and cash equivalents and certain marketable securities.

For detailed descriptions of the unsecured credit facility covenant calculations and definitions of capitalized terms please refer to the Second Amended and Restated Revolving Credit and Term Loan Agreement, dated as of December 12, 2018 filed as Exhibit 10.26 to Form 10-K, filed with the SEC on February 11, 2019.

Supplemental Disclosure - Three Months Ended March 31, 2019	Page 16

INVESTMENT SUMMARY

Supplemental Disclosure Three Months Ended March 31, 2019

ACQUISITIONS
Dollars in thousands, except ABR PSF

Property Name	MSA	Purchase Date	Purchase Price	GLA / Acres	Percent Leased	ABR PSF	Major Tenants

There were no acquisitions completed during the three months ended March 31, 2019.

Supplemental Disclosure - Three Months Ended March 31, 2019	Page 18

DISPOSITIONS
Dollars in thousands, except ABR PSF

Property Name	MSA	Sale Date	Sale Price	GLA / Acres	Percent Leased	ABR PSF (1)	Major Tenants

Three Months Ended March 31, 2019
Applegate Ranch Shopping Center	Merced, CA	2/1/19	$24,700	153,721	96.3%	$16.71	Marshall's, Petco
Forest Hills Village	Dallas-Fort Worth-Arlington, TX	2/13/19	5,400	69,651	100.0%	5.87	Foodland Markets, Family Dollar, Hi Style Fashion
Green Acres	Saginaw, MI	3/8/19	16,000	244,005	89.9%	15.41	Kroger, Planet Fitness, Rite Aid
			$46,100	467,377

	TOTAL - THREE MONTHS ENDED MARCH 31, 2019		$46,100	467,377

(1) ABR PSF excludes the GLA of lessee owned leasehold improvements.
Major tenants includes only owned tenants.

Supplemental Disclosure - Three Months Ended March 31, 2019	Page 19

ANCHOR SPACE REPOSITIONING SUMMARY
Dollars in thousands

	Property Name	MSA	Description

IN PROCESS ANCHOR SPACE REPOSITIONINGS
New Projects Added To In Process Pipeline During The Three Months Ended March 31, 2019
1	Perkins Farm Marketplace	Worcester, MA-CT	Remerchandise and expand former Fallas with a 35K SF Ollie's Bargain Outlet
2	Cayuga Mall	Ithaca, NY	Remerchandise former T.J.Maxx with a 20K SF Planet Fitness and a 10K SF junior anchor and renovate existing Big Lots in conjunction with store remodel
3	Florence Plaza - Florence Square - Project II	Cincinnati, OH-KY-IN	Remerchandise former hhgregg with a 31K SF Bob’s Furniture and a 27K SF Ross Dress for Less

In Process Projects
4	Cudahy Plaza	Los Angeles-Long Beach-Anaheim, CA	Remerchandise former Kmart with a 40K SF Chuze Fitness, a 25K SF junior anchor and additional small shop space
5	Lompoc Center	Santa Maria-Santa Barbara, CA	Remerchandise former Staples with a 10K SF Ulta, a 9K SF Five Below and 5K SF Famous Footwear
6	Superior Marketplace	Boulder, CO	Remerchandise former Sports Authority with a 23K SF Stickley Furniture and a 17K SF Goldfish Swim School
7	Northgate Shopping Center	Deltona-Daytona Beach-Ormond Beach, FL	Remerchandise former Sears Essentials with a 45K SF Big Lots, a 33K SF Tractor Supply, a 22K SF Planet Fitness and additional small shop space
8	Clearwater Mall	Tampa-St. Petersburg-Clearwater, FL	Remerchandise former hhgregg with a 35K SF Burlington Stores
9	Annex of Arlington	Chicago-Naperville-Elgin, IL-IN-WI	Relocate and expand Binny’s Beverage Depot to 34K SF, replacing a former hhgregg, and remerchandise former Binny’s Beverage Depot with additional retailers
10	Westridge Court	Chicago-Naperville-Elgin, IL-IN-WI	Remerchandise former Shoe Carnival and adjacent small shop space with an 18K SF Cost Plus World Market and remerchandise former 2nd and Charles space with a 29K SF junior anchor
11	Market Centre	Elkhart-Goshen, IN	Remerchandise former MC Sports with a 21K SF JOANN
12	London Marketplace	London, KY	Remerchandise former Kmart with a 36K SF Kohl's, a 24K SF Marshalls, a 22K SF Planet Fitness and a 9K SF Five Below
13	Arborland Center	Ann Arbor, MI	Remerchandise former Toys"R"Us with a 48K SF Gardner White Furniture
14	18 Ryan	Detroit-Warren-Dearborn, MI	Remerchandise former Kroger with a 39K SF Dream Market grocer and a 13K SF RedLine Athletics
15	Delco Plaza	Detroit-Warren-Dearborn, MI	Remerchandise former Babies"R"Us with a 55K SF Urban Air Adventure Park
16	Ellisville Square	St. Louis, MO-IL	Remerchandise and expand former Sports Authority with a 22K SF ALDI and a 15K SF Petco
17	Falcaro's Plaza	New York-Newark-Jersey City, NY-NJ-PA	Remerchandise former OfficeMax and adjacent small shop space with a 20K SF Planet Fitness and an 11K SF Dollar Tree
18	Suffolk Plaza	New York-Newark-Jersey City, NY-NJ-PA	Remerchandise former A&P with a 37K SF 24 Hour Fitness and an additional junior anchor space
19	Franklin Square - Project I	Charlotte-Concord-Gastonia, NC-SC	Remerchandise former Michaels with a 10K SF Partners in Primary Care and additional small shop space
20	Franklin Square - Project II	Charlotte-Concord-Gastonia, NC-SC	Remerchandise former Fallas with an 11K SF Five Below
21	Florence Plaza - Florence Square - Project I	Cincinnati, OH-KY-IN	Rightsize existing T.J.Maxx / HomeGoods combo store to 48K SF to accommodate addition of a 23K SF A.C. Moore
22	Dickson City Crossings	Scranton--Wilkes-Barre--Hazleton, PA	Remerchandise former Dick's Sporting Goods with a 41K SF Burlington Stores and an additional junior anchor
23	Greeneville Commons	Greeneville, TN	Remerchandise former Kmart with a 52K SF Hobby Lobby, a 21K SF Marshalls and a 9K SF Five Below and remerchandise former JC Penney with a 22K SF Ross Dress for Less
24	Kingston Overlook	Knoxville, TN	Remerchandise former Babies"R"Us with a 42K SF Urban Air Adventure Park
25	Williamson Square	Nashville-Davidson--Murfreesboro--Franklin, TN	Remerchandise former Tuesday Morning with a 10K SF Goldfish Swim School and a 4K SF Burn Boot Camp
26	Crossroads Centre - Pasadena	Houston-The Woodlands-Sugar Land, TX	Remerchandise and expand former Sears Outlet with a 34K SF LA Fitness and additional small shop space
27	Maplewood	Houston-The Woodlands-Sugar Land, TX	Relocate and expand Burke’s Outlet to 21K SF, combining underutilized small shop space
28	Tanglewilde Center	Houston-The Woodlands-Sugar Land, TX	Remerchandise and expand former Ace Hardware with a 19K SF ALDI and additional small shop space
29	Texas City Bay	Houston-The Woodlands-Sugar Land, TX	Remerchandise former Marathon Oil office space with a 42K SF Conn's, a 22K SF Planet Fitness, a 19K SF Harbor Freight and additional retail space

Supplemental Disclosure - Three Months Ended March 31, 2019	Page 20

ANCHOR SPACE REPOSITIONING SUMMARY
Dollars in thousands

	Property Name		MSA			Description

30	Ridgeview Centre		Big Stone Gap, VA			Remerchandise remaining former Kmart space with a 20K SF Marshalls and an additional junior anchor
31	Hilltop Plaza		Virginia Beach-Norfolk-Newport News, VA-NC			Relocate and expand JOANN to 24K SF, replacing a former Office Depot and remerchandise former JOANN with a 10K SF Ulta

	Number of Projects		Net Estimated Costs (1)	Gross Costs to Date	Expected NOI Yield (1)
Total In Process		31	$117,850	$46,250	9% - 14%

COMPLETED ANCHOR SPACE REPOSITIONINGS
Projects Completed During The Three Months Ended March 31, 2019
1	Springdale - Phase I		Mobile, AL			Reconfigure two-level former Belk building and remerchandise with a 25K SF Bed Bath & Beyond, a 20K SF Shoe Station and an 18K SF Cost Plus World Market
2	Springdale - Phase II		Mobile, AL			Relocate and rightsize existing Burlington Stores to 47K SF and remerchandise former Old Navy with an 18K SF Burke's Outlet
3	Arapahoe Crossings		Denver-Aurora-Lakewood, CO			Remerchandise former Gordmans with a 40K SF Burlington Stores and a 15K SF Planet Fitness
4	Bedford Grove		Manchester-Nashua, NH			Remerchandise former Hannaford with a 36K SF Bed Bath & Beyond and a 21K SF Boston Interiors
5	The Commons at Wolfcreek		Memphis, TN-MS-AR			Remerchandise former hhgregg with a 39K SF Painted Tree Marketplace

	Number of Projects		Net Project Costs (1)	NOI Yield (1)
	Total Completed	5	$29,650	6%

(1) Represents gross project costs less any project specific credits (lease termination fees or other ancillary credits).

The in process projects listed above are actively underway and reflect projects for which leases have been executed with the tenant(s) listed in the project descriptions. There is no guarantee that the Company will complete any or all of these projects, or that the net estimated costs or expected NOI yields will be the amounts shown. The net estimated costs and expected NOI yields are management's best estimates based on current information and may change over time. For more information, please refer to the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2018.

Supplemental Disclosure - Three Months Ended March 31, 2019	Page 21

OUTPARCEL DEVELOPMENT SUMMARY
Dollars in thousands

					Net	Gross

				Stabilization	Estimated	Costs	Expected
	Property Name	MSA	Project Description	Quarter	Costs (1)	to Date	NOI Yield (1)

IN PROCESS OUTPARCEL DEVELOPMENTS
	New Projects Added To In Process Pipeline During The Three Months Ended March 31, 2019
1	Northmall Centre	Tucson, AZ	Construction of a 2K SF Starbucks	Dec-19	$1,150	$100	8%
2	Winwood Town Center	Odessa, TX	Construction of a 7K SF Rodeo Dental	Dec-19	2,000	400	9%

	In Process Projects
3	Arapahoe Crossings	Denver-Aurora-Lakewood, CO	Construction of a 6K SF multi-tenant outparcel with a 4K SF Fuzzy's Taco Shop and a 2K SF Dunkin'	Sep-19	2,400	2,100	9%
4	Banks Station	Atlanta-Sandy Springs-Roswell, GA	Construction of a 2K SF Del Taco	Sep-19	400	250	20%
5	Westridge Court	Chicago-Naperville-Elgin, IL-IN-WI	Construction of an 8K SF Lazy Dog Restaurant and Bar	Dec-19	2,200	350	6%
6	Dalewood I, II & III Shopping Center	New York-Newark-Jersey City, NY-NJ-PA	Construction of a 5K SF multi-tenant outparcel, including a 3K SF Shake Shack	Dec-19	2,850	2,700	15%
7	Hanover Square	Richmond, VA	Construction of a 12K SF multi-tenant outparcel, including a 5K SF Panera and a 2K SF Chipotle	Mar-20	4,250	2,550	11%
8	Market Centre	Elkhart-Goshen, IN	Construction of a 10K SF multi-tenant outparcel, including a 2K SF GNC and a 1K SF Cricket Wireless	Jun-20	3,050	2,050	9%
9	Park Hills Plaza	Altoona, PA	Construction of a 10K SF multi-tenant outparcel, including a 3K SF Sleep Number, a 2K SF Starbucks and a 1K SF Sports Clips	Sep-20	3,900	900	9%
	TOTAL IN PROCESS OUTPARCEL DEVELOPMENT ACTIVITIES / WEIGHTED AVERAGE				$22,200	$11,400	10%

				Stabilization		Net Project
	Property Name	MSA	Project Description	Quarter		Costs (1,2)	NOI Yield (1,2)

COMPLETED OUTPARCEL DEVELOPMENTS
	Projects Completed During The Three Months Ended March 31, 2019
1	Westview Center	Chicago-Naperville-Elgin, IL-IN-WI	Construction of a 4K SF Andigo Credit Union	Mar-19		$200	60%
2	Springfield Place	New York-Newark-Jersey City, NY-NJ-PA	Construction of a 4K SF multi-tenant outparcel with a 2K SF Chipotle and a 2K SF Motion Stretch Studio	Mar-19		3,100	8%
3	The Shoppes at Cinnaminson	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Construction of a 3K SF Chase	Mar-19		1,200	15%
4	Milestone Plaza	Greenville-Anderson-Mauldin, SC	Construction of a 5K SF Panera	Mar-19		500	8%
5	Fry Road Crossing	Houston-The Woodlands-Sugar Land, TX	Construction of a 4K SF Freddy's Frozen Custard and Steakburgers	Mar-19		100	115%
	TOTAL COMPLETED OUTPARCEL DEVELOPMENT ACTIVITIES / WEIGHTED AVERAGE					$5,100	14%

(1) Represents gross project costs less any project specific credits (lease termination fees or other ancillary credits).
(2) Net project costs and NOI yields may vary from those previously disclosed due to final project reconciliations.

The in process projects listed above are actively underway and reflect projects for which leases have been executed with the tenant(s) listed in the project descriptions. There is no guarantee that the Company will complete any or all of these projects, or that the net estimated costs or expected NOI yields will be the amounts shown or that stabilization will occur as anticipated. The net estimated costs, expected NOI yields and anticipated stabilization dates are management's best estimates based on current information and may change over time. For more information, please refer to the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2018.

Supplemental Disclosure - Three Months Ended March 31, 2019	Page 22

REDEVELOPMENT SUMMARY
Dollars in thousands

						Net	Gross	Expected
				Property	Stabilization	Estimated	Costs	NOI
	Property Name	MSA	Project Description	Acreage	Quarter	Costs (1)	to Date	Yield (1)

IN PROCESS REDEVELOPMENTS

	New Projects Added To In Process Pipeline During The Three Months Ended March 31, 2019

1	Carmel Village	Corpus Christi, TX	Redevelopment and reconfiguration of former Beall's and multiple adjacent small shop spaces with a 24K SF Crunch Fitness and a 9K SF Dollar Tree; and shopping center upgrades including façade renovations	7	Mar-20	$3,100	$350	9

2	Jester Village	Houston-The Woodlands-Sugar Land, TX	Recapture and redevelopment of former H-E-B and adjacent junior anchor vacancy with a 37K SF 24 Hour Fitness and additional retailers; and shopping center upgrades including façade and parking lot renovations	5	Mar-20	9,400	850	9

3	Speedway Super Center - Phase II	Indianapolis-Carmel-Anderson, IN	Redevelop and rightsize existing Kohl's to 60K SF to accommodate additional retailers; combine small shop spaces for a 12K SF Department of Motor Vehicles; and shopping center upgrades including façade renovations and parking lot and lighting enhancements	66	Sep-20	7,900	250	10

4	Marco Town Center	Naples-Immokalee-Marco Island, FL	Remerchandise existing small shop spaces and extensive shopping center upgrades including façade, landscaping, lighting and signage enhancements, parking lot reconfiguration and common area improvements including addition of outdoor dining patios and gathering areas	10	Mar-21	9,950	550	10

5	Hamilton Plaza	Trenton, NJ	Redevelopment of former Kmart with a 75K SF Urban Air Adventure Park and a 10K SF Dollar Tree; construction of a 6K SF outparcel; and shopping center upgrades including façade, parking and lighting enhancements	18	Mar-21	12,150	1,600	8

6	Pointe Orlando - Phase I	Orlando-Kissimmee-Sanford, FL	Remerchandise existing small shop retail with relevant retailers including an 11K SF Hampton Social and a 4K SF Hopdoddy Burger Bar; rebranding and reconfiguration of the center; and extensive shopping center upgrades including facade, landscaping and lighting upgrades and common area enhancements including public seating areas, addition of digital directories and kiosks and improved pedestrian plazas	17	Sep-21	31,900	1,750	8

	In Process Projects

7	Rose Pavilion - Phase II	San Francisco-Oakland-Hayward, CA	Remerchandise former Toscana Furniture with an 8K SF Pet Supplies Plus; expansion of existing Fitness 19 and Phenix Salon Suites; and shopping center upgrades including façade and common area enhancements and solar array installation	27	Sep-19	6,450	5,500	10

8	Marlton Crossing	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Redevelopment and rightsize existing Burlington Stores to 51K SF prototype to accommodate addition of a 33k SF Sprouts Farmers Market; remerchandise former Champps with a 10K SF Chickie & Pete's; and shopping center upgrades including parking reconfiguration, an additional outparcel and new façades	34	Sep-19	16,050	8,800	7

9	Village at Mira Mesa - Phase I (2)	San Diego-Carlsbad, CA
Remerchandise and expand former Kohl’s with a 32K SF Sprouts Farmers Market, a 21K SF BevMo! and construction of 19K SF of additional retail space; demolish existing outparcel to accommodate construction of a 6K SF multi-tenant retail building; addition of outdoor dining patios and gathering areas; shopping center upgrades including façade, new landscaping, parking realignment, point of entry and pylon sign improvements; and sustainable features including solar array installation, LED lighting, smart irrigation and lighting control, integrated mesh network systems and electric vehicle charging stations
				36	Dec-19	20,800	13,300	9

10	Beneva Village Shoppes	North Port-Sarasota-Bradenton, FL	Demolish and rebuild 30-year old 42K SF Publix with a 46K SF Publix prototype and new endcap space next to Publix; right-size small shop GLA by 6K SF; shopping center upgrades include façade, landscaping and parking enhancements; and sustainable features including smart irrigation and LED Lighting	14	Dec-19	10,300	3,200	10

11	Hearthstone Corners	Houston-The Woodlands-Sugar Land, TX	Remerchandise former Kroger with a 63K SF El Rancho grocer; redevelopment of former Stein Mart and adjacent small shop space with a 40K SF Conn's; and shopping center upgrades including façade renovations and pylon sign upgrades	16	Dec-19	3,700	450	9

12	Mamaroneck Centre	New York-Newark-Jersey City, NY-NJ-PA	Redevelopment of former A&P with a 12K SF CVS and a 13K SF North Shore Farms; demolish adjacent 5K SF residential building (acquired in anticipation of redevelopment) to accommodate construction of 12K SF of small shop retail; and shopping center upgrades including landscaping, storm water and parking enhancements and LED lighting	2	Jun-20	11,800	8,750	11

13	Collegeville Shopping Center	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Addition of a 15K SF Kimberton Whole Foods organic grocer; remerchandise 29K SF of underutilized space with new relevant retailers; and shopping center upgrades including façade renovations, LED lighting, new pylon signage and new landscaping	14	Jun-20	4,950	1,650	14

Supplemental Disclosure - Three Months Ended March 31, 2019	Page 23

REDEVELOPMENT SUMMARY
Dollars in thousands

						Net	Gross	Expected
				Property	Stabilization	Estimated	Costs	NOI
	Property Name	MSA	Project Description	Acreage	Quarter	Costs (1)	to Date	Yield (1)

14	Braes Heights	Houston-The Woodlands-Sugar Land, TX	Expansion of existing My Salon Suite to 14K SF; remerchandise shopping center with new relevant retailers; shopping center upgrades including full center façade renovation, parking reconfiguration, pylon sign improvements and new landscaping	6	Jun-20	6,450	3,900	8

15	Seminole Plaza	Tampa-St. Petersburg-Clearwater, FL	Redevelopment and rightsize existing Burlington Stores to 54K SF to accommodate addition of a 33K SF Sprouts Farmers Market; remerchandise additional small shop space with relevant retailers; and shopping center upgrades including facade renovations, parking lot enhancements and pylon sign upgrades	12	Sep-20	8,900	200	9

16	High Point Centre	Chicago-Naperville-Elgin, IL-IN-WI	Redevelopment of 40K SF of poorly configured retail space with a 34K SF LA Fitness and 2K SF of small shops; construction of a 5K SF outparcel; and shopping center upgrades including new landscaping	35	Sep-20	10,450	7,200	9

17	Wynnewood Village - Phase I	Dallas-Fort Worth-Arlington, TX	Raze existing 44K SF office building and relocate / terminate existing shops; ground up construction of a 73K SF Maya Cinemas and a 34K SF LA Fitness	65	Sep-20	21,250	6,050	8

18	Maple Village - Phase II	Ann Arbor, MI	Construction of a 34K SF LA Fitness and a 4K SF endcap; addition of an 8K SF Five Below, an 8K SF Kirkland’s, a 5K SF Sola Salon and a 5K SF Carter’s; and shopping center upgrades including façade renovations and common area enhancements	31	Dec-20	16,400	12,850	7

19	Roseville Center	Minneapolis-St. Paul-Bloomington, MN-WI	Demolish 26K SF of retail space to accommodate a 22K SF ALDI; reconfigure remaining underutilized small shop space; and shopping center upgrades including façade renovations, parking lot reconfiguration and common area enhancements	6	Dec-20	6,350	900	9

20	Roosevelt Mall	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Demolish 13K SF of retail space to accommodate construction of a 34K SF LA Fitness and combine small shop spaces for an 11K SF Oak Street Health	36	Dec-20	10,100	1,200	8

21	Village at Newtown	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Expansion and renovation of center including 60K SF of new construction; remerchandise existing small shop retail; and shopping center upgrades including façade, common areas and infrastructure enhancements	30	Dec-20	39,150	14,400	9

	TOTAL IN PROCESS REDEVELOPMENT ACTIVITIES / WEIGHTED AVERAGE					$267,500	$93,700	9

(1) Represents gross project costs less any project specific credits (lease termination fees or other ancillary credits).
(2) Net estimated costs exclude $3 million of project specific credits (lease termination fees or other ancillary credits).

The in process projects listed above are actively underway and reflect projects for which leases have been executed with the tenant(s) listed in the project descriptions. There is no guarantee that the Company will complete any or all of these projects, or that the net estimated costs or expected NOI yields will be the amounts shown or that stabilization will occur as anticipated. The net estimated costs, expected NOI yields and anticipated stabilization dates are management's best estimates based on current information and may change over time. For more information, please refer to the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2018.

Supplemental Disclosure - Three Months Ended March 31, 2019	Page 24

FUTURE REDEVELOPMENT OPPORTUNITIES

	Property Name	MSA	Project Description

MAJOR REDEVELOPMENTS
1	University Mall	Sacramento--Roseville--Arden-Arcade, CA	Extensive repositioning and reconfiguration with experiential retailers, densification of site, potential residential component
2	Village at Mira Mesa - Future Phases	San Diego-Carlsbad, CA	Redevelopment of outparcels for multiple retailers and/or restaurants, potential residential rental component, enhancement of common areas
3	Mall at 163rd Street	Miami-Fort Lauderdale-West Palm Beach, FL	Extensive redevelopment and repositioning of shopping center, densification of site, reconfiguration of existing retail space
4	Shops at Palm Lakes	Miami-Fort Lauderdale-West Palm Beach, FL	Redevelopment of existing anchor space for multiple retailers and/or entertainment users, potential outparcel development
5	Pointe Orlando - Future Phases	Orlando-Kissimmee-Sanford, FL	Redevelopment, densification and rebranding for multiple retailers, hospitality, and/or entertainment users
6	Northeast Plaza	Atlanta-Sandy Springs-Roswell, GA	Redevelopment of existing anchor space, adjacent retail space, façade renovation with potential multi-family component
7	Arborland Center	Ann Arbor, MI	Redevelopment and repositioning of shopping center, densification of site
8	Richfield Hub	Minneapolis-St. Paul-Bloomington, MN-WI	Redevelopment and repositioning of shopping center, densification of site
9	Roosevelt Mall - Future Phases	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Extensive repositioning and reconfiguration, densification of site
10	Market Plaza	Dallas-Fort Worth-Arlington, TX	Extensive redevelopment and repositioning of shopping center, remerchandise with multiple retailers
11	Preston Park Village	Dallas-Fort Worth-Arlington, TX	Repurpose, assemble and reposition for national retail merchandise mix, densification of site, enhancement of common areas
12	Wynnewood Village - Future Phases (1)	Dallas-Fort Worth-Arlington, TX	Redevelopment and repositioning of shopping center, densification of site
13	Spring Mall	Milwaukee-Waukesha-West Allis, WI	Extensive redevelopment and reconfiguration of shopping center, potential outparcel development

MINOR REDEVELOPMENTS
1	Springdale - Future Phases	Mobile, AL	Further repositioning of existing anchor space for multiple retailers, potential outparcel development
2	Carmen Plaza	Oxnard-Thousand Oaks-Ventura, CA	Reconfiguration of obsolete space and repurpose for national retailers, enhancement of common areas, sustainability upgrades
3	Upland Town Square (1)	Riverside-San Bernardino-Ontario, CA	Densification of site, including outparcel development
4	Fox Run	Washington-Arlington-Alexandria, DC-VA-MD-WV	Redevelopment of existing anchor spaces for multiple retailers, potential outparcel development, enhancement of common areas
5	North Dover Center	Dover, DE	Redevelopment of existing anchor space for multiple retailers, potential outparcel development.
6	Venetian Isle Shopping Ctr	Miami-Fort Lauderdale-West Palm Beach, FL	Redevelopment of existing anchor space for new anchor prototype, potential outparcel development
7	Freedom Square	Naples-Immokalee-Marco Island, FL	Redevelopment of existing anchor space for multiple retailers and/or entertainment users, potential outparcel development
8	Dolphin Village	Tampa-St. Petersburg-Clearwater, FL	Remerchandise with experiential retailers, addition of a new anchor prototype, reconfiguration of space for junior anchors, outparcel development
9	Venice Village Shoppes (1)	North Port-Sarasota-Bradenton, FL	Redevelopment of existing anchor space for new anchor prototype and façade renovation
10	Mansell Crossing	Atlanta-Sandy Springs-Roswell, GA	Redevelopment of existing anchor space and adjacent retail space for multiple retailers
11	Westgate (1)	Dublin, GA	Reconfiguration of existing footprint for new anchor space
12	Rivercrest Shopping Center	Chicago-Naperville-Elgin, IL-IN-WI	Redevelopment of existing anchor space for multiple retailers
13	Tinley Park Plaza	Chicago-Naperville-Elgin, IL-IN-WI	Reconfiguration of existing footprint for multiple retailers and/or entertainment users, outparcel development
14	Westridge Court (1)	Chicago-Naperville-Elgin, IL-IN-WI	Redevelopment of existing anchor space, adjacent retail space and façade renovation
15	Market Centre	Elkhart-Goshen, IN	Densification of site, including several multi-tenant outparcel buildings
16	WaterTower Plaza	Worcester, MA-CT	Redevelopment of existing anchor space for multiple retailers
17	Capitol Shopping Center	Concord, NH	Redevelopment of existing anchor space for multiple retailers
18	Laurel Square	New York-Newark-Jersey City, NY-NJ-PA	Redevelopment of additional anchor space for multiple retailers, enhancement of common areas
19	Stewart Plaza	New York-Newark-Jersey City, NY-NJ-PA	Reconfigure existing anchor space and remerchandise for multiple retailers
20	Western Hills Plaza	Cincinnati, OH-KY-IN	Redevelopment of existing anchor space for multiple retailers, enhancement of common areas
21	Lehigh Shopping Center (1)	Allentown-Bethlehem-Easton, PA-NJ	Redevelopment of existing anchor spaces, façade renovation and remerchandise with multiple retailers
22	Bristol Park	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Redevelopment of existing anchor spaces for multiple retailers, potential outparcel development, enhancement of common areas
23	Collegetown Shopping Center	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Redevelopment of existing anchor spaces for multiple retailers, potential outparcel development, enhancement of common areas
24	Whitemarsh Shopping Center	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Densification of site, including outparcel development

Supplemental Disclosure - Three Months Ended March 31, 2019	Page 25

FUTURE REDEVELOPMENT OPPORTUNITIES

	Property Name	MSA	Project Description

25	Hillcrest Market Place	Spartanburg, SC	Redevelopment of existing anchor space for multiple retailers, potential outparcel development, enhancement of common areas
26	The Commons at Wolfcreek	Memphis, TN-MS-AR	Redevelopment of additional anchor space for multiple retailers, potential outparcel development
27	Kessler Plaza	Dallas-Fort Worth-Arlington, TX	Remerchandise former discount grocer and existing small shop space

(1) Indicates project added to pipeline during the three months ended March 31, 2019.

The Company has identified potential future reinvestment opportunities at the properties listed above. Many of these opportunities are, or will soon be, in preliminary planning phases and as such, may not ultimately become active reinvestments. Proceeding with these reinvestments could be subject to factors outside of the Company’s control which could delay, suspend or defer the expected opportunity or timing of execution. While the Company expects that these projects are likely to become active in the near-term, it should be noted that this list will fluctuate as projects become active, suspended or otherwise rescheduled. For more information, please refer to the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2018.

Supplemental Disclosure - Three Months Ended March 31, 2019	Page 26

PORTFOLIO SUMMARY

Supplemental Disclosure Three Months Ended March 31, 2019

Individual values herein may not add up to totals due to rounding.

PORTFOLIO OVERVIEW
Dollars in thousands, except per square foot amounts

		As of:
		3/31/19	12/31/18	9/30/18	6/30/18	3/31/18

Number of properties		422	425	445	471	480
GLA		73,192,186	73,673,124	76,577,108	79,997,289	81,732,582
Percent billed		87.5%	88.4%	89.4%	89.4%	89.8%
Percent leased		91.1%	91.9%	92.5%	92.5%	92.1%
TOTAL ≥ 10,000 SF		93.5%	94.6%	95.5%	95.6%	95.4%
TOTAL < 10,000 SF		85.7%	85.7%	85.5%	85.1%	84.4%
ABR		$887,463	$887,743	$911,116	$941,392	$943,734
ABR PSF		$14.32	$14.10	$13.89	$13.73	$13.61

PORTFOLIO BY UNIT SIZE AS OF 3/31/19
	Number of Units	GLA	Percent Billed	Percent Leased	Percent of Vacant GLA	ABR	ABR PSF
≥ 35,000 SF	476	28,490,923	90.5%	93.9%	26.8%	$234,753	$10.11
20,000 - 34,999 SF	515	13,551,722	87.9%	93.0%	14.6%	133,632	10.81
10,000 - 19,999 SF	650	8,911,429	88.9%	92.8%	9.8%	111,223	13.81
5,000 - 9,999 SF	1,199	8,251,663	85.4%	87.5%	15.8%	120,625	17.55
< 5,000 SF	6,655	13,986,449	81.4%	84.7%	33.0%	287,230	25.03
TOTAL	9,495	73,192,186	87.5%	91.1%	100.0%	$887,463	$14.32

TOTAL ≥ 10,000 SF	1,641	50,954,074	89.5%	93.5%	51.2%	$479,608	$10.99
TOTAL < 10,000 SF	7,854	22,238,112	82.9%	85.7%	48.8%	407,855	22.23

Reflects portfolio statistics as reported for the specified period.

Supplemental Disclosure - Three Months Ended March 31, 2019	Page 28

TOP FORTY RETAILERS RANKED BY ABR
Dollars in thousands, except per square foot amounts
	Retailer	Owned Leases	Leased GLA	Percent of Portfolio GLA	Leased ABR	Percent of Portfolio Leased ABR	ABR PSF
1	The TJX Companies, Inc. (1)	87	2,692,001	3.7%	$29,887	3.4%	$11.10
2	The Kroger Co. (2)	52	3,416,042	4.7%	25,245	2.8%	7.39
3	Dollar Tree Stores, Inc. (3)	133	1,524,607	2.1%	16,272	1.8%	10.67
4	Publix Super Markets, Inc.	30	1,332,920	1.8%	12,901	1.5%	9.68
5	Albertson's Companies, Inc (4)	20	1,122,477	1.5%	12,110	1.4%	10.79
6	Ahold Delhaize (5)	21	1,163,367	1.6%	11,987	1.4%	10.30
7	Burlington Stores, Inc.	21	1,219,473	1.7%	11,786	1.3%	9.66
8	L.A Fitness International, LLC	15	629,515	0.9%	10,469	1.2%	16.63
9	Ross Stores, Inc (6)	33	903,409	1.2%	9,874	1.1%	10.93
10	Bed Bath & Beyond, Inc. (7)	31	765,616	1.0%	9,533	1.1%	12.45
		443	14,769,427	20.2%	150,064	17.0%	10.16

11	Wal-Mart Stores, Inc. (8)	18	2,203,391	3.0%	9,135	1.0%	4.15
12	PetSmart, Inc.	26	587,388	0.8%	8,767	1.0%	14.93
13	Big Lots, Inc.	37	1,225,269	1.7%	8,204	0.9%	6.70
14	Best Buy Co., Inc.	14	583,462	0.8%	7,927	0.9%	13.59
15	PETCO Animal Supplies, Inc. (9)	33	447,440	0.6%	7,835	0.9%	17.51
16	Kohl's Corporation	12	914,585	1.2%	7,192	0.8%	7.86
17	The Michaels Companies, Inc.	26	579,078	0.8%	6,971	0.8%	12.04
18	Party City Holdco Inc.	34	482,332	0.7%	6,679	0.8%	13.85
19	Office Depot, Inc. (10)	27	592,765	0.8%	6,493	0.7%	10.95
20	Ulta Beauty, Inc.	24	274,429	0.4%	6,151	0.7%	22.41
		694	22,659,566	31.0%	225,418	25.5%	9.95

21	Staples, Inc.	23	476,124	0.7%	5,959	0.7%	12.52
22	Five Below, Inc.	31	270,636	0.4%	5,077	0.6%	18.76
23	CVS Health	17	237,699	0.3%	4,970	0.6%	20.91
24	Ascena Retail Group, Inc. (11)	44	271,904	0.4%	4,799	0.5%	17.65
25	Hobby Lobby Stores, Inc.	13	725,923	1.0%	4,731	0.5%	6.52
26	DICK's Sporting Goods, Inc. (12)	9	343,493	0.5%	4,717	0.5%	13.73
27	Southeastern Grocers (13)	12	568,562	0.8%	4,534	0.5%	7.97
28	JOANN Stores, Inc.	21	415,255	0.6%	4,451	0.5%	10.72
29	Designer Brands Inc. (DSW)	14	268,691	0.4%	4,420	0.5%	16.45
30	The Home Depot, Inc.	6	556,632	0.8%	4,326	0.5%	7.77
31	Giant Eagle, Inc	5	391,503	0.5%	4,285	0.5%	10.94
32	AMC Entertainment Holdings, Inc.	4	214,355	0.3%	4,151	0.5%	19.37
33	Barnes & Noble, Inc.	10	224,673	0.3%	4,086	0.5%	18.19
34	H.E. Butt Grocery Company (14)	4	268,380	0.4%	4,085	0.5%	15.22
35	Sally Beauty Holdings, Inc. (15)	99	175,037	0.2%	3,983	0.4%	22.76
36	JP Morgan Chase & Co.	28	101,202	0.1%	3,950	0.4%	39.03
37	Gap, Inc. (16)	15	236,332	0.3%	3,930	0.4%	16.63
38	Wakefern Food Corporation (17)	6	307,332	0.4%	3,858	0.4%	12.55
39	Mattress Firm, Inc.	30	180,078	0.2%	3,758	0.4%	20.87
40	Stein Mart, Inc.	12	424,611	0.6%	3,741	0.4%	8.81

	TOTAL TOP 40 RETAILERS	1,097	29,317,988	40.2%	$313,229	35.3%	$10.68

(1) Includes T.J. Maxx-39, Marshalls-35, HomeGoods-11, HomeSense-1 and Sierra		(5) Includes Super Stop & Shop-7, Giant Food-5, Food Lion-4, Stop & Shop-2,				(10) Includes Office Depot-14 and OfficeMax-13.
Trading Post-1.		Bottom Dollar Food-1, Hannaford-1 and Tops Market-1. Excludes one lease				(11) Includes dressbarn-15, Catherines-8, Justice-7, Lane Bryant-7,
(2) Includes Kroger-41, King Soopers-3, Harris Teeter-2, Ralphs-2, Dillons-1,		where retailer is guarantor.				maurices-5, Ann Taylor-1 and Roz & Ali-1.
Food 4 Less-1, Pay Less-1 and Pick 'N Save-1.		(6) Includes Ross Dress for Less-30 and dd's Discounts-3.				(12) Includes DICK'S Sporting Goods-6 and Golf Galaxy-3.
(3) Includes Dollar Tree-111, Family Dollar-21 and Deal$-1.		(7) Includes Bed Bath & Beyond-16, Harmon Face Values-6, Christmas				(13) Includes Winn-Dixie-6, BI-LO-3, Harveys-2 and Fresco y Más-1.
(4) Includes Vons-4, Acme-3, Randalls-3, Albertsons-2, Jewel-Osco-2,		Tree Shops-4, Cost Plus World Market-3 and buybuy Baby-2.				(14) Includes H-E-B-3 and Central Market-1.
Shaw's-2, Tom Thumb-2, Shop & Save Market-1 and Star Market-1.		(8) Includes Supercenters-10, Discount Stores-4, Walmart Neighborhood				(15) Includes Sally Beauty-92, Cosmoprof-6 and Macon Beauty Systems-1.
		Market-3 and Sam's Club-1.				(16) Includes Old Navy-11, GAP Factory-3 and Banana Republic-1.
		(9) Includes PETCO-32 and Unleashed-1.				(17) Includes PriceRite-3 and ShopRite-3.

Supplemental Disclosure - Three Months Ended March 31, 2019	Page 29

NEW & RENEWAL LEASE SUMMARY
Dollars in thousands, except per square foot amounts
					Tenant Improvements and Allowances PSF	Third Party Leasing Commissions PSF	Weighted Average Lease Term (years)	Comparable Only
	Leases	GLA	New ABR	New ABR PSF				Leases	GLA	New ABR PSF	Old ABR PSF	Rent Spread
	TOTAL - NEW, RENEWAL & OPTION LEASES
Three months ended 3/31/19	395	3,184,376	$42,941	$13.48	$4.79	$1.34	6.0	299	2,737,584	$12.51	$11.39	9.8
Three months ended 12/31/18	454	3,093,665	42,078	13.60	6.97	1.64	6.4	360	2,648,318	12.85	11.74	9.5
Three months ended 9/30/18	509	3,135,370	45,587	14.54	6.97	1.31	6.0	411	2,805,889	14.10	12.58	12.1
Three months ended 6/30/18	576	3,396,474	50,355	14.83	7.60	1.37	6.6	477	2,754,832	14.99	13.48	11.2
TOTAL - TTM	1,934	12,809,885	$180,962	$14.13	$6.59	$1.41	6.3	1,547	10,946,623	$13.62	$12.31	10.6

	NEW & RENEWAL LEASES ONLY
Three months ended 3/31/19	325	1,722,634	$28,129	$16.33	$8.85	$2.47	6.7	229	1,275,842	$15.24	$13.57	12.3
Three months ended 12/31/18	401	2,105,376	32,938	15.64	10.25	2.41	7.0	307	1,660,029	14.99	13.48	11.2
Three months ended 9/30/18	436	2,238,581	34,535	15.43	9.76	1.84	6.4	338	1,909,100	14.93	13.17	13.4
Three months ended 6/30/18	464	2,077,701	34,534	16.62	12.23	2.19	7.6	365	1,436,059	17.73	15.51	14.3
TOTAL - TTM	1,626	8,144,292	$130,136	$15.98	$10.32	$2.21	6.9	1,239	6,281,030	$15.65	$13.87	12.8

NEW LEASES
Three months ended 3/31/19	147	694,443	$13,050	$18.79	$19.21	$6.12	8.6	56	274,709	$17.93	$13.51	32.7
Three months ended 12/31/18	153	935,830	14,452	15.44	20.84	5.42	9.2	61	501,633	13.14	9.99	31.5
Three months ended 9/30/18	157	875,425	12,937	14.78	21.76	4.53	9.1	62	555,850	12.84	9.19	39.7
Three months ended 6/30/18	176	1,013,676	15,093	14.89	23.52	4.46	9.6	80	381,233	16.40	12.74	28.7
TOTAL - TTM	633	3,519,374	$55,532	$15.78	$21.52	$5.06	9.2	259	1,713,425	$14.54	$10.91	33.3

RENEWAL LEASES
Three months ended 3/31/19	178	1,028,191	$15,080	$14.67	$1.85	$0.01	5.3	173	1,001,133	$14.50	$13.58	6.8
Three months ended 12/31/18	248	1,169,546	18,486	15.81	1.77	—	5.1	246	1,158,396	15.79	14.99	5.3
Three months ended 9/30/18	279	1,363,156	21,597	15.84	2.06	0.10	4.7	276	1,353,250	15.79	14.80	6.7
Three months ended 6/30/18	288	1,064,025	19,441	18.27	1.47	0.03	5.6	285	1,054,826	18.22	16.51	10.4
TOTAL - TTM	993	4,624,918	$74,604	$16.13	$1.80	$0.04	5.2	980	4,567,605	$16.07	$14.98	7.3

OPTION LEASES
Three months ended 3/31/19	70	1,461,742	$14,812	$10.13	$—	$—	5.2	70	1,461,742	$10.13	$9.49	6.7
Three months ended 12/31/18	53	988,289	9,141	9.25	—	—	5.1	53	988,289	9.25	8.83	4.8
Three months ended 9/30/18	73	896,789	11,053	12.32	—	—	5.1	73	896,789	12.32	11.34	8.6
Three months ended 6/30/18	112	1,318,773	15,821	12.00	0.30	0.08	5.2	112	1,318,773	12.00	11.28	6.4
TOTAL - TTM	308	4,665,593	$50,826	$10.89	$0.09	$0.02	5.1	308	4,665,593	$10.89	$10.21	6.7

LEASES BY ANCHOR AND SMALL SHOP
		Three Months Ended 3/31/19						TTM Ended 3/31/19
		% of Leases	% of GLA	% of ABR	New ABR PSF	Rent Spread (1)		% of Leases	% of GLA	% of ABR	New ABR PSF	Rent Spread (1)
Anchor Leases (≥ 10,000 SF)
	Total - New, Renewal & Option Leases	16%	68%	49%	$9.75	8.4%		14%	65%	45%	$9.96	10.0
	New & Renewal Leases Only	11%	50%	34%	11.17	12.2%		10%	53%	36%	10.83	14.5
New Leases		10%	44%	29%	12.51	42.6%		12%	59%	40%	10.76	42.9
Renewal Leases		13%	53%	38%	10.43	5.2%		9%	48%	33%	10.90	4.2
Option Leases		40%	91%	79%	8.84	6.0%		36%	85%	70%	9.01	5.9
Small Shop Leases (< 10,000 SF)
	Total - New, Renewal & Option Leases	84%	32%	51%	$21.56	11.9%		86%	35%	55%	$21.71	11.3
	New & Renewal Leases Only	89%	50%	66%	21.41	12.4%		90%	47%	64%	21.73	11.9
New Leases		90%	56%	71%	23.71	27.8%		88%	41%	60%	22.87	25.4
Renewal Leases		87%	47%	62%	19.53	7.8%		91%	52%	67%	21.03	8.9
Option Leases		60%	9%	21%	22.50	10.2%		64%	15%	30%	21.62	8.8

(1) Comparable leases only.
Includes new development property. Excludes leases executed for terms of less than one year.
ABR PSF includes the GLA of lessee-owned leasehold improvements.
Reflects portfolio statistics as reported for the specified period.

Supplemental Disclosure - Three Months Ended March 31, 2019	Page 30

NEW LEASE NET EFFECTIVE RENT & LEASES SIGNED BUT NOT YET COMMENCED
Dollars in thousands, except per square foot amounts

NEW LEASE NET EFFECTIVE RENT	NEW LEASE NET EFFECTIVE RENT
		Twelve Months Ended	Three Months Ended
		3/31/19	3/31/19	12/31/18	9/30/18	6/30/18	3/31/18
	NEW LEASES
	Weighted average over lease term:
	Base rent	$ 16.90	$ 19.81	$ 16.81	$ 15.66	$ 16.08	$ 15.58
	Tenant improvements and allowances	(2.29)	(2.25)	(2.10)	(2.38)	(2.43)	(2.24)
	Third party leasing commissions	(0.53)	(0.65)	(0.57)	(0.48)	(0.47)	(0.44)
	NET EFFECTIVE RENT BEFORE TENANT SPECIFIC LANDLORD WORK	14.08	16.91	14.14	12.8	13.18	12.90
	Tenant specific landlord work (1)	(0.79)	(0.99)	(1.11)	(0.55)	(0.56)	(0.60)
	NET EFFECTIVE RENT	$ 13.29	$ 15.92	$ 13.03	$ 12.25	$ 12.62	$ 12.30
	Net effective rent before tenant specific landlord work /
	base rent	83%	85%	84%	82%	82%	83%
	Net effective rent / base rent	79%	80%	77%	78%	79%	79%
	Weighted average term (years)	9.2	8.6	9.2	9.1	9.6	10.2

	PERCENT OF TOTAL NET EFFECTIVE RENT BY ANCHOR AND SMALL SHOP
	≥ 10,000 SF	36%	27%	36%	39%	40%	45%
	< 10,000 SF	64%	73%	64%	61%	60%	55%

	LEASES SIGNED BUT NOT YET COMMENCED
	As of 3/31/19:	Leases	GLA	ABR	ABR PSF
	≥ 10,000 SF	78	2,232,272	$ 27,204	$ 12.19
	< 10,000 SF	273	779,795	20,516	26.31
	TOTAL	351	3,012,067	$ 47,720	$ 15.84

(1) Represents base building costs funded through tenant allowances.
Includes new development property.
ABR PSF includes the GLA of lessee owned leasehold improvements.
Reflects portfolio statistics as reported for the specified period.

Supplemental Disclosure - Three Months Ended March 31, 2019	Page 31

LEASE EXPIRATION SCHEDULE

ASSUMES NO EXERCISE OF RENEWAL OPTIONS

	TOTAL PORTFOLIO						SPACES ≥ 10,000 SF						SPACES < 10,000 SF
	Number		% of	% of		ABR PSF	Number		% of	% of		ABR PSF	Number		% of	% of		ABR PSF
	of	Leased	Leased	In-Place	In-place	at	of	Leased	Leased	In-Place	In-place	at	of	Leased	Leased	In-Place	In-place	at
	Leases	GLA	GLA	ABR	ABR PSF	Expiration	Leases	GLA	GLA	ABR	ABR PSF	Expiration	Leases	GLA	GLA	ABR	ABR PSF	Expiration
M-M	325	915,068	1.4	1.6%	$15.22	$15.22	12	208,712	0.4%	0.3%	$7.46	$7.46	313	706,356	3.7%	3.0%	$17.51	$17.51
2019	805	4,038,252	6.1	5.8%	12.67	12.67	60	2,116,278	4.4%	3.6%	8.08	8.08	745	1,921,974	10.1%	8.3%	17.72	17.72
2020	1,362	9,415,488	14.1	13.1%	12.35	12.43	221	6,433,523	13.5%	11.8%	8.80	8.85	1,141	2,981,965	15.6%	14.6%	20.01	20.14
2021	1,209	9,135,749	13.7	12.8%	12.45	12.66	189	6,384,193	13.4%	12.0%	9.01	9.08	1,020	2,751,556	14.4%	13.8%	20.44	20.96
2022	1,063	8,170,083	12.3	12.3%	13.41	13.79	192	5,767,558	12.1%	11.9%	9.89	9.99	871	2,402,525	12.6%	12.9%	21.88	22.92
2023	979	6,987,638	10.5	10.9%	13.82	14.25	172	4,699,121	9.9%	9.8%	9.99	10.07	807	2,288,517	12.0%	12.2%	21.70	22.85
2024	787	7,665,730	11.5	10.8%	12.46	13.13	178	5,836,782	12.3%	11.8%	9.72	9.97	609	1,828,948	9.6%	9.5%	21.20	23.24
2025	312	3,714,742	5.6	5.4%	12.88	13.91	89	2,895,694	6.1%	6.3%	10.49	11.09	223	819,048	4.3%	4.3%	21.34	23.86
2026	289	2,919,028	4.4	5.0%	15.15	16.63	78	2,194,323	4.6%	5.5%	12.03	12.91	211	724,705	3.9%	4.5%	24.58	27.91
2027	309	2,960,929	4.4	4.9%	14.60	16.51	70	2,154,192	4.5%	5.2%	11.49	12.69	239	806,737	4.2%	4.5%	22.92	26.72
2028	302	2,659,559	3.9	4.7%	16.11	18.07	68	1,891,096	4.0%	4.6%	11.66	12.48	234	768,463	4.0%	5.1%	27.06	31.81
2029+	520	8,099,824	12.1	12.7%	13.89	15.99	206	7,038,161	14.8%	17.2%	11.73	13.26	314	1,061,663	5.6%	7.3%	28.18	34.13

ASSUMES EXERCISE OF ALL RENEWAL OPTIONS (1)

	TOTAL PORTFOLIO						SPACES ≥ 10,000 SF						SPACES < 10,000 SF
	Number		% of	% of		ABR PSF	Number		% of	% of		ABR PSF	Number		% of	% of		ABR PSF
	of	Leased	Leased	In-Place	In-place	at	of	Leased	Leased	In-Place	In-place	at	of	Leased	Leased	In-Place	In-place	at
	Leases	GLA	GLA	ABR	ABR PSF	Expiration	Leases	GLA	GLA	ABR	ABR PSF	Expiration	Leases	GLA	GLA	ABR	ABR PSF	Expiration
M-M	325	915,068	1.4	1.6%	$15.22	$15.22	12	208,712	0.4%	0.3%	$7.46	$7.46	313	706,356	3.7%	3.0%	$17.51	$17.51
2019	612	2,047,837	3.1	3.3%	14.71	14.71	30	617,570	1.3%	1.1%	8.93	8.93	582	1,430,267	7.5%	6.0%	17.20	17.20
2020	933	3,594,679	5.4	6.1%	14.98	15.16	65	1,482,976	3.1%	2.7%	8.59	8.82	868	2,111,703	11.1%	10.1%	19.46	19.60
2021	830	2,769,985	4.2	5.5%	17.46	17.93	39	883,730	1.9%	2.0%	10.78	10.81	791	1,886,255	9.9%	9.5%	20.59	21.27
2022	710	2,405,706	3.6	4.9%	18.09	19.02	40	778,051	1.6%	1.8%	11.13	11.32	670	1,627,655	8.5%	8.5%	21.41	22.70
2023	658	2,390,173	3.6	4.8%	17.99	19.06	47	845,915	1.8%	2.0%	10.93	11.27	611	1,544,258	8.1%	8.3%	21.86	23.32
2024	547	2,420,089	3.6	4.2%	15.55	16.88	43	1,085,275	2.3%	2.1%	9.39	9.63	504	1,334,814	7.0%	6.7%	20.56	22.77
2025	307	2,074,149	3.1	3.2%	13.52	14.91	53	1,356,474	2.8%	2.6%	9.27	10.18	254	717,675	3.8%	3.8%	21.56	23.86
2026	286	1,792,836	2.7	3.1%	15.23	17.00	33	941,439	2.0%	1.8%	9.12	9.95	253	851,397	4.5%	4.6%	22.00	24.80
2027	318	2,053,130	3.0	3.5%	15.45	17.46	55	1,260,265	2.6%	3.0%	11.24	12.22	263	792,865	4.2%	4.3%	22.15	25.80
2028	299	1,608,087	2.4	3.2%	17.47	20.07	35	794,980	1.7%	1.8%	11.05	12.06	264	813,107	4.2%	4.8%	23.75	27.91
2029+	2,437	42,610,351	63.9	56.6%	11.78	15.19	1,083	37,364,246	78.5%	78.8%	10.12	12.93	1,354	5,246,105	27.5%	30.4%	23.60	31.29

(1) ABR for leases whose future option rent is based on fair market value or on a percentage change in CPI is reported as the ABR for the last year of the current lease term.
ABR PSF includes the GLA of lessee owned leasehold improvements.

LEASE RETENTION RATE
				By Count	By GLA
Twelve Months Ended 3/31/19				79.8%	79.4%

Supplemental Disclosure - Three Months Ended March 31, 2019	Page 32

PROPERTIES BY LARGEST US MSAs
Dollars in thousands, except per square foot amounts

								Percent of
		Number of		Percent	Percent			Number of	Percent	Percent
	Largest US MSAs by 2017 Population	Properties	GLA	Billed	Leased	ABR	ABR PSF	Properties	of GLA	of ABR
1	New York-Newark-Jersey City, NY-NJ-PA	29	3,548,007	89.9%	93.5%	$67,588	$20.60	6.9%	4.8%	7.6%
2	Los Angeles-Long Beach-Anaheim, CA	10	1,710,036	92.5%	96.8%	33,286	22.17	2.4%	2.3%	3.8%
3	Chicago-Naperville-Elgin, IL-IN-WI	15	3,842,402	77.1%	78.9%	39,896	14.28	3.6%	5.2%	4.5%
4	Dallas-Fort Worth-Arlington, TX	14	2,690,866	86.9%	92.1%	41,721	17.55	3.3%	3.7%	4.7%
5	Houston-The Woodlands-Sugar Land, TX	31	4,122,902	88.0%	93.9%	45,654	12.38	7.3%	5.6%	5.1%
6	Washington-Arlington-Alexandria, DC-VA-MD-WV	3	451,260	96.4%	97.8%	4,874	11.25	0.7%	0.6%	0.5%
7	Miami-Fort Lauderdale-West Palm Beach, FL	9	1,503,749	79.1%	82.8%	17,434	15.02	2.1%	2.1%	2.0%
8	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	23	4,033,280	85.6%	89.1%	56,927	18.38	5.5%	5.5%	6.4%
9	Atlanta-Sandy Springs-Roswell, GA	23	3,561,019	88.0%	89.8%	36,977	11.93	5.5%	4.9%	4.2%
10	Boston-Cambridge-Newton, MA-NH	6	712,668	93.7%	94.6%	8,646	12.89	1.4%	1.0%	1.0%
	Top 10 Largest US MSAs by Population	163	26,176,189	86.2%	89.8%	353,003	15.97	38.7%	35.7%	39.8%

11	Phoenix-Mesa-Scottsdale, AZ	1	119,525	87.0%	87.0%	1,363	13.11	0.2%	0.2%	0.2%
12	San Francisco-Oakland-Hayward, CA	2	506,531	95.5%	98.9%	11,216	27.69	0.5%	0.7%	1.3%
13	Riverside-San Bernardino-Ontario, CA	4	500,053	91.3%	92.9%	8,014	19.73	0.9%	0.7%	0.9%
14	Detroit-Warren-Dearborn, MI	8	1,431,286	85.3%	94.0%	15,650	12.64	1.9%	2.0%	1.8%
15	Seattle-Tacoma-Bellevue, WA	0	—	—	—	—	—	—	—	—
16	Minneapolis-St. Paul-Bloomington, MN-WI	8	1,181,630	89.7%	91.8%	13,824	13.78	1.9%	1.6%	1.6%
17	San Diego-Carlsbad, CA	3	649,309	92.6%	98.4%	14,020	22.45	0.7%	0.9%	1.6%
18	Tampa-St. Petersburg-Clearwater, FL	13	1,997,389	89.7%	92.5%	25,921	15.29	3.1%	2.7%	2.9%
19	Denver-Aurora-Lakewood, CO	5	1,197,905	88.3%	89.4%	14,498	14.03	1.2%	1.6%	1.6%
20	Baltimore-Columbia-Towson, MD	0	—	—	—	—	—	—	—	—
	Top 20 Largest US MSAs by Population	207	33,759,817	86.9%	90.5%	457,509	15.99	49.1%	46.1%	51.7%

21	St. Louis, MO-IL	2	209,036	85.1%	96.5%	2,160	10.88	0.5%	0.3%	0.2%
22	Charlotte-Concord-Gastonia, NC-SC	5	1,638,888	91.0%	92.9%	15,150	10.92	1.2%	2.2%	1.7%
23	Orlando-Kissimmee-Sanford, FL	5	808,790	92.6%	94.3%	15,748	20.98	1.2%	1.1%	1.8%
24	San Antonio-New Braunfels, TX	0	—	—	—	—	—	—	—	—
25	Portland-Vancouver-Hillsboro, OR-WA	0	—	—	—	—	—	—	—	—
26	Pittsburgh, PA	1	199,079	100.0%	100.0%	1,966	10.95	0.2%	0.3%	0.2%
27	Sacramento--Roseville--Arden-Arcade, CA	1	103,695	92.8%	92.8%	1,755	18.23	0.2%	0.1%	0.2%
28	Las Vegas-Henderson-Paradise, NV	0	—	—	—	—	—	—	—	—
29	Cincinnati, OH-KY-IN	7	1,931,663	87.9%	90.2%	21,461	15.90	1.7%	2.6%	2.4%
30	Kansas City, MO-KS	4	608,649	91.8%	92.5%	4,656	8.41	0.9%	0.8%	0.5%
31	Austin-Round Rock, TX	1	163,712	90.3%	98.4%	1,893	11.75	0.2%	0.2%	0.2%
32	Columbus, OH	3	435,069	87.7%	87.7%	3,669	10.13	0.7%	0.6%	0.4%
33	Cleveland-Elyria, OH	3	908,546	83.4%	84.1%	9,517	12.54	0.7%	1.2%	1.1%
34	Indianapolis-Carmel-Anderson, IN	4	905,523	86.0%	87.8%	8,141	10.28	0.9%	1.2%	0.9%

Supplemental Disclosure - Three Months Ended March 31, 2019	Page 33

PROPERTIES BY LARGEST US MSAs
Dollars in thousands, except per square foot amounts

								Percent of
		Number of		Percent	Percent			Number of	Percent	Percent
	Largest US MSAs by 2017 Population	Properties	GLA	Billed	Leased	ABR	ABR PSF	Properties	of GLA	of ABR
35	San Jose-Sunnyvale-Santa Clara, CA	0	—	—	—	—	—	—	—	—
36	Nashville-Davidson--Murfreesboro--Franklin, TN	4	797,341	92.9%	94.2%	8,686	11.60	0.9%	1.1%	1.0%
37	Virginia Beach-Norfolk-Newport News, VA-NC	1	150,300	86.9%	93.8%	2,655	20.89	0.2%	0.2%	0.3%
38	Providence-Warwick, RI-MA	0	—	—	—	—	—	—	—	—
39	Milwaukee-Waukesha-West Allis, WI	4	703,934	76.9%	78.7%	6,486	12.30	0.9%	1.0%	0.7%
40	Jacksonville, FL	4	801,964	81.4%	94.4%	9,290	12.67	0.9%	1.1%	1.0%
41	Oklahoma City, OK	0	—	—	—	—	—	—	—	—
42	Memphis, TN-MS-AR	1	652,349	91.2%	94.8%	9,418	15.63	0.2%	0.9%	1.1%
43	Raleigh, NC	2	291,027	96.8%	98.2%	3,620	13.80	0.5%	0.4%	0.4%
44	Richmond, VA	2	222,690	96.7%	96.7%	3,244	15.06	0.5%	0.3%	0.4%
45	Louisville/Jefferson County, KY-IN	4	707,728	95.8%	97.0%	7,325	11.02	0.9%	1.0%	0.8%
46	New Orleans-Metairie, LA	0	—	—	—	—	—	—	—	—
47	Hartford-West Hartford-East Hartford, CT	3	596,055	90.3%	90.6%	9,263	17.15	0.7%	0.8%	1.0%
48	Salt Lake City, UT	0	—	—	—	—	—	—	—	—
49	Birmingham-Hoover, AL	0	—	—	—	—	—	—	—	—
50	Buffalo-Cheektowaga-Niagara Falls, NY	0	—	—	—	—	—	—	—	—
	Top 50 Largest US MSAs by Population	268	46,595,855	87.5%	90.8%	603,612	15.23	63.5%	63.7%	68.0%

	MSAs Ranked 51 - 100 by Population	50	8,776,344	88.0%	92.8%	95,524	12.88	11.8%	12.0%	10.8%

	Other MSAs	104	17,819,987	87.3%	91.1%	188,327	12.61	24.7%	24.3%	21.2%

TOTAL		422	73,192,186	87.5%	91.1%	$887,463	$14.32	100.0%	100.0%	100.0%

Supplemental Disclosure - Three Months Ended March 31, 2019	Page 34

LARGEST MSAs BY ABR
Dollars in thousands, except per square foot amounts

									Percent of
			Number of		Percent	Percent			Number of	Percent	Percent
	Largest MSAs by ABR	MSA Rank	Properties	GLA	Billed	Leased	ABR	ABR PSF	Properties	of GLA	of ABR
1	New York-Newark-Jersey City, NY-NJ-PA	1	29	3,548,007	89.9	93.5	$67,588	$20.60	6.9	4.8	7.6
2	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	8	23	4,033,280	85.6	89.1	56,927	18.38	5.5	5.5	6.4
3	Houston-The Woodlands-Sugar Land, TX	5	31	4,122,902	88.0	93.9	45,654	12.38	7.3	5.6	5.1
4	Dallas-Fort Worth-Arlington, TX	4	14	2,690,866	86.9	92.1	41,721	17.55	3.3	3.7	4.7
5	Chicago-Naperville-Elgin, IL-IN-WI	3	15	3,842,402	77.1	78.9	39,896	14.28	3.6	5.2	4.5
6	Atlanta-Sandy Springs-Roswell, GA	9	23	3,561,019	88.0	89.8	36,977	11.93	5.5	4.9	4.2
7	Los Angeles-Long Beach-Anaheim, CA	2	10	1,710,036	92.5	96.8	33,286	22.17	2.4	2.3	3.8
8	Tampa-St. Petersburg-Clearwater, FL	18	13	1,997,389	89.7	92.5	25,921	15.29	3.1	2.7	2.9
9	Cincinnati, OH-KY-IN	29	7	1,931,663	87.9	90.2	21,461	15.90	1.7	2.6	2.4
10	Miami-Fort Lauderdale-West Palm Beach, FL	7	9	1,503,749	79.1	82.8	17,434	15.02	2.1	2.1	2.0
	10 Largest MSAs by ABR	—	174	28,941,313	86.3	89.8	386,865	16.09	41.4	39.4	43.6

11	Orlando-Kissimmee-Sanford, FL	23	5	808,790	92.6	94.3	15,748	20.98	1.2	1.1	1.8
12	Detroit-Warren-Dearborn, MI	14	8	1,431,286	85.3	94.0	15,650	12.64	1.9	2.0	1.8
13	Charlotte-Concord-Gastonia, NC-SC	22	5	1,638,888	91.0	92.9	15,150	10.92	1.2	2.2	1.7
14	Denver-Aurora-Lakewood, CO	19	5	1,197,905	88.3	89.4	14,498	14.03	1.2	1.6	1.6
15	San Diego-Carlsbad, CA	17	3	649,309	92.6	98.4	14,020	22.45	0.7	0.9	1.6
16	Minneapolis-St. Paul-Bloomington, MN-WI	16	8	1,181,630	89.7	91.8	13,824	13.78	1.9	1.6	1.6
17	Ann Arbor, MI	146	3	819,709	84.1	95.5	11,851	15.25	0.7	1.1	1.3
18	Naples-Immokalee-Marco Island, FL	144	4	780,327	79.4	81.0	11,511	18.72	0.9	1.1	1.3
19	San Francisco-Oakland-Hayward, CA	12	2	506,531	95.5	98.9	11,216	27.69	0.5	0.7	1.3
20	Binghamton, NY	192	4	751,572	98.9	98.9	10,480	14.11	0.9	1.0	1.2
	20 Largest MSAs by ABR	—	221	38,707,260	87.0	90.6	520,813	15.97	52.5	52.7	58.8

21	Allentown-Bethlehem-Easton, PA-NJ	69	3	829,432	82.3	92.3	9,611	13.90	0.7	1.1	1.1
22	Cleveland-Elyria, OH	33	3	908,546	83.4	84.1	9,517	12.54	0.7	1.2	1.1
23	Memphis, TN-MS-AR	42	1	652,349	91.2	94.8	9,418	15.63	0.2	0.9	1.1
24	Jacksonville, FL	40	4	801,964	81.4	94.4	9,290	12.67	0.9	1.1	1.0
25	Hartford-West Hartford-East Hartford, CT	47	3	596,055	90.3	90.6	9,263	17.15	0.7	0.8	1.0
26	Nashville-Davidson--Murfreesboro--Franklin, TN	36	4	797,341	92.9	94.2	8,686	11.60	0.9	1.1	1.0
27	Boston-Cambridge-Newton, MA-NH	10	6	712,668	93.7	94.6	8,646	12.89	1.4	1.0	1.0
28	Vallejo-Fairfield, CA	121	1	519,223	85.2	86.6	8,598	19.41	0.2	0.7	1.0
29	Port St. Lucie, FL	111	5	639,579	86.3	88.8	8,455	15.00	1.2	0.9	1.0
30	North Port-Sarasota-Bradenton, FL	72	5	734,140	86.7	94.1	8,345	12.16	1.2	1.0	0.9
31	Indianapolis-Carmel-Anderson, IN	34	4	905,523	86.0	87.8	8,141	10.28	0.9	1.2	0.9
32	Riverside-San Bernardino-Ontario, CA	13	4	500,053	91.3	92.9	8,014	19.73	0.9	0.7	0.9
33	Louisville/Jefferson County, KY-IN	45	4	707,728	95.8	97.0	7,325	11.02	0.9	1.0	0.8
34	New Haven-Milford, CT	66	5	546,407	92.3	92.7	7,063	13.95	1.2	0.7	0.8

Supplemental Disclosure - Three Months Ended March 31, 2019	Page 35

LARGEST MSAs BY ABR
Dollars in thousands, except per square foot amounts

									Percent of
			Number of		Percent	Percent			Number of	Percent	Percent
	Largest MSAs by ABR	MSA Rank	Properties	GLA	Billed	Leased	ABR	ABR PSF	Properties	of GLA	of ABR
35	Milwaukee-Waukesha-West Allis, WI	39	4	703,934	76.9	78.7	6,486	12.30	0.9	1.0	0.7
36	Norwich-New London, CT	182	2	433,532	89.7	90.2	6,458	16.52	0.5	0.6	0.7
37	College Station-Bryan, TX	189	4	491,322	87.1	91.6	5,673	15.26	0.9	0.7	0.6
38	Worcester, MA-CT	58	3	517,810	83.3	90.4	5,640	14.37	0.7	0.7	0.6
39	Scranton--Wilkes-Barre--Hazleton, PA	100	2	620,309	95.4	95.8	5,595	22.37	0.5	0.8	0.6
40	Wilmington, NC	168	2	379,107	97.4	97.4	5,362	14.68	0.5	0.5	0.6
41	Greensboro-High Point, NC	75	1	406,768	89.1	89.1	5,179	14.30	0.2	0.6	0.6
42	Winston-Salem, NC	83	3	437,761	85.3	86.4	4,975	13.84	0.7	0.6	0.6
43	Washington-Arlington-Alexandria, DC-VA-MD-WV	6	3	451,260	96.4	97.8	4,874	11.25	0.7	0.6	0.5
44	Kansas City, MO-KS	30	4	608,649	91.8	92.5	4,656	8.41	0.9	0.8	0.5
45	Dayton, OH	73	2	351,898	98.2	98.2	4,621	13.94	0.5	0.5	0.5
46	Boulder, CO	155	1	278,419	91.3	97.3	4,387	16.20	0.2	0.4	0.5
47	Manchester-Nashua, NH	131	2	347,947	95.8	96.3	4,386	21.37	0.5	0.5	0.5
48	Oxnard-Thousand Oaks-Ventura, CA	67	2	320,648	96.1	96.1	4,338	14.59	0.5	0.4	0.5
49	Charleston-North Charleston, SC	74	2	496,571	91.4	91.4	4,186	9.29	0.5	0.7	0.5
50	Pittsfield, MA	326	1	436,854	98.6	100.0	4,064	21.06	0.2	0.6	0.5
	50 Largest MSAs by ABR	—	311	55,841,057	87.7	91.0	722,065	15.30	73.4	76.1	81.4

51	Spartanburg, SC	153	1	358,040	90.9	93.1	4,017	12.65	0.2	0.5	0.5
52	Roanoke, VA	160	3	478,298	98.0	98.4	4,007	9.78	0.7	0.7	0.5
53	Fresno, CA	55	1	261,344	97.7	98.3	3,881	15.11	0.2	0.4	0.4
54	Panama City, FL	224	2	397,512	96.1	98.3	3,695	9.46	0.5	0.5	0.4
55	Columbus, OH	32	3	435,069	87.7	87.7	3,669	10.13	0.7	0.6	0.4
56	Raleigh, NC	43	2	291,027	96.8	98.2	3,620	13.80	0.5	0.4	0.4
57	Bakersfield, CA	62	1	240,068	88.8	98.0	3,575	15.48	0.2	0.3	0.4
58	Mobile, AL	129	1	542,215	50.9	50.9	3,519	13.15	0.2	0.7	0.4
59	Greenville-Anderson-Mauldin, SC	61	2	220,723	96.0	96.0	3,507	16.96	0.5	0.3	0.4
60	Atlantic City-Hammonton, NJ	181	1	179,199	99.1	99.1	3,357	18.90	0.2	0.2	0.4
61	Odessa, TX	268	1	372,534	98.1	100.0	3,267	13.88	0.2	0.5	0.4
62	Richmond, VA	44	2	222,690	96.7	96.7	3,244	15.06	0.5	0.3	0.4
63	Hilton Head Island-Bluffton-Beaufort, SC	210	2	230,352	93.6	93.6	3,176	14.74	0.5	0.3	0.4
64	Des Moines-West Des Moines, IA	88	2	512,825	96.4	97.3	3,146	6.37	0.5	0.7	0.4
65	Greenville, NC	240	1	233,153	94.0	94.0	2,985	13.61	0.2	0.3	0.3
66	Springfield, MA	90	2	299,898	96.1	96.1	2,834	12.51	0.5	0.4	0.3
67	Blacksburg-Christiansburg-Radford, VA	233	1	181,055	100.0	100.0	2,738	15.38	0.2	0.2	0.3
68	Virginia Beach-Norfolk-Newport News, VA-NC	37	1	150,300	86.9	93.8	2,655	20.89	0.2	0.2	0.3
69	Tullahoma-Manchester, TN	377	2	390,524	96.5	97.2	2,572	6.77	0.5	0.5	0.3
70	Bridgeport-Stamford-Norwalk, CT	57	1	161,075	100.0	100.0	2,485	15.43	0.2	0.2	0.3

Supplemental Disclosure - Three Months Ended March 31, 2019	Page 36

LARGEST MSAs BY ABR
Dollars in thousands, except per square foot amounts

									Percent of
			Number of		Percent	Percent			Number of	Percent	Percent
	Largest MSAs by ABR	MSA Rank	Properties	GLA	Billed	Leased	ABR	ABR PSF	Properties	of GLA	of ABR
71	Fort Wayne, IN	125	2	248,451	84.4	84.4	2,463	13.69	0.5	0.3	0.3
72	Savannah, GA	137	2	224,181	75.5	76.0	2,324	13.63	0.5	0.3	0.3
73	Hickory-Lenoir-Morganton, NC	147	2	284,984	74.5	88.3	2,253	8.96	0.5	0.4	0.3
74	Santa Maria-Santa Barbara, CA	119	1	179,549	91.6	100.0	2,226	13.37	0.2	0.2	0.3
75	St. Louis, MO-IL	21	2	209,036	85.1	96.5	2,160	10.88	0.5	0.3	0.2
76	Altoona, PA	336	1	262,800	71.0	83.3	2,137	9.87	0.2	0.4	0.2
77	Lancaster, PA	102	2	170,128	99.1	99.1	2,125	12.60	0.5	0.2	0.2
78	Elkhart-Goshen, IN	221	1	252,710	87.5	97.5	2,095	15.29	0.2	0.3	0.2
79	Concord, NH	285	1	182,887	100.0	100.0	2,078	11.63	0.2	0.2	0.2
80	Duluth, MN-WI	174	1	183,006	84.3	86.3	2,074	13.13	0.2	0.3	0.2
81	Tucson, AZ	53	1	165,350	73.6	100.0	2,033	12.30	0.2	0.2	0.2
82	Ithaca, NY	372	1	204,415	85.1	95.1	1,993	10.25	0.2	0.3	0.2
83	Dover, DE	244	1	191,974	81.9	81.9	1,982	13.64	0.2	0.3	0.2
84	Pittsburgh, PA	26	1	199,079	100.0	100.0	1,966	10.95	0.2	0.3	0.2
85	Manhattan, KS	395	1	217,261	92.5	95.8	1,949	14.88	0.2	0.3	0.2
86	Rutland, VT	539	1	224,514	98.4	98.4	1,937	8.77	0.2	0.3	0.2
87	Tulsa, OK	54	1	186,851	100.0	100.0	1,924	10.30	0.2	0.3	0.2
88	Portland-South Portland, ME	105	1	287,513	90.7	90.7	1,923	20.80	0.2	0.4	0.2
89	Austin-Round Rock, TX	31	1	163,712	90.3	98.4	1,893	11.75	0.2	0.2	0.2
90	Saginaw, MI	229	1	184,735	99.3	99.3	1,886	10.28	0.2	0.3	0.2
91	Syracuse, NY	85	1	125,445	92.9	100.0	1,853	14.77	0.2	0.2	0.2
92	California-Lexington Park, MD	358	1	92,335	100.0	100.0	1,780	19.28	0.2	0.1	0.2
93	Greeneville, TN	491	1	223,564	46.6	93.1	1,760	8.56	0.2	0.3	0.2
94	Sacramento--Roseville--Arden-Arcade, CA	27	1	103,695	92.8	92.8	1,755	18.23	0.2	0.1	0.2
95	Crestview-Fort Walton Beach-Destin, FL	179	1	158,118	96.9	96.9	1,730	11.30	0.2	0.2	0.2
96	Flint, MI	132	1	164,559	78.0	81.3	1,718	12.94	0.2	0.2	0.2
97	Toledo, OH	92	1	315,515	69.2	69.2	1,605	14.29	0.2	0.4	0.2
98	Columbus, IN	443	1	142,989	96.2	96.2	1,591	11.56	0.2	0.2	0.2
99	Muskegon, MI	246	1	109,590	91.8	96.3	1,570	16.97	0.2	0.1	0.2
100	London, KY	322	1	169,032	43.9	98.1	1,565	9.44	0.2	0.2	0.2
	100 Largest MSAs by ABR	—	378	67,826,936	87.7	91.2	846,362	14.77	89.6	92.7	95.4

	Other MSAs	—	44	5,365,250	84.5	89.7	41,101	8.82	10.4	7.3	4.6

TOTAL		—	422	73,192,186	87.5	91.1	$887,463	$14.32	100.0	100.0	100.0

Supplemental Disclosure - Three Months Ended March 31, 2019	Page 37

PROPERTIES BY STATE
Dollars in thousands, except per square foot amounts

								Percent of
		Number of		Percent	Percent			Number of	Percent	Percent
	State	Properties	GLA	Billed	Leased	ABR	ABR PSF	Properties	of GLA	of ABR
1	Florida	50	8,134,323	84.7%	90.1%	$105,072	$14.95	11.8%	11.1%	11.8%
2	Texas	56	8,247,069	88.3%	93.6%	101,894	14.14	13.3%	11.3%	11.5%
3	California	27	5,082,771	91.9%	95.5%	91,893	20.46	6.4%	6.9%	10.4%
4	New York	29	3,691,237	92.2%	96.1%	67,202	19.45	6.9%	5.0%	7.6%
5	Pennsylvania	27	4,916,005	87.2%	91.3%	61,231	16.55	6.4%	6.7%	6.9%
6	Georgia	32	4,631,287	86.9%	88.4%	44,499	11.14	7.6%	6.3%	5.0%
7	North Carolina	20	4,244,634	90.1%	92.2%	43,180	11.70	4.7%	5.8%	4.9%
8	Illinois	18	4,105,254	78.0%	79.8%	41,459	13.67	4.3%	5.6%	4.7%
9	New Jersey	16	2,832,984	86.9%	89.6%	40,012	16.87	3.8%	3.9%	4.5%
10	Ohio	17	3,491,536	86.1%	86.5%	35,551	13.52	4.0%	4.8%	4.0%
11	Michigan	16	2,995,654	85.4%	93.0%	34,715	13.05	3.8%	4.1%	3.9%
12	Connecticut	12	1,862,565	91.2%	91.5%	26,419	15.49	2.8%	2.5%	3.0%
13	Tennessee	10	2,245,264	86.8%	94.9%	24,135	11.46	2.4%	3.1%	2.7%
14	Massachusetts	10	1,725,536	92.9%	95.7%	19,344	15.23	2.4%	2.4%	2.2%
15	Colorado	6	1,476,324	88.8%	90.9%	18,885	14.48	1.4%	2.0%	2.1%
16	Kentucky	8	1,856,913	85.9%	96.2%	18,611	11.51	1.9%	2.5%	2.1%
17	Indiana	10	1,711,674	88.0%	90.4%	16,005	11.39	2.4%	2.3%	1.8%
18	Minnesota	9	1,364,636	89.0%	91.1%	15,898	13.69	2.1%	1.9%	1.8%
19	Virginia	9	1,355,467	93.8%	95.2%	15,012	12.38	2.1%	1.9%	1.7%
20	South Carolina	7	1,305,686	92.4%	93.0%	14,886	12.51	1.7%	1.8%	1.7%
21	New Hampshire	5	772,528	94.7%	95.0%	8,304	13.92	1.2%	1.1%	0.9%
22	Wisconsin	4	703,934	76.9%	78.7%	6,486	12.30	0.9%	1.0%	0.7%
23	Maryland	3	410,713	97.6%	97.6%	5,445	13.86	0.7%	0.6%	0.6%
24	Missouri	5	655,984	90.4%	94.4%	5,350	8.82	1.2%	0.9%	0.6%
25	Alabama	2	774,035	64.7%	64.7%	5,021	10.19	0.5%	1.1%	0.6%
26	Kansas	2	378,962	90.8%	93.3%	3,415	12.35	0.5%	0.5%	0.4%
27	Arizona	2	284,875	79.2%	94.5%	3,396	12.61	0.5%	0.4%	0.4%
28	Iowa	2	512,825	96.4%	97.3%	3,146	6.37	0.5%	0.7%	0.4%
29	West Virginia	2	251,500	96.0%	96.0%	2,080	8.61	0.5%	0.3%	0.2%
30	Delaware	1	191,974	81.9%	81.9%	1,982	13.64	0.2%	0.3%	0.2%
31	Vermont	1	224,514	98.4%	98.4%	1,937	8.77	0.2%	0.3%	0.2%
32	Oklahoma	1	186,851	100.0%	100.0%	1,924	10.30	0.2%	0.3%	0.2%
33	Maine	1	287,513	90.7%	90.7%	1,923	20.80	0.2%	0.4%	0.2%
34	Louisiana	2	279,159	63.4%	77.5%	1,151	5.51	0.5%	0.4%	0.1%

TOTAL		422	73,192,186	87.5%	91.1%	$887,463	$14.32	100.0%	100.0%	100.0%

Supplemental Disclosure - Three Months Ended March 31, 2019	Page 38

PROPERTY LIST
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1)	Other Major Tenants	Major Tenants

1	Springdale	Mobile	AL	Mobile, AL	2004	542,215	50.9%	$3,519	$13.15	Sam's Club*	Bed Bath & Beyond, Big Lots, Burke's Outlet, Burlington Stores, Cost Plus World Market, David's Bridal, Marshalls, Michaels, Shoe Station	-
2	Payton Park	Sylacauga	AL	Talladega-Sylacauga, AL	1995	231,820	97.0%	1,502	6.68	Walmart Supercenter	Burke's Outlet	-
3	Glendale Galleria	Glendale	AZ	Phoenix-Mesa-Scottsdale, AZ	1991	119,525	87.0%	1,363	13.11	-	Gymnasium Academy, LA Fitness, Sears Outlet	XL Health Club
4	Northmall Centre	Tucson	AZ	Tucson, AZ	1996	165,350	100.0%	2,033	12.30	Sam's Club*	CareMore, Defy-Tucson, Tuesday Morning, Stein Mart	-
5	Bakersfield Plaza	Bakersfield	CA	Bakersfield, CA	1970	240,068	98.0%	3,575	15.48	Lassens Natural Foods & Vitamins	AMC Theatres, Burlington Stores, Five Below, In Shape Fitness, Ross Dress for Less	Hobby Lobby
6	Carmen Plaza	Camarillo	CA	Oxnard-Thousand Oaks-Ventura, CA	2000	129,173	96.4%	2,395	20.31	Trader Joe's*	24 Hour Fitness, CVS, Michaels	-
7	Plaza Rio Vista	Cathedral	CA	Riverside-San Bernardino-Ontario, CA	2005	71,819	96.3%	1,255	19.31	Stater Bros.	-	-
8	Cudahy Plaza	Cudahy	CA	Los Angeles-Long Beach-Anaheim, CA	1994	127,267	70.8%	1,980	21.99	-	Big Lots, Chuze Fitness	-
9	University Mall	Davis	CA	Sacramento--Roseville--Arden-Arcade, CA	1964	103,695	92.8%	1,755	18.23	Trader Joe's	Forever 21, World Market	-
10	Felicita Plaza	Escondido	CA	San Diego-Carlsbad, CA	2001	98,594	98.8%	1,471	15.10	Vons (Albertsons)	Chuze Fitness	-
11	Felicita Town Center	Escondido	CA	San Diego-Carlsbad, CA	1987	124,670	95.6%	2,719	22.81	Major Market, Trader Joe's	Rite Aid	-
12	Arbor - Broadway Faire (2)	Fresno	CA	Fresno, CA	1995	261,344	98.3%	3,881	15.11	Smart & Final Extra!	PetSmart, The Home Depot, United Artists Theatres	-
13	Lompoc Center	Lompoc	CA	Santa Maria-Santa Barbara, CA	1960	179,549	100.0%	2,226	13.37	Vons (Albertsons)	Five Below, Harbor Freight Tools, Marshalls, Michaels, Ulta	-
14	Briggsmore Plaza	Modesto	CA	Modesto, CA	1998	92,315	74.3%	984	15.49	Grocery Outlet	Sears Outlet	In Shape Fitness
15	Montebello Plaza	Montebello	CA	Los Angeles-Long Beach-Anaheim, CA	1974	283,631	99.6%	5,829	21.14	Albertsons	Best Buy, CVS, Kohl's, Five Below, Ross Dress for Less	-
16	California Oaks Center	Murrieta	CA	Riverside-San Bernardino-Ontario, CA	1990	124,481	98.4%	2,076	17.50	Barons Market	Crunch Fitness, Dollar Tree	-
17	Pacoima Center	Pacoima	CA	Los Angeles-Long Beach-Anaheim, CA	1995	202,773	100.0%	2,201	10.86	Food 4 Less (Kroger)	Ross Dress for Less, Target	-
18	Metro 580	Pleasanton	CA	San Francisco-Oakland-Hayward, CA	1996	177,573	100.0%	2,785	33.94	-	Kohl's, Party City	Walmart
19	Rose Pavilion (3)	Pleasanton	CA	San Francisco-Oakland-Hayward, CA	2019	328,958	98.4%	8,431	26.11	99 Ranch Market, Trader Joe's	CVS, Macy's Home Store, Restoration Hardware, Total Wine & More	-
20	Puente Hills Town Center	Rowland Heights	CA	Los Angeles-Long Beach-Anaheim, CA	1984	258,685	96.7%	6,041	24.14	-	Marshalls, Planet Fitness	-
21	Ocean View Plaza	San Clemente	CA	Los Angeles-Long Beach-Anaheim, CA	1990	169,963	95.8%	4,948	30.38	Ralphs (Kroger), Trader Joe's	Crunch Fitness, CVS	-
22	Plaza By The Sea	San Clemente	CA	Los Angeles-Long Beach-Anaheim, CA	1976	49,089	98.2%	772	17.70	Stater Bros.	-	-
23	Village at Mira Mesa (3)	San Diego	CA	San Diego-Carlsbad, CA	2019	426,045	99.1%	9,830	24.10	Sprouts Farmers Market, Vons (Albertsons)	Bed Bath & Beyond, BevMo, CVS, Marshalls, Michaels, Mira Mesa Lanes	-
24	San Dimas Plaza	San Dimas	CA	Los Angeles-Long Beach-Anaheim, CA	1986	164,757	100.0%	3,853	23.39	Smart & Final Extra!	Harbor Freight Tools, T.J.Maxx	Rite Aid
25	Bristol Plaza	Santa Ana	CA	Los Angeles-Long Beach-Anaheim, CA	2003	111,403	100.0%	3,068	28.10	Trader Joe's	Big Lots, Petco, Rite Aid	-
26	Gateway Plaza	Santa Fe Springs	CA	Los Angeles-Long Beach-Anaheim, CA	2002	289,268	100.0%	3,550	23.87	El Super, Walmart Supercenter	LA Fitness, Ross Dress for Less	Target
27	Santa Paula Center	Santa Paula	CA	Oxnard-Thousand Oaks-Ventura, CA	1995	191,475	95.9%	1,943	10.83	Vons (Albertsons)	Ace Hardware, Big Lots	-
28	Vail Ranch Center	Temecula	CA	Riverside-San Bernardino-Ontario, CA	2003	201,903	89.3%	2,818	21.70	Stater Bros.	Rite Aid, Stein Mart	-
29	Country Hills Shopping Center	Torrance	CA	Los Angeles-Long Beach-Anaheim, CA	1977	53,200	100.0%	1,044	19.62	Ralphs (Kroger)	-	-
30	Upland Town Square	Upland	CA	Riverside-San Bernardino-Ontario, CA	1994	101,850	90.9%	1,865	20.14	Sprouts Farmers Market	-	-
31	Gateway Plaza - Vallejo (2)	Vallejo	CA	Vallejo-Fairfield, CA	2018	519,223	86.6%	8,598	19.41	Costco*	Bed Bath & Beyond, Century Theatres, DSW, Marshalls, Michaels, OfficeMax, Party City, Petco, Ross Dress for Less, Ulta	Target
32	Arvada Plaza	Arvada	CO	Denver-Aurora-Lakewood, CO	1994	95,236	100.0%	758	7.96	King Soopers (Kroger)	Arc	-
33	Arapahoe Crossings	Aurora	CO	Denver-Aurora-Lakewood, CO	1996	472,518	99.7%	7,111	15.09	King Soopers (Kroger)	2nd & Charles, AMC Theatres, Big Lots, Burlington Stores, buybuy BABY, Kohl's, Planet Fitness, Stein Mart	-
34	Aurora Plaza	Aurora	CO	Denver-Aurora-Lakewood, CO	1996	178,491	96.9%	1,707	10.23	King Soopers (Kroger)	Cinema Latino, Gen-X	-
35	Villa Monaco	Denver	CO	Denver-Aurora-Lakewood, CO	1978	121,101	91.2%	1,631	14.77	-	Chuze Fitness	-
36	Superior Marketplace	Superior	CO	Boulder, CO	1997	278,419	97.3%	4,387	16.20	Whole Foods Market, Costco*, SuperTarget*	Goldfish Swim School, Party City, Stickley Furniture, T.J.Maxx, Ulta	-
37	Westminster City Center	Westminster	CO	Denver-Aurora-Lakewood, CO	1996	330,559	66.9%	3,291	17.39	-	Barnes & Noble, David's Bridal, JOANN, Ross Dress for Less, Tile Shop, Ulta	-
38	The Shoppes at Fox Run	Glastonbury	CT	Hartford-West Hartford-East Hartford, CT	1974	106,406	92.4%	2,574	26.17	Whole Foods Market	Petco	-
39	Groton Square	Groton	CT	Norwich-New London, CT	1987	196,802	97.0%	2,435	12.76	Super Stop & Shop (Ahold Delhaize)	Kohl's	Walmart

Supplemental Disclosure - Three Months Ended March 31, 2019	Page 39

PROPERTY LIST
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1)	Other Major Tenants	Major Tenants

40	Parkway Plaza	Hamden	CT	New Haven-Milford, CT	2006	72,353	97.5%	979	13.87	PriceRite (Wakefern)	-	The Home Depot
41	The Manchester Collection	Manchester	CT	Hartford-West Hartford-East Hartford, CT	2001	339,755	85.9%	4,210	14.43	Walmart Supercenter*	A.C. Moore, Ashley Furniture, Bed Bath & Beyond, Big Bob's Flooring Outlet, Cost Plus World Market, DSW, Edge Fitness, Hobby Lobby, Men's Wearhouse, Plaza Azteca	Best Buy, The Home Depot, Walmart
42	Chamberlain Plaza	Meriden	CT	New Haven-Milford, CT	2004	54,302	100.0%	530	9.76	-	Dollar Tree, Savers	-
43	Turnpike Plaza	Newington	CT	Hartford-West Hartford-East Hartford, CT	2004	149,894	100.0%	2,479	16.54	Price Chopper	Dick's Sporting Goods	-
44	North Haven Crossing	North Haven	CT	New Haven-Milford, CT	1993	103,865	96.1%	1,746	17.49	-	Barnes & Noble, Dollar Tree, DSW, Five Below, Lumber Liquidators, PetSmart	-
45	Christmas Tree Plaza	Orange	CT	New Haven-Milford, CT	1996	132,791	97.0%	1,737	13.49	-	A.C. Moore, Christmas Tree Shops	-
46	Stratford Square	Stratford	CT	Bridgeport-Stamford-Norwalk, CT	1984	161,075	100.0%	2,485	15.43	-	LA Fitness, Marshalls	-
47	Torrington Plaza	Torrington	CT	Torrington, CT	1994	125,496	85.1%	1,150	10.77	-	Eblens Outlet, JOANN, Staples, T.J.Maxx	-
48	Waterbury Plaza	Waterbury	CT	New Haven-Milford, CT	2000	183,096	83.5%	2,071	13.55	Super Stop & Shop (Ahold Delhaize)	Dollar Tree	Target
49	Waterford Commons	Waterford	CT	Norwich-New London, CT	2004	236,730	84.5%	4,023	20.10	-	Dick’s Sporting Goods, DSW, Michaels, Party City, Ulta	Best Buy, Raymour & Flanigan
50	North Dover Center	Dover	DE	Dover, DE	1989	191,974	81.9%	1,982	13.64	-	Kirkland's, Party City, Staples, T.J.Maxx	-
51	Coastal Way - Coastal Landing	Brooksville	FL	Tampa-St. Petersburg-Clearwater, FL	2008	374,598	93.7%	3,650	18.08	-	Bed Bath & Beyond, Belk, Marshalls, Michaels, Office Depot, Petco, Sears, Ulta	-
52	Clearwater Mall	Clearwater	FL	Tampa-St. Petersburg-Clearwater, FL	1973	300,929	93.3%	6,463	23.01	Costco*, SuperTarget*	Burlington Stores, David's Bridal, Michaels, PetSmart, Ross Dress for Less	Lowe's
53	Coconut Creek Plaza	Coconut Creek	FL	Miami-Fort Lauderdale-West Palm Beach, FL	2005	264,129	88.3%	3,401	14.58	Publix	Big Lots, Off the Wall Trampoline, Planet Fitness	-
54	Century Plaza Shopping Center	Deerfield Beach	FL	Miami-Fort Lauderdale-West Palm Beach, FL	2006	87,283	94.9%	1,976	23.86	-	Broward County Library, CVS	-
55	Northgate Shopping Center	DeLand	FL	Deltona-Daytona Beach-Ormond Beach, FL	1993	182,454	94.1%	1,511	8.80	Publix	Big Lots, Planet Fitness, Tractor Supply	-
56	Sun Plaza	Ft. Walton Beach	FL	Crestview-Fort Walton Beach-Destin, FL	2004	158,118	96.9%	1,730	11.30	Publix	Bealls Outlet, Books-A-Million, Office Depot, T.J.Maxx	-
57	Normandy Square	Jacksonville	FL	Jacksonville, FL	1996	89,822	100.0%	854	9.79	Winn-Dixie (Southeastern Grocers)	Ace Hardware, Family Dollar	-
58	Regency Park Shopping Center	Jacksonville	FL	Jacksonville, FL	1985	334,065	88.2%	2,355	8.63	-	American Signature Furniture, Bealls Outlet, Books-A-Million, David's Bridal, Ollie's Bargain Outlet	-
59	The Shoppes at Southside	Jacksonville	FL	Jacksonville, FL	2004	112,613	100.0%	2,359	20.95	-	Best Buy, David's Bridal, Urban Air Adventure Park	-
60	Ventura Downs	Kissimmee	FL	Orlando-Kissimmee-Sanford, FL	2018	98,191	97.5%	1,705	17.81	-	LA Fitness	-
61	Marketplace at Wycliffe	Lake Worth	FL	Miami-Fort Lauderdale-West Palm Beach, FL	2002	133,520	94.6%	2,265	17.93	Walmart Neighborhood Market	Walgreens	-
62	Venetian Isle Shopping Ctr	Lighthouse Point	FL	Miami-Fort Lauderdale-West Palm Beach, FL	1992	182,314	93.4%	1,856	11.23	Publix	Dollar Tree, Petco, Staples, Tuesday Morning, T.J.Maxx	-
63	Marco Town Center (3)	Marco Island	FL	Naples-Immokalee-Marco Island, FL	2019	109,745	75.3%	1,782	21.56	Publix	-	-
64	Mall at 163rd Street	Miami	FL	Miami-Fort Lauderdale-West Palm Beach, FL	2007	341,830	79.2%	2,485	13.05	Walmart Supercenter*	Citi Trends, Marshalls, Ross Dress for Less	The Home Depot
65	Shops at Palm Lakes	Miami	FL	Miami-Fort Lauderdale-West Palm Beach, FL	1996	256,719	52.1%	2,396	17.91	Fresco y Más (Southeastern Grocers)	Ross Dress for Less	-
66	Freedom Square	Naples	FL	Naples-Immokalee-Marco Island, FL	1995	211,839	44.7%	1,275	13.47	Publix	-	-
67	Naples Plaza	Naples	FL	Naples-Immokalee-Marco Island, FL	2013	201,795	100.0%	3,648	18.39	Publix	Marshalls, Office Depot, PGA TOUR Superstore	-
68	Park Shore Plaza	Naples	FL	Naples-Immokalee-Marco Island, FL	2018	256,948	98.3%	4,806	20.09	The Fresh Market	Big Lots, Burlington Stores, HomeGoods, Kirkland's, Party City, Saks OFF Fifth, Yard House	-
69	Chelsea Place	New Port Richey	FL	Tampa-St. Petersburg-Clearwater, FL	1992	81,144	99.1%	1,050	13.06	Publix	Zone Fitness Club	-
70	Presidential Plaza West	North Lauderdale	FL	Miami-Fort Lauderdale-West Palm Beach, FL	2006	88,441	96.8%	981	11.46	Sedano's	Family Dollar	-
71	Colonial Marketplace	Orlando	FL	Orlando-Kissimmee-Sanford, FL	1986	141,069	100.0%	2,446	17.34	-	Burlington Stores, LA Fitness	Target
72	Conway Crossing	Orlando	FL	Orlando-Kissimmee-Sanford, FL	2002	76,321	97.7%	1,042	13.97	Publix	-	-
73	Hunter's Creek Plaza	Orlando	FL	Orlando-Kissimmee-Sanford, FL	1998	73,204	89.6%	1,067	16.26	Lucky's Market	Office Depot	-
74	Pointe Orlando (3)	Orlando	FL	Orlando-Kissimmee-Sanford, FL	2019	420,005	91.8%	9,488	25.39	-	Capital Grille, Hampton Social, Main Event, Regal Cinemas	-
75	Martin Downs Town Center	Palm City	FL	Port St. Lucie, FL	1996	64,546	95.7%	751	12.16	Publix	-	-
76	Martin Downs Village Center	Palm City	FL	Port St. Lucie, FL	1987	165,770	95.9%	3,042	19.65	-	Coastal Care, Walgreens	-
77	23rd Street Station	Panama City	FL	Panama City, FL	1995	98,827	93.0%	1,243	13.53	Publix	-	-

Supplemental Disclosure - Three Months Ended March 31, 2019	Page 40

PROPERTY LIST
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1)	Other Major Tenants	Major Tenants

78	Panama City Square	Panama City	FL	Panama City, FL	1989	298,685	100.0%	2,452	8.21	Walmart Supercenter	Big Lots, Harbor Freight Tools, HomeGoods, T.J.Maxx	-
79	East Port Plaza	Port St. Lucie	FL	Port St. Lucie, FL	1991	162,831	81.8%	1,905	14.31	Publix	Fortis Institute, Walgreens	-
80	Shoppes of Victoria Square	Port St. Lucie	FL	Port St. Lucie, FL	1990	95,186	94.5%	1,173	13.04	Winn-Dixie (Southeastern Grocers)	Dollar Tree	-
81	Lake St. Charles	Riverview	FL	Tampa-St. Petersburg-Clearwater, FL	1999	61,015	100.0%	709	11.62	Winn-Dixie (Southeastern Grocers)	-	-
82	Cobblestone Village	Royal Palm Beach	FL	Miami-Fort Lauderdale-West Palm Beach, FL	2005	39,404	97.4%	790	20.58	SuperTarget*	The Zoo Health Club	-
83	Beneva Village Shoppes (3)	Sarasota	FL	North Port-Sarasota-Bradenton, FL	2019	143,662	95.5%	2,328	16.97	Publix	Harbor Freight Tools, Pet Supermarket, Walgreens	-
84	Sarasota Village	Sarasota	FL	North Port-Sarasota-Bradenton, FL	1972	173,184	100.0%	2,078	12.30	Publix	Big Lots, Crunch Fitness, HomeGoods	-
85	Atlantic Plaza	Satellite Beach	FL	Palm Bay-Melbourne-Titusville, FL	2008	130,301	82.0%	1,432	13.41	Publix	Planet Fitness	-
86	Seminole Plaza (3)	Seminole	FL	Tampa-St. Petersburg-Clearwater, FL	2019	156,579	95.8%	1,246	8.31	Sprouts Farmers Market	Bealls Outlet, Burlington Stores, T.J.Maxx	-
87	Cobblestone Village	St. Augustine	FL	Jacksonville, FL	2003	265,464	98.0%	3,722	14.30	Publix	Bealls, Bed Bath & Beyond, Michaels, Party City, Petco	-
88	Dolphin Village	St. Pete Beach	FL	Tampa-St. Petersburg-Clearwater, FL	1990	136,224	77.3%	1,989	18.88	Publix	CVS, Dollar Tree	-
89	Bay Pointe Plaza	St. Petersburg	FL	Tampa-St. Petersburg-Clearwater, FL	2016	95,760	98.3%	1,641	17.43	Publix	Bealls Outlet, Pet Supermarket	-
90	Rutland Plaza	St. Petersburg	FL	Tampa-St. Petersburg-Clearwater, FL	2002	149,562	100.0%	1,441	9.64	Winn-Dixie (Southeastern Grocers)	Bealls Outlet, Big Lots	-
91	Skyway Plaza	St. Petersburg	FL	Tampa-St. Petersburg-Clearwater, FL	2002	110,799	77.5%	728	8.79	-	Dollar Tree	-
92	Tyrone Gardens	St. Petersburg	FL	Tampa-St. Petersburg-Clearwater, FL	1998	202,384	82.8%	1,692	10.10	Winn-Dixie (Southeastern Grocers)	Big Lots, Chuck E. Cheese’s	-
93	Downtown Publix	Stuart	FL	Port St. Lucie, FL	2000	151,246	82.1%	1,584	12.76	Publix	Family Dollar, Flooring USA	-
94	Sunrise Town Center	Sunrise	FL	Miami-Fort Lauderdale-West Palm Beach, FL	1989	110,109	95.1%	1,284	12.26	Patel Brothers	Dollar Tree, LA Fitness	Walmart
95	Carrollwood Center	Tampa	FL	Tampa-St. Petersburg-Clearwater, FL	2002	92,678	92.4%	1,530	17.87	Publix	Rarehues	-
96	Ross Plaza	Tampa	FL	Tampa-St. Petersburg-Clearwater, FL	1996	89,885	100.0%	1,415	15.74	-	Deal$, Ross Dress for Less, Lumber Liquidators	-
97	Shoppes at Tarpon	Tarpon Springs	FL	Tampa-St. Petersburg-Clearwater, FL	2003	145,832	100.0%	2,367	16.23	Publix	Petco, T.J.Maxx, Ulta	-
98	Venice Plaza	Venice	FL	North Port-Sarasota-Bradenton, FL	1999	132,345	97.5%	949	7.35	Winn-Dixie (Southeastern Grocers)	Lumber Liquidators, Pet Supermarket, T.J.Maxx	-
99	Venice Shopping Center	Venice	FL	North Port-Sarasota-Bradenton, FL	2000	109,801	87.1%	626	6.55	Publix	Bealls Outlet	-
100	Venice Village Shoppes	Venice	FL	North Port-Sarasota-Bradenton, FL	1989	175,148	88.9%	2,364	15.18	Publix	JOANN, Planet Fitness	-
101	Albany Plaza	Albany	GA	Albany, GA	1995	114,169	73.7%	582	6.92	Harveys (Southeastern Grocers)	Big Lots, OK Beauty & Fashions Outlet	-
102	Mansell Crossing	Alpharetta	GA	Atlanta-Sandy Springs-Roswell, GA	1993	332,364	96.2%	5,154	20.25	-	AMC Theatres, Barnes & Noble, DSW, Macy's Furniture Gallery, REI, T.J.Maxx	-
103	Perlis Plaza	Americus	GA	Americus, GA	1972	165,315	83.1%	835	6.08	-	Belk, Roses	-
104	Northeast Plaza	Atlanta	GA	Atlanta-Sandy Springs-Roswell, GA	1952	445,042	93.4%	4,752	11.66	City Farmers Market	dd's Discounts (Ross), NCG Cinemas	-
105	Augusta West Plaza	Augusta	GA	Augusta-Richmond County, GA-SC	2006	170,681	89.3%	1,152	7.56	-	At Home, Dollar Tree	-
106	Sweetwater Village	Austell	GA	Atlanta-Sandy Springs-Roswell, GA	1985	66,197	100.0%	543	8.20	Food Depot	Family Dollar	-
107	Vineyards at Chateau Elan	Braselton	GA	Atlanta-Sandy Springs-Roswell, GA	2002	79,047	95.6%	1,129	14.93	Publix	-	-
108	Cedar Plaza	Cedartown	GA	Cedartown, GA	1994	83,300	100.0%	714	8.57	Kroger	Planet Fitness	-
109	Conyers Plaza	Conyers	GA	Atlanta-Sandy Springs-Roswell, GA	2001	171,374	100.0%	2,318	13.53	Walmart Supercenter*	JOANN, PetSmart, Value Village	The Home Depot
110	Cordele Square	Cordele	GA	Cordele, GA	2002	127,953	85.4%	745	6.82	Harveys (Southeastern Grocers)	Belk, Citi Trends, Cordele Theatres	-
111	Covington Gallery	Covington	GA	Atlanta-Sandy Springs-Roswell, GA	1991	174,857	46.0%	666	8.29	Ingles	-	-
112	Salem Road Station	Covington	GA	Atlanta-Sandy Springs-Roswell, GA	2000	67,270	98.1%	794	12.04	Publix	-	-
113	Keith Bridge Commons	Cumming	GA	Atlanta-Sandy Springs-Roswell, GA	2002	94,886	93.9%	1,201	13.48	Kroger	-	-
114	Northside	Dalton	GA	Dalton, GA	2001	73,931	97.3%	610	8.48	Food City	Family Dollar	-
115	Cosby Station	Douglasville	GA	Atlanta-Sandy Springs-Roswell, GA	1994	77,811	90.8%	787	11.14	Publix	-	-
116	Park Plaza	Douglasville	GA	Atlanta-Sandy Springs-Roswell, GA	1986	46,670	81.7%	706	18.61	Kroger*	-	-
117	Westgate	Dublin	GA	Dublin, GA	2004	110,738	81.5%	560	6.47	-	Big Lots	The Home Depot

Supplemental Disclosure - Three Months Ended March 31, 2019	Page 41

PROPERTY LIST
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1)	Other Major Tenants	Major Tenants

118	Venture Pointe	Duluth	GA	Atlanta-Sandy Springs-Roswell, GA	1995	155,172	100.0%	1,642	10.58	-	American Signature Furniture, Ollie's Bargain Outlet, Studio Movie Grill	-
119	Banks Station	Fayetteville	GA	Atlanta-Sandy Springs-Roswell, GA	2006	178,871	77.6%	1,169	10.07	Food Depot	Cinemark, Staples	-
120	Barrett Place	Kennesaw	GA	Atlanta-Sandy Springs-Roswell, GA	1992	218,818	100.0%	2,465	11.27	ALDI	Best Buy, Michaels, OfficeMax, PetSmart, The Furniture Mall	-
121	Shops of Huntcrest	Lawrenceville	GA	Atlanta-Sandy Springs-Roswell, GA	2003	97,040	98.8%	1,386	14.46	Publix	-	-
122	Mableton Walk	Mableton	GA	Atlanta-Sandy Springs-Roswell, GA	1994	105,884	88.6%	1,297	13.83	Publix	-	-
123	The Village at Mableton	Mableton	GA	Atlanta-Sandy Springs-Roswell, GA	1959	229,013	53.5%	967	7.89	-	Dollar Tree, Ollie's Bargain Outlet, Planet Fitness	-
124	Marshalls at Eastlake	Marietta	GA	Atlanta-Sandy Springs-Roswell, GA	1982	54,976	91.8%	542	10.74	-	Marshalls	-
125	New Chastain Corners	Marietta	GA	Atlanta-Sandy Springs-Roswell, GA	2004	113,079	92.4%	1,120	10.72	Kroger	-	-
126	Pavilions at Eastlake	Marietta	GA	Atlanta-Sandy Springs-Roswell, GA	1996	154,224	90.3%	1,944	13.96	Kroger	Kayhill's Sports Bar and Grill	-
127	Creekwood Village	Rex	GA	Atlanta-Sandy Springs-Roswell, GA	1990	69,778	92.1%	570	8.87	Food Depot	-	-
128	Holcomb Bridge Crossing	Roswell	GA	Atlanta-Sandy Springs-Roswell, GA	1988	93,420	97.1%	998	11.00	-	PGA TOUR Superstore	-
129	Victory Square	Savannah	GA	Savannah, GA	2007	122,719	62.8%	1,326	17.20	SuperTarget*	Citi Trends, Dollar Tree, Staples	The Home Depot
130	Stockbridge Village	Stockbridge	GA	Atlanta-Sandy Springs-Roswell, GA	2008	188,135	98.4%	2,975	16.07	Kroger	-	-
131	Stone Mountain Festival	Stone Mountain	GA	Atlanta-Sandy Springs-Roswell, GA	2006	347,091	99.1%	1,852	5.38	Walmart Supercenter	Hobby Lobby, NCG Cinemas	-
132	Wilmington Island	Wilmington Island	GA	Savannah, GA	1985	101,462	92.0%	998	10.69	Kroger	-	-
133	Haymarket Mall	Des Moines	IA	Des Moines-West Des Moines, IA	1979	243,120	99.0%	1,499	6.35	-	Burlington Stores, Harbor Freight Tools, Hobby Lobby	-
134	Haymarket Square	Des Moines	IA	Des Moines-West Des Moines, IA	1979	269,705	95.7%	1,647	6.38	Price Chopper	Aspen Athletic Clubs, Big Lots, Northern Tool + Equipment, Office Depot	-
135	Annex of Arlington	Arlington Heights	IL	Chicago-Naperville-Elgin, IL-IN-WI	1999	199,463	87.3%	3,288	18.88	Trader Joe's	Binny's Beverage Depot, Chuck E. Cheese's, Kirkland's, Petco, Ulta	-
136	Ridge Plaza	Arlington Heights	IL	Chicago-Naperville-Elgin, IL-IN-WI	2000	151,643	93.1%	2,085	14.77	-	XSport Fitness	Kohl's
137	Bartonville Square	Bartonville	IL	Peoria, IL	2001	61,678	87.2%	270	5.36	Kroger	-	-
138	Southfield Plaza	Bridgeview	IL	Chicago-Naperville-Elgin, IL-IN-WI	2006	198,190	88.7%	2,124	12.08	Shop & Save Market	Hobby Lobby, Octapharma, Walgreens	-
139	Commons of Chicago Ridge	Chicago Ridge	IL	Chicago-Naperville-Elgin, IL-IN-WI	1998	324,977	94.7%	4,210	14.74	-	Marshalls, The Home Depot, Ross Dress for Less, XSport Fitness	-
140	Rivercrest Shopping Center	Crestwood	IL	Chicago-Naperville-Elgin, IL-IN-WI	1992	548,531	76.1%	5,416	15.09	-	AMC Theatres, Best Buy, Five Below, Party City, PetSmart, Planet Fitness, Ross Dress for Less, T.J.Maxx	-
141	The Commons of Crystal Lake	Crystal Lake	IL	Chicago-Naperville-Elgin, IL-IN-WI	1987	273,060	88.0%	2,533	10.54	Jewel-Osco (Albertsons)	Burlington Stores	Hobby Lobby
142	Elk Grove Town Center	Elk Grove Village	IL	Chicago-Naperville-Elgin, IL-IN-WI	1998	59,409	74.4%	947	24.87	-	Walgreens	-
143	Freeport Plaza	Freeport	IL	Freeport, IL	2000	87,846	88.3%	539	6.95	Cub Foods (United Natural Foods Inc.)	-	-
144	Westview Center	Hanover Park	IL	Chicago-Naperville-Elgin, IL-IN-WI	1989	321,382	76.6%	2,726	11.74	Tony's Finer Foods	Amber's Furniture, LA Fitness, Sears Outlet	Value City
145	The Quentin Collection	Kildeer	IL	Chicago-Naperville-Elgin, IL-IN-WI	2006	171,530	82.1%	2,117	15.21	-	Best Buy, PetSmart, Stein Mart	-
146	Butterfield Square	Libertyville	IL	Chicago-Naperville-Elgin, IL-IN-WI	1997	106,683	95.5%	1,605	15.76	Sunset Foods	-	-
147	High Point Centre (3)	Lombard	IL	Chicago-Naperville-Elgin, IL-IN-WI	2019	245,497	49.6%	1,128	10.76	-	David's Bridal, JOANN, LA Fitness	-
148	Long Meadow Commons	Mundelein	IL	Chicago-Naperville-Elgin, IL-IN-WI	1997	118,281	94.9%	1,752	16.46	Jewel-Osco	Planet Fitness	-
149	Westridge Court (2)	Naperville	IL	Chicago-Naperville-Elgin, IL-IN-WI	1992	682,766	66.8%	6,072	14.32	-	Art Van Furniture, buybuy BABY, Cost Plus World Market, Marshalls, Old Navy, Party City, Star Cinema Grill, Ulta	-
150	Rollins Crossing	Round Lake Beach	IL	Chicago-Naperville-Elgin, IL-IN-WI	1998	192,913	96.3%	1,945	17.20	-	LA Fitness, Regal Cinemas	-
151	Twin Oaks Shopping Center	Silvis	IL	Davenport-Moline-Rock Island, IA-IL	1991	113,328	97.6%	754	6.82	Hy-Vee	Eye Surgeons Associates	-
152	Tinley Park Plaza	Tinley Park	IL	Chicago-Naperville-Elgin, IL-IN-WI	1973	248,077	67.2%	1,948	12.31	Walt's Fine Foods	Planet Fitness, Tile Shop	-
153	Meridian Village	Carmel	IN	Indianapolis-Carmel-Anderson, IN	1990	130,769	93.7%	1,194	9.75	-	Godby Home Furnishings, Ollie's Bargain Outlet	-
154	Columbus Center	Columbus	IN	Columbus, IN	1964	142,989	96.2%	1,591	11.56	-	Big Lots, Five Below, OfficeMax, Pet Supplies Plus, T.J.Maxx, Ulta	Target
155	Apple Glen Crossing	Fort Wayne	IN	Fort Wayne, IN	2002	150,163	91.2%	1,895	17.67	Walmart Supercenter*	Best Buy, Dick's Sporting Goods, PetSmart	Kohl's
156	Market Centre	Goshen	IN	Elkhart-Goshen, IN	1994	252,710	97.5%	2,095	15.29	Walmart Supercenter*	JOANN, Staples	-
157	Marwood Plaza	Indianapolis	IN	Indianapolis-Carmel-Anderson, IN	1992	107,080	81.4%	750	8.61	Kroger	-	-

Supplemental Disclosure - Three Months Ended March 31, 2019	Page 42

PROPERTY LIST
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1)	Other Major Tenants	Major Tenants

158	Westlane Shopping Center	Indianapolis	IN	Indianapolis-Carmel-Anderson, IN	1968	71,602	100.0%	701	9.79	Save-A-Lot	Citi Trends	-
159	Valley View Plaza	Marion	IN	Marion, IN	1997	29,974	90.0%	380	14.09	Walmart Supercenter*	Aaron's	-
160	Lincoln Plaza	New Haven	IN	Fort Wayne, IN	1968	98,288	74.0%	568	7.81	Kroger	-	-
161	Speedway Super Center (3)	Speedway	IN	Indianapolis-Carmel-Anderson, IN	2019	596,072	86.2%	5,496	10.76	Kroger	Burlington Stores, Kohl's, Oak Street Health Center, Petco, Ross Dress for Less, Sears Outlet, T.J.Maxx	-
162	Sagamore Park Centre	West Lafayette	IN	Lafayette-West Lafayette, IN	2018	132,027	100.0%	1,335	10.11	Pay Less (Kroger)	-	-
163	Westchester Square	Lenexa	KS	Kansas City, MO-KS	1987	161,701	90.1%	1,466	10.07	Hy-Vee	-	-
164	West Loop Shopping Center	Manhattan	KS	Manhattan, KS	2013	217,261	95.8%	1,949	14.88	Dillons (Kroger)	Bellus Academy, JOANN, Marshalls	-
165	North Dixie Plaza	Elizabethtown	KY	Elizabethtown-Fort Knox, KY	1992	130,466	100.0%	1,058	8.11	-	At Home, Staples	-
166	Florence Plaza - Florence Square (2)	Florence	KY	Cincinnati, OH-KY-IN	2014	686,526	95.0%	7,400	14.64	Kroger	Barnes & Noble, Bob's Furniture, Burlington Stores, David's Bridal, Five Below, Harbor Freight Tools, Hobby Lobby, Home Goods, Old Navy, Ollie's Bargain Outlet, Ross Dress for Less, Staples, T.J.Maxx	-
167	Jeffersontown Commons	Jeffersontown	KY	Louisville/Jefferson County, KY-IN	1959	208,374	95.2%	1,826	9.69	-	King Pin Lanes, Louisville Athletic Club	-
168	London Marketplace	London	KY	London, KY	1994	169,032	98.1%	1,565	9.44	Kroger	Goody's, Kohl's, Marshalls, Planet Fitness	-
169	Eastgate Shopping Center	Louisville	KY	Louisville/Jefferson County, KY-IN	2002	174,947	100.0%	2,007	11.47	Kroger	Petco	-
170	Plainview Village	Louisville	KY	Louisville/Jefferson County, KY-IN	1997	165,467	93.7%	1,552	10.83	Kroger	Annie's Attic	-
171	Stony Brook I & II	Louisville	KY	Louisville/Jefferson County, KY-IN	1988	158,940	99.2%	1,940	12.30	Kroger Marketplace	-	-
172	Towne Square North	Owensboro	KY	Owensboro, KY	1988	163,161	92.4%	1,263	8.38	-	Big Lots, Books-A-Million, Office Depot	-
173	Karam Shopping Center	Lafayette	LA	Lafayette, LA	1970	100,120	88.4%	315	3.56	Super 1 Foods	dd's Discounts (Ross)	-
174	The Pines Shopping Center	Pineville	LA	Alexandria, LA	1991	179,039	71.4%	836	6.95	Super 1 Foods	Ollie's Bargain Outlet	-
175	Points West Plaza	Brockton	MA	Boston-Cambridge-Newton, MA-NH	1960	130,635	97.6%	961	7.54	PriceRite (Wakefern)	Citi Trends, L&M Bargain, Ocean State Job Lot	-
176	Burlington Square I, II & III	Burlington	MA	Boston-Cambridge-Newton, MA-NH	1992	79,559	98.4%	2,257	28.82	-	Golf Galaxy, Pyara Aveda Spa & Salon, Staples	Duluth Trading Co.
177	Holyoke Shopping Center	Holyoke	MA	Springfield, MA	2000	195,995	96.2%	1,648	12.69	Super Stop & Shop (Ahold Delhaize)	JOANN, Ocean State Job Lot	-
178	WaterTower Plaza	Leominster	MA	Worcester, MA-CT	2000	284,757	97.9%	3,246	11.86	-	Barnes & Noble, Michaels, Party City, Petco, Staples, T.J.Maxx	-
179	Lunenberg Crossing	Lunenburg	MA	Worcester, MA-CT	1994	25,515	60.8%	237	15.28	Hannaford Bros. (Ahold Delhaize)*	-	Walmart
180	Lynn Marketplace	Lynn	MA	Boston-Cambridge-Newton, MA-NH	1968	78,046	100.0%	1,181	15.13	-	Rainbow	-
181	Webster Square Shopping Center	Marshfield	MA	Boston-Cambridge-Newton, MA-NH	2005	182,734	95.5%	2,407	13.80	Star Market (Albertsons)	Marshalls, Ocean State Job Lot	-
182	Berkshire Crossing	Pittsfield	MA	Pittsfield, MA	1994	436,854	100.0%	4,064	21.06	Market 32	Barnes & Noble, Michaels, Staples, The Home Depot, Ulta, Walmart	-
183	Westgate Plaza	Westfield	MA	Springfield, MA	1996	103,903	96.0%	1,186	12.26	-	Ocean State Job Lot, Staples, T.J.Maxx	-
184	Perkins Farm Marketplace	Worcester	MA	Worcester, MA-CT	1967	207,538	83.8%	2,157	20.90	Super Stop & Shop (Ahold Delhaize)	Citi Trends, Ollie's Bargain Outlet	-
185	South Plaza Shopping Center	California	MD	California-Lexington Park, MD	2005	92,335	100.0%	1,780	19.28	-	Best Buy, Old Navy, Petco, Ross Dress for Less	-
186	Campus Village Shoppes	College Park	MD	Washington-Arlington-Alexandria, DC-VA-MD-WV	1986	25,529	100.0%	787	30.83	-	-	-
187	Fox Run	Prince Frederick	MD	Washington-Arlington-Alexandria, DC-VA-MD-WV	1997	292,849	96.6%	2,878	10.47	Giant Food (Ahold Delhaize)	JOANN, Peebles	-
188	Pine Tree Shopping Center	Portland	ME	Portland-South Portland, ME	1958	287,513	90.7%	1,923	20.80	-	Big Lots, Dollar Tree, JOANN, Lowe's	-
189	Arborland Center	Ann Arbor	MI	Ann Arbor, MI	2000	403,536	96.4%	6,641	17.31	Kroger	Bed Bath & Beyond, DSW, Gardner White Furniture, Marshalls, Michaels, Nordstrom Rack, Ulta	-
190	Maple Village (3)	Ann Arbor	MI	Ann Arbor, MI	2019	292,467	94.0%	4,352	15.83	Plum Market	Dunham's Sports, HomeGoods, LA Fitness, Sierra Trading Post, Stein Mart, Ulta	-
191	Grand Crossing	Brighton	MI	Detroit-Warren-Dearborn, MI	2005	85,389	100.0%	1,017	11.91	Busch’s Fresh Food Market	Ace Hardware	-
192	Farmington Crossroads	Farmington	MI	Detroit-Warren-Dearborn, MI	1986	79,068	100.0%	833	10.54	-	Dollar Tree, Ollie's Bargain Outlet, True Value	-
193	Silver Pointe Shopping Center	Fenton	MI	Flint, MI	1996	164,559	81.3%	1,718	12.95	VG's Food (SpartanNash)	Dunham's Sports, Glik's	-
194	Cascade East	Grand Rapids	MI	Grand Rapids-Wyoming, MI	1983	99,529	78.4%	595	7.62	D&W Fresh Market (SpartanNash)	-	-

Supplemental Disclosure - Three Months Ended March 31, 2019	Page 43

PROPERTY LIST
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1)	Other Major Tenants	Major Tenants

195	Delta Center	Lansing	MI	Lansing-East Lansing, MI	1985	186,246	84.6%	1,445	9.17	-	Bed Bath & Beyond, DXL Destination XL, Hobby Lobby, Planet Fitness	-
196	Lakes Crossing	Muskegon	MI	Muskegon, MI	2008	109,590	96.3%	1,570	16.97	-	JOANN, Party City, Shoe Carnival, Ulta	Kohl's
197	Redford Plaza	Redford	MI	Detroit-Warren-Dearborn, MI	1992	280,883	87.3%	2,582	10.53	Prince Valley Market	Blink Fitness, Burlington Stores, Citi Trends, Dollar Tree	-
198	Hampton Village Centre	Rochester Hills	MI	Detroit-Warren-Dearborn, MI	2004	464,931	99.2%	6,684	18.87	-	Best Buy, DSW, Emagine Theatre, Kohl's, Old Navy, Petco, T.J.Maxx, Ulta	Target
199	Fashion Corners	Saginaw	MI	Saginaw, MI	2004	184,735	99.3%	1,886	10.28	-	Bed Bath & Beyond, Best Buy, Dunham's Sports, Guitar Center, Harbor Freight Tools	-
200	Southfield Plaza	Southfield	MI	Detroit-Warren-Dearborn, MI	1970	101,724	93.8%	1,111	11.64	-	Party City, Planet Fitness	Burlington Stores
201	18 Ryan	Sterling Heights	MI	Detroit-Warren-Dearborn, MI	1997	101,564	100.0%	985	9.70	Dream Market	O'Reilly Auto Parts, Planet Fitness, Redline Athletics	-
202	Delco Plaza	Sterling Heights	MI	Detroit-Warren-Dearborn, MI	1996	154,853	100.0%	1,095	7.07	-	Amish Direct Furniture, Bed Bath & Beyond, Dunham's Mega Sports, Urban Air Adventure Park	-
203	West Ridge	Westland	MI	Detroit-Warren-Dearborn, MI	1989	162,874	75.3%	1,343	10.96	-	Bed Bath & Beyond, Crunch Fitness, Party City, Petco	Burlington Stores, Target
204	Washtenaw Fountain Plaza	Ypsilanti	MI	Ann Arbor, MI	2005	123,706	96.0%	858	7.23	Save-A-Lot	Dollar Tree, Dunham's Sports, Planet Fitness	-
205	Southport Centre I - VI	Apple Valley	MN	Minneapolis-St. Paul-Bloomington, MN-WI	1985	124,937	97.7%	2,176	17.82	SuperTarget*	Best Buy, Dollar Tree, Walgreens	-
206	Burning Tree Plaza	Duluth	MN	Duluth, MN-WI	1987	183,006	86.3%	2,074	13.13	-	Best Buy, David's Bridal, JOANN, T.J.Maxx	-
207	Elk Park Center	Elk River	MN	Minneapolis-St. Paul-Bloomington, MN-WI	1999	205,009	86.9%	1,983	11.13	Cub Foods (Jerry's Foods)	OfficeMax	-
208	Westwind Plaza	Minnetonka	MN	Minneapolis-St. Paul-Bloomington, MN-WI	2007	88,049	100.0%	1,592	18.08	Cub Foods (United Natural Foods Inc.)*	-	-
209	Richfield Hub	Richfield	MN	Minneapolis-St. Paul-Bloomington, MN-WI	1952	213,595	87.9%	2,149	11.45	-	Marshalls, Michaels	-
210	Roseville Center (3)	Roseville	MN	Minneapolis-St. Paul-Bloomington, MN-WI	2019	71,379	84.7%	783	17.56	ALDI, Cub Foods (Jerry's Foods)*	Dollar Tree	-
211	Marketplace @ 42	Savage	MN	Minneapolis-St. Paul-Bloomington, MN-WI	1999	114,518	98.2%	1,829	16.26	Fresh Thyme Farmers Market	Marshalls	-
212	Sun Ray Shopping Center	St. Paul	MN	Minneapolis-St. Paul-Bloomington, MN-WI	1958	291,048	91.7%	2,498	12.42	Cub Foods (United Natural Foods Inc.)	Planet Fitness, T.J.Maxx, Valu Thrift Store	-
213	White Bear Hills Shopping Center	White Bear Lake	MN	Minneapolis-St. Paul-Bloomington, MN-WI	1996	73,095	94.2%	814	11.83	Festival Foods	Dollar Tree	-
214	Ellisville Square	Ellisville	MO	St. Louis, MO-IL	1989	137,446	98.0%	1,729	13.15	ALDI	Michaels, Party City, Petco, Tuesday Morning	-
215	Hub Shopping Center	Independence	MO	Kansas City, MO-KS	1995	160,423	87.8%	776	5.91	Price Chopper	-	-
216	Watts Mill Plaza	Kansas City	MO	Kansas City, MO-KS	1997	161,717	99.2%	1,394	8.69	Price Chopper	Ace Hardware	-
217	Liberty Corners	Liberty	MO	Kansas City, MO-KS	1987	124,808	93.1%	1,020	8.78	Price Chopper	-	-
218	Maplewood Square	Maplewood	MO	St. Louis, MO-IL	1998	71,590	93.6%	431	6.43	Shcnuck's	-	-
219	Devonshire Place	Cary	NC	Raleigh, NC	1996	106,680	100.0%	1,572	15.05	-	Burlington Stores, Dollar Tree, Harbor Freight Tools, REI	-
220	McMullen Creek Market	Charlotte	NC	Charlotte-Concord-Gastonia, NC-SC	1988	282,965	87.4%	3,655	14.78	Walmart Neighborhood Market	Burlington Stores, Dollar Tree, Staples	-
221	The Commons at Chancellor Park	Charlotte	NC	Charlotte-Concord-Gastonia, NC-SC	1994	348,604	91.4%	1,897	8.91	Patel Brothers	Big Lots, Gabriel Brothers, The Home Depot, Value City Furniture	-
222	Macon Plaza	Franklin	NC	—	2001	92,787	100.0%	540	10.67	BI-LO (Southeastern Grocers)	Peebles	-
223	Garner Towne Square	Garner	NC	Raleigh, NC	1997	184,347	97.2%	2,048	12.97	-	Burn Boot Camp, Citi Trends, OfficeMax, PetSmart	Target, The Home Depot
224	Franklin Square	Gastonia	NC	Charlotte-Concord-Gastonia, NC-SC	1989	317,705	85.2%	3,277	13.64	Walmart Supercenter	Best Buy, Burke's Outlet, Dollar Tree, Five Below, Michaels, Ross Dress for Less	-
225	Wendover Place	Greensboro	NC	Greensboro-High Point, NC	2000	406,768	89.1%	5,179	14.30	-	Christmas Tree Shops, Dick's Sporting Goods, Kohl's, Michaels, Old Navy, PetSmart, Rainbow, Ross Dress for Less	Target
226	University Commons	Greenville	NC	Greenville, NC	1996	233,153	94.0%	2,985	13.61	Harris Teeter (Kroger)	A.C. Moore, Barnes & Noble, Petco, T.J.Maxx	Target
227	Valley Crossing	Hickory	NC	Hickory-Lenoir-Morganton, NC	2014	191,431	91.1%	1,668	9.56	-	Academy Sports + Outdoors, Dollar Tree, Harbor Freight Tools, Ollie's Bargain Outlet	-
228	Kinston Pointe	Kinston	NC	Kinston, NC	2001	250,580	100.0%	1,079	4.31	Walmart Supercenter	Dollar Tree	-
229	Magnolia Plaza	Morganton	NC	Hickory-Lenoir-Morganton, NC	1990	93,553	82.4%	585	7.59	-	Big Lots, Harbor Freight Tools	Rural King
230	Roxboro Square	Roxboro	NC	Durham-Chapel Hill, NC	2005	97,226	93.8%	1,396	15.30	-	Person County Health & Human Services	-

Supplemental Disclosure - Three Months Ended March 31, 2019	Page 44

PROPERTY LIST
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1)	Other Major Tenants	Major Tenants

231	Innes Street Market	Salisbury	NC	Charlotte-Concord-Gastonia, NC-SC	2002	349,425	100.0%	4,096	11.72	Food Lion (Ahold Delhaize)	Lowe's, Marshalls, Old Navy, PetSmart, Staples, Tinseltown	-
232	Crossroads	Statesville	NC	Charlotte-Concord-Gastonia, NC-SC	1997	340,189	99.1%	2,225	6.60	Walmart Supercenter	Big Lots, Burkes Outlet, Tractor Supply	-
233	Anson Station	Wadesboro	NC	—	1988	132,353	67.8%	641	7.14	-	Peebles, Tractor Supply Co.	-
234	New Centre Market	Wilmington	NC	Wilmington, NC	1998	143,762	94.0%	1,789	13.62	-	OfficeMax, PetSmart, Sportsmans Warehouse	Target
235	University Commons	Wilmington	NC	Wilmington, NC	2007	235,345	99.4%	3,573	15.27	Lowes Foods	A.C. Moore, HomeGoods, T.J.Maxx	-
236	Whitaker Square	Winston Salem	NC	Winston-Salem, NC	1996	82,760	96.6%	1,183	14.79	Harris Teeter (Kroger)	-	-
237	Parkway Plaza	Winston-Salem	NC	Winston-Salem, NC	2005	282,693	81.3%	2,807	13.31	Super Compare Foods	Citi Trends, Modern Home, Office Depot	-
238	Stratford Commons	Winston-Salem	NC	Winston-Salem, NC	1995	72,308	94.8%	985	14.37	-	Golf Galaxy, Mattress Firm, OfficeMax	-
239	Bedford Grove	Bedford	NH	Manchester-Nashua, NH	1989	216,699	94.7%	2,049	23.79	-	Bed Bath & Beyond, Boston Interiors, Walmart	-
240	Capitol Shopping Center	Concord	NH	Concord, NH	2001	182,887	100.0%	2,078	11.63	Market Basket (DeMoulas Supermarkets)	Burlington Stores, JOANN, Marshalls	-
241	Willow Springs Plaza	Nashua	NH	Manchester-Nashua, NH	1990	131,248	99.0%	2,337	19.62	-	JC Penney, New Hampshire Liquor and Wine Outlet, Petco	The Home Depot
242	Seacoast Shopping Center	Seabrook	NH	Boston-Cambridge-Newton, MA-NH	1991	91,690	74.7%	399	6.09	-	JOANN, NH1 MotorPlex	Cardi's Furniture, Ocean State Job Lot
243	Tri-City Plaza	Somersworth	NH	Boston-Cambridge-Newton, MA-NH	1990	150,004	98.0%	1,441	9.80	Market Basket (DeMoulas Supermarkets)	T.J.Maxx	-
244	Laurel Square	Brick	NJ	New York-Newark-Jersey City, NY-NJ-PA	2003	246,235	62.2%	1,066	7.59	-	At Home, Planet Fitness	-
245	The Shoppes at Cinnaminson	Cinnaminson	NJ	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2010	301,311	95.2%	4,518	23.60	ShopRite	Burlington Stores, Planet Fitness, Ross Dress For Less	-
246	Acme Clark	Clark	NJ	New York-Newark-Jersey City, NY-NJ-PA	2007	52,812	100.0%	1,422	26.93	Acme (Albertsons)	-	-
247	Collegetown Shopping Center	Glassboro	NJ	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1966	245,727	65.2%	2,183	13.63	LIDL	LA Fitness, Staples	-
248	Hamilton Plaza (3)	Hamilton	NJ	Trenton, NJ	2019	150,919	100.0%	1,370	9.08	-	Dollar Tree, Hibachi Grill & Supreme Buffet, Planet Fitness, Urban Air Adventure Park	-
249	Bennetts Mills Plaza	Jackson	NJ	New York-Newark-Jersey City, NY-NJ-PA	2002	127,230	89.4%	1,506	13.25	Super Stop & Shop (Ahold Delhaize)	-	-
250	Marlton Crossing (3)	Marlton	NJ	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2019	331,875	98.0%	6,236	19.17	Sprouts Farmers Market	Burlington Stores, DSW, HomeGoods, Michaels, T.J. Maxx	-
251	Middletown Plaza	Middletown	NJ	New York-Newark-Jersey City, NY-NJ-PA	2001	197,066	91.0%	3,660	20.71	ShopRite	Petco, Rite Aid	-
252	Larchmont Centre	Mount Laurel	NJ	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1985	103,787	86.1%	1,105	32.29	ShopRite	-	-
253	Old Bridge Gateway	Old Bridge	NJ	New York-Newark-Jersey City, NY-NJ-PA	1995	246,120	100.0%	3,856	15.67	Bhavani Food Market	Marshalls, Modell's Sporting Goods, Pep Boys, Petco, Robert Wood Johnson Fitness	-
254	Morris Hills Shopping Center	Parsippany	NJ	New York-Newark-Jersey City, NY-NJ-PA	1994	159,561	100.0%	3,116	19.53	-	Blink Fitness (Equinox), Cinepolis, HomeGoods, Marshalls	-
255	Rio Grande Plaza	Rio Grande	NJ	Ocean City, NJ	1997	140,200	94.1%	1,501	11.37	ShopRite*	Peebles, PetSmart, Planet Fitness	-
256	Ocean Heights Plaza	Somers Point	NJ	Atlantic City-Hammonton, NJ	2006	179,199	99.1%	3,357	18.90	ShopRite	Pier 1 Imports, Staples	-
257	Springfield Place	Springfield	NJ	New York-Newark-Jersey City, NY-NJ-PA	1965	36,209	100.0%	654	18.06	ShopRite	-	-
258	Tinton Falls Plaza	Tinton Falls	NJ	New York-Newark-Jersey City, NY-NJ-PA	2006	98,410	83.1%	1,374	16.80	-	Dollar Tree, Jersey Strong	-
259	Cross Keys Commons	Turnersville	NJ	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1989	216,323	89.0%	3,088	16.05	Walmart Supercenter*	Marshalls, Rainbow, Ross Dress for Less, Staples, ULTA	-
260	Parkway Plaza	Carle Place	NY	New York-Newark-Jersey City, NY-NJ-PA	1993	89,704	100.0%	2,744	30.59	-	Minado, Stew Leonard's Wines, T.J.Maxx	-
261	Erie Canal Centre	Dewitt	NY	Syracuse, NY	2018	125,445	100.0%	1,853	14.77	-	Burlington Stores, Dick's Sporting Goods, Michaels	-
262	Unity Plaza	East Fishkill	NY	New York-Newark-Jersey City, NY-NJ-PA	2005	67,462	100.0%	1,435	21.27	Acme (Albertsons)	True Value	-
263	Suffolk Plaza	East Setauket	NY	New York-Newark-Jersey City, NY-NJ-PA	1998	84,480	71.9%	1,546	26.92	BJ's Wholesale*	24 Hour Fitness	Kohl's, Walmart
264	Three Village Shopping Center	East Setauket	NY	New York-Newark-Jersey City, NY-NJ-PA	1991	77,458	93.2%	1,915	26.52	Wild by Nature Market*, Stop & Shop*	Ace Hardware	Rite Aid
265	Stewart Plaza	Garden City	NY	New York-Newark-Jersey City, NY-NJ-PA	1990	193,622	97.5%	3,031	16.05	-	Burlington Stores, Dollar Tree, K&G Fashion Superstore	-
266	Dalewood I, II & III Shopping Center	Hartsdale	NY	New York-Newark-Jersey City, NY-NJ-PA	1972	194,441	100.0%	6,901	36.83	H-Mart	Christmas Tree Shops, Rite Aid, T.J.Maxx	-
267	Cayuga Mall	Ithaca	NY	Ithaca, NY	1969	204,415	95.1%	1,993	10.25	-	Big Lots, JOANN, Party City, Planet Fitness, Rite Aid, True Value	-

Supplemental Disclosure - Three Months Ended March 31, 2019	Page 45

PROPERTY LIST
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1)	Other Major Tenants	Major Tenants

268	Kings Park Plaza	Kings Park	NY	New York-Newark-Jersey City, NY-NJ-PA	1985	72,208	100.0%	1,553	21.51	Key Food Marketplace	T.J.Maxx	-
269	Village Square Shopping Center	Larchmont	NY	New York-Newark-Jersey City, NY-NJ-PA	1981	17,000	100.0%	582	34.24	Trader Joe's	-	-
270	Falcaro's Plaza	Lawrence	NY	New York-Newark-Jersey City, NY-NJ-PA	1972	61,904	100.0%	1,419	22.92	KolSave Market*	Advance Auto Parts, Dollar Tree, Planet Fitness	-
271	Mamaroneck Centre (3)	Mamaroneck	NY	New York-Newark-Jersey City, NY-NJ-PA	2019	29,927	100.0%	1,095	36.59	North Shore Farms	CVS	-
272	Sunshine Square	Medford	NY	New York-Newark-Jersey City, NY-NJ-PA	2007	223,322	94.1%	2,979	14.17	Super Stop & Shop (Ahold Delhaize)	Planet Fitness, Savers	-
273	Wallkill Plaza	Middletown	NY	New York-Newark-Jersey City, NY-NJ-PA	1986	209,910	95.9%	2,127	10.90	-	Ashley Furniture, Big Lots, Citi Trends, David's Bridal, Hobby Lobby	-
274	Monroe Plaza	Monroe	NY	New York-Newark-Jersey City, NY-NJ-PA	1985	122,007	100.0%	1,968	16.13	ShopRite	Retro Fitness, Rite Aid, U.S. Post Office	-
275	Rockland Plaza	Nanuet	NY	New York-Newark-Jersey City, NY-NJ-PA	2006	252,542	91.8%	6,111	26.36	A Matter of Health	Barnes & Noble, Charlotte Russe, Marshalls, Modell's Sporting Goods, Petco	-
276	North Ridge Shopping Center	New Rochelle	NY	New York-Newark-Jersey City, NY-NJ-PA	1971	38,347	92.0%	1,350	38.27	-	Harmon Discount	-
277	Nesconset Shopping Center	Port Jefferson Station	NY	New York-Newark-Jersey City, NY-NJ-PA	1961	122,996	97.2%	2,678	22.41	-	Dollar Tree, HomeGoods	-
278	Roanoke Plaza	Riverhead	NY	New York-Newark-Jersey City, NY-NJ-PA	2002	99,131	100.0%	1,888	19.05	Best Market (LIDL)	CVS, T.J.Maxx	-
279	The Shops at Riverhead	Riverhead	NY	New York-Newark-Jersey City, NY-NJ-PA	2018	115,089	100.0%	2,753	23.92	Costco*	HomeSense, Marshalls, Petsmart, Ulta	-
280	Rockville Centre	Rockville Centre	NY	New York-Newark-Jersey City, NY-NJ-PA	1975	44,131	94.3%	1,117	26.83	-	HomeGoods, Rite Aid	-
281	Mohawk Acres Plaza	Rome	NY	Utica-Rome, NY	2005	156,680	79.8%	1,235	22.42	Price Chopper	Family Dollar	-
282	College Plaza	Selden	NY	New York-Newark-Jersey City, NY-NJ-PA	2013	180,182	100.0%	3,262	18.57	ShopRite	A.C. Moore, Blink Fitness (Equinox), Bob's Stores	Firestone
283	Campus Plaza	Vestal	NY	Binghamton, NY	2003	160,744	98.4%	1,829	11.56	-	Olum's Furniture & Appliances, Rite Aid, Staples	-
284	Parkway Plaza	Vestal	NY	Binghamton, NY	1995	207,154	100.0%	2,263	10.92	PriceRite (Wakefern)	Bed Bath & Beyond, Kohl's, PetSmart	Target
285	Shoppes at Vestal	Vestal	NY	Binghamton, NY	2000	92,328	100.0%	1,494	16.18	-	HomeGoods, Michaels, Old Navy	-
286	Town Square Mall	Vestal	NY	Binghamton, NY	1991	291,346	97.9%	4,894	17.15	Sam's Club*, Walmart Supercenter*	A.C. Moore, AMC Cinemas, Barnes & Noble, Dick's Sporting Goods, Dollar Tree, DSW, T.J.Maxx, Ulta	-
287	The Plaza at Salmon Run	Watertown	NY	Watertown-Fort Drum, NY	1993	68,761	94.1%	707	10.92	Hannaford Bros. (Ahold Delhaize)	Red Robin Gourmet Burger	Lowe's
288	Highridge Plaza	Yonkers	NY	New York-Newark-Jersey City, NY-NJ-PA	1977	88,501	94.5%	2,480	29.66	H-Mart	-	-
289	Brunswick Town Center	Brunswick	OH	Cleveland-Elyria, OH	2004	143,282	98.8%	2,038	14.92	Giant Eagle	-	The Home Depot
290	30th Street Plaza	Canton	OH	Canton-Massillon, OH	1999	145,935	92.8%	1,467	10.83	Giant Eagle, Marc's	-	-
291	Brentwood Plaza	Cincinnati	OH	Cincinnati, OH-KY-IN	2004	222,174	92.3%	2,341	17.51	Kroger	Petco, Planet Fitness, Rainbow	-
292	Delhi Shopping Center	Cincinnati	OH	Cincinnati, OH-KY-IN	1973	164,750	97.4%	1,460	9.10	Kroger	Pet Supplies Plus	-
293	Harpers Station	Cincinnati	OH	Cincinnati, OH-KY-IN	1994	252,233	96.7%	3,499	14.34	Fresh Thyme Farmers Market	HomeGoods, LA Fitness, Pet Supplies Plus, Stein Mart, T.J.Maxx	-
294	Western Hills Plaza	Cincinnati	OH	Cincinnati, OH-KY-IN	1954	315,697	62.7%	3,452	18.63	-	Bed Bath & Beyond, Michaels, Staples, T.J.Maxx	Target
295	Western Village	Cincinnati	OH	Cincinnati, OH-KY-IN	2005	115,116	97.7%	1,104	30.82	Kroger	-	-
296	Crown Point	Columbus	OH	Columbus, OH	1980	144,931	89.9%	1,283	9.85	Kroger	Dollar Tree, Planet Fitness	-
297	Greentree Shopping Center	Columbus	OH	Columbus, OH	2005	131,573	84.9%	1,184	11.42	Kroger	-	-
298	Brandt Pike Place	Dayton	OH	Dayton, OH	2008	17,900	88.8%	164	10.31	Kroger*	-	-
299	South Towne Centre	Dayton	OH	Dayton, OH	1972	333,998	98.7%	4,457	14.12	Health Foods Unlimited	Burlington Stores, Christmas Tree Shops, JOANN, Party City, Petsmart, Value City Furniture	-
300	Southland Shopping Center	Middleburg Heights	OH	Cleveland-Elyria, OH	1951	695,261	79.5%	6,308	11.42	BJ's Wholesale Club, Giant Eagle, Marc's	Cleveland Furniture Bank, JOANN, Marshalls, Party City	-
301	The Shoppes at North Olmsted	North Olmsted	OH	Cleveland-Elyria, OH	2002	70,003	100.0%	1,171	16.73	-	Ollie's Bargain Outlet, Sears Outlet	-
302	Surrey Square	Norwood	OH	Cincinnati, OH-KY-IN	2010	175,167	96.7%	2,205	25.92	Kroger	Marshalls	-
303	Brice Park	Reynoldsburg	OH	Columbus, OH	1989	158,565	88.1%	1,202	9.37	-	Ashley Furniture, Citi Trends, Dollar Tree, Michaels	-
304	Streetsboro Crossing	Streetsboro	OH	Akron, OH	2002	89,436	93.9%	611	7.28	Giant Eagle	-	Lowe's, Target
305	Miracle Mile Shopping Plaza	Toledo	OH	Toledo, OH	1955	315,515	69.2%	1,605	14.29	Kroger	Big Lots, Harbor Freight Tools	-
306	Marketplace	Tulsa	OK	Tulsa, OK	1992	186,851	100.0%	1,924	10.30	-	Basset Home Furnishings, Conn's, David's Bridal, Boot Barn, PetSmart	Best Buy
307	Village West	Allentown	PA	Allentown-Bethlehem-Easton, PA-NJ	1999	140,474	93.1%	2,510	19.19	Giant Food (Ahold Delhaize)	CVS, Dollar Tree	-

Supplemental Disclosure - Three Months Ended March 31, 2019	Page 46

PROPERTY LIST
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1)	Other Major Tenants	Major Tenants

308	Park Hills Plaza	Altoona	PA	Altoona, PA	1985	262,800	83.3%	2,137	9.87	Weis Markets	A.C. Moore, Dunham's Sports, Harbor Freight, Shoe Carnival, Urban Air Adventure Park	-
309	Bensalem Square	Bensalem	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1986	70,378	100.0%	782	11.11	Redner's Warehouse Market	-	Premiere Storage
310	Bethel Park Shopping Center	Bethel Park	PA	Pittsburgh, PA	1965	199,079	100.0%	1,966	10.95	Giant Eagle	Walmart	-
311	Lehigh Shopping Center	Bethlehem	PA	Allentown-Bethlehem-Easton, PA-NJ	1955	373,766	91.2%	3,690	13.86	Giant Food (Ahold Delhaize)	Aetna, Big Lots, Citi Trends, Dollar Tree, Mega Marshalls, PetSmart, Rite Aid, Staples, Wines & Spirits	-
312	Bristol Park	Bristol	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1993	282,654	36.3%	1,435	14.00	-	Ollie's Bargain Outlet	-
313	Chalfont Village Shopping Center	Chalfont	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1989	46,051	73.6%	423	12.48	-	-	-
314	New Britain Village Square	Chalfont	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1989	143,716	86.4%	2,409	19.41	Giant Food (Ahold Delhaize)	Wine & Spirits Shoppe	-
315	Collegeville Shopping Center (3)	Collegeville	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2019	110,696	72.9%	1,266	15.70	Kimberton Whole Foods	Pep Boys, Rascal Fitness	-
316	Whitemarsh Shopping Center	Conshohocken	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2002	74,432	100.0%	1,958	26.31	Giant Food (Ahold Delhaize)	Wine & Spirits Shoppe	-
317	Valley Fair	Devon	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2001	105,086	98.2%	1,064	10.31	-	Chuck E. Cheese's, Mealey's Furniture	-
318	Dickson City Crossings	Dickson City	PA	Scranton--Wilkes-Barre--Hazleton, PA	1997	312,699	93.8%	3,248	18.08	-	Burlington Stores, Dollar Tree, Gabe's, Party City, PetSmart, T.J.Maxx, The Home Depot	-
319	Barn Plaza	Doylestown	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2002	237,681	99.3%	3,542	15.01	-	Kohl's, Marshalls, Regal Cinemas	-
320	Pilgrim Gardens	Drexel Hill	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1955	75,223	100.0%	1,309	17.40	-	Dollar Tree, Ross Dress for Less, Tuesday Morning, US Post Office	-
321	New Garden Center	Kennett Square	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1979	144,920	97.0%	987	7.18	-	Big Lots, Ollie's Bargain Outlet	-
322	Stone Mill Plaza	Lancaster	PA	Lancaster, PA	2008	106,736	100.0%	1,348	12.63	Giant Food (Ahold Delhaize)	-	-
323	North Penn Market Place	Lansdale	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1977	58,358	92.9%	993	19.61	Weis Markets*	-	-
324	Village at Newtown (3)	Newtown	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2019	186,719	92.3%	5,094	29.90	McCaffrey's	Pier 1 Imports	-
325	Ivyridge	Philadelphia	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1963	106,353	100.0%	2,679	25.19	-	Dollar Tree, Target, Wine & Spirits	-
326	Roosevelt Mall (3)	Philadelphia	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2019	581,693	97.9%	8,883	34.67	-	LA Fitness, Macy's, Modell's Sporting Goods, Rainbow, Ross Dress For Less	-
327	Shoppes at Valley Forge	Phoenixville	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2003	176,676	94.9%	1,317	7.85	Redner's Warehouse Market	French Creek Outfitters, Staples	-
328	County Line Plaza	Souderton	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1971	154,758	97.1%	1,553	10.74	ALDI	Dollar Tree, Planet Fitness, Rite Aid, VF Outlet	-
329	69th Street Plaza	Upper Darby	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1994	41,711	100.0%	419	10.05	Fresh Grocer (Wakefern)*	EZ Bargains, Rent-A-Center, Super Dollar City	-
330	Warminster Town Center	Warminster	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1997	237,152	100.0%	3,684	16.85	ShopRite	A.C. Moore, Modell's Sporting Goods, Old Navy, Party City, PetSmart, Ross Dress for Less	Kohl's
331	Shops at Prospect	West Hempfield	PA	Lancaster, PA	1994	63,392	97.6%	777	12.55	Musser's Markets	Dollar Tree	Kmart
332	Whitehall Square	Whitehall	PA	Allentown-Bethlehem-Easton, PA-NJ	2006	315,192	93.4%	3,411	11.59	Redner's Warehouse Market	Dollar Tree, Gabe's, Mealey's Furniture, National Tire & Battery, PetSmart, Ross Dress for Less, Staples	-
333	Wilkes-Barre Township Marketplace	Wilkes-Barre	PA	Scranton--Wilkes-Barre--Hazleton, PA	2004	307,610	97.9%	2,347	33.31	Walmart Supercenter	Chuck E Cheese, Cracker Barrel, Party City, Shoe Carnival	-
334	Belfair Towne Village	Bluffton	SC	Hilton Head Island-Bluffton-Beaufort, SC	2006	165,039	92.2%	2,297	15.09	Kroger	Stein Mart	-
335	Milestone Plaza	Greenville	SC	Greenville-Anderson-Mauldin, SC	1995	89,721	97.4%	1,578	19.18	BI-LO (Southeastern Grocers)	-	-
336	Circle Center	Hilton Head	SC	Hilton Head Island-Bluffton-Beaufort, SC	2000	65,313	96.9%	879	13.88	BI-LO (Southeastern Grocers)	-	-
337	Island Plaza	James Island	SC	Charleston-North Charleston, SC	1994	171,224	97.2%	1,538	9.24	Food Lion (Ahold Delhaize)	Dollar Tree, Gold's Gym, Tuesday Morning	-
338	Festival Centre	North Charleston	SC	Charleston-North Charleston, SC	1987	325,347	88.4%	2,648	9.32	-	Gold's Gym, New Spring Church, Sears Outlet	-
339	Fairview Corners I & II	Simpsonville	SC	Greenville-Anderson-Mauldin, SC	2003	131,002	95.0%	1,929	15.50	-	Ross Dress for Less, T.J.Maxx	Target
340	Hillcrest Market Place	Spartanburg	SC	Spartanburg, SC	1965	358,040	93.1%	4,017	12.65	Publix	Marshalls, NCG Cinemas, Office Depot, Petco, Ross Dress for Less, Stein Mart	-
341	East Ridge Crossing	Chattanooga	TN	Chattanooga, TN-GA	1999	58,950	86.1%	558	11.00	Food Lion (Ahold Delhaize)	-	-
342	Watson Glen Shopping Center	Franklin	TN	Nashville-Davidson--Murfreesboro--Franklin, TN	1988	265,027	98.5%	2,830	10.94	ALDI	At Home, Big Lots, Franklin Athletic Club, Trees n Trends	-
343	Williamson Square	Franklin	TN	Nashville-Davidson--Murfreesboro--Franklin, TN	1988	331,386	91.3%	3,517	11.63	-	Family Leisure, Goldfish Swim School, Grace Church Nashville, Hobby Lobby, Planet Fitness	-
344	Greeneville Commons	Greeneville	TN	Greeneville, TN	2002	223,564	93.1%	1,760	8.56	-	Belk, Burkes Outlet, Five Below, Hobby Lobby, Marshalls, Ross Dress for Less	-
345	Kingston Overlook	Knoxville	TN	Knoxville, TN	1996	122,536	100.0%	1,141	9.56	-	Badcock Home Furniture, Sears Outlet, Urban Air Adventure Park	-

Supplemental Disclosure - Three Months Ended March 31, 2019	Page 47

PROPERTY LIST
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1)	Other Major Tenants	Major Tenants

346	The Commons at Wolfcreek (2)	Memphis	TN	Memphis, TN-MS-AR	2014	652,349	94.8%	9,418	15.63	-	Academy Sports + Outdoors, Best Buy, Big Lots, Dave & Busters, David's Bridal, DSW, Office Depot, Painted Tree Marketplace, PetSmart, T.J.Maxx, Value City Furniture	Target, The Home Depot
347	Georgetown Square	Murfreesboro	TN	Nashville-Davidson--Murfreesboro--Franklin, TN	2003	114,117	89.5%	1,257	12.31	Kroger	Aaron's	-
348	Nashboro Village	Nashville	TN	Nashville-Davidson--Murfreesboro--Franklin, TN	1998	86,811	98.2%	1,082	12.70	Kroger	-	Walgreens
349	Commerce Central	Tullahoma	TN	Tullahoma-Manchester, TN	1995	182,401	98.9%	1,341	7.43	Walmart Supercenter	Dollar Tree	-
350	Merchant's Central	Winchester	TN	Tullahoma-Manchester, TN	1997	208,123	95.8%	1,231	6.18	Walmart Supercenter	Goody's	-
351	Palm Plaza	Aransas	TX	Corpus Christi, TX	2002	50,475	92.3%	373	8.00	-	Bealls (Stage Stores), Family Dollar	-
352	Parmer Crossing	Austin	TX	Austin-Round Rock, TX	1989	163,712	98.4%	1,893	11.75	Big Bazar Grocery	Big Lots, Dollar Tree, Harbor Freight Tools, Mega Furniture, Planet Fitness	Fry's Electronics
353	Baytown Shopping Center	Baytown	TX	Houston-The Woodlands-Sugar Land, TX	1987	95,941	91.2%	982	11.23	-	24 Hour Fitness	-
354	El Camino	Bellaire	TX	Houston-The Woodlands-Sugar Land, TX	2008	71,651	100.0%	695	9.70	El Ahorro Supermarket	Dollar Tree, Family Dollar	-
355	Bryan Square	Bryan	TX	College Station-Bryan, TX	2008	59,029	65.8%	310	10.17	-	99 Cents Only, Citi Trends, Firestone	-
356	Townshire	Bryan	TX	College Station-Bryan, TX	2002	136,887	90.3%	1,018	8.24	-	Tops Printing	-
357	Central Station	College Station	TX	College Station-Bryan, TX	1976	176,706	97.1%	2,972	17.73	-	Dollar Tree, HomeGoods, Party City, Spec's Liquors	Kohl's
358	Rock Prairie Crossing	College Station	TX	College Station-Bryan, TX	2002	118,700	97.8%	1,373	27.44	Kroger	CVS	-
359	Carmel Village (3)	Corpus Christi	TX	Corpus Christi, TX	2019	84,667	95.0%	879	10.93	-	Crunch Fitness, Dollar Tree, Tuesday Morning	-
360	Claremont Village	Dallas	TX	Dallas-Fort Worth-Arlington, TX	1976	66,980	95.5%	558	8.82	-	Family Dollar	-
361	Kessler Plaza	Dallas	TX	Dallas-Fort Worth-Arlington, TX	1975	68,962	48.0%	519	15.68	-	Family Dollar	-
362	Stevens Park Village	Dallas	TX	Dallas-Fort Worth-Arlington, TX	1974	45,492	100.0%	461	10.13	-	Big Lots, O'Reilly Auto Parts	-
363	Webb Royal Plaza	Dallas	TX	Dallas-Fort Worth-Arlington, TX	1961	108,545	100.0%	1,174	11.30	El Rio Grande Latin Market	Family Dollar	-
364	Wynnewood Village (3)	Dallas	TX	Dallas-Fort Worth-Arlington, TX	2019	539,253	95.1%	6,043	14.06	El Rancho, Kroger	Fallas, Gen X Clothing, LA Fitness, Maya Cinema, Ross Dress for Less	-
365	Parktown	Deer Park	TX	Houston-The Woodlands-Sugar Land, TX	1999	118,221	92.1%	979	8.99	Food Town	Burkes Outlet, Walgreens	-
366	Kenworthy Crossing	El Paso	TX	El Paso, TX	2003	74,393	92.6%	732	10.63	Albertsons	-	Anytime Fitness
367	Preston Ridge	Frisco	TX	Dallas-Fort Worth-Arlington, TX	2018	789,559	96.9%	16,197	21.31	SuperTarget*	Best Buy, Big Lots, Boot Barn, DSW, Old Navy, Marshalls, Nordstrom Rack, Ross Dress for Less, Saks OFF Fifth, Stein Mart, T.J.Maxx	-
368	Ridglea Plaza	Ft. Worth	TX	Dallas-Fort Worth-Arlington, TX	1990	170,519	97.1%	1,980	11.96	Tom Thumb (Albertsons)	Goody Goody Wine & Spirits, Stein Mart	-
369	Trinity Commons	Ft. Worth	TX	Dallas-Fort Worth-Arlington, TX	1998	197,423	91.2%	3,624	20.12	Tom Thumb (Albertsons)	DSW, Ulta	-
370	Village Plaza	Garland	TX	Dallas-Fort Worth-Arlington, TX	2002	89,444	98.0%	1,104	12.66	Truong Nguyen Grocer	-	-
371	North Hills Village	Haltom City	TX	Dallas-Fort Worth-Arlington, TX	1998	43,299	84.7%	270	7.36	-	Dollar Tree, Texas Bingo	-
372	Highland Village Town Center	Highland Village	TX	Dallas-Fort Worth-Arlington, TX	1996	99,374	72.2%	832	11.60	-	Painted Tree Marketplace	-
373	Bay Forest	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2004	71,667	96.0%	740	10.76	Kroger	-	-
374	Beltway South	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1998	107,174	97.0%	956	28.24	Kroger	-	-
375	Braes Heights (3)	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2019	92,904	91.6%	2,298	27.00	-	CVS, Imagination Toys, I W Marks Jewelers	-
376	Braes Oaks Center	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1992	42,567	93.8%	432	10.82	-	-	-
377	Braesgate	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1997	91,382	98.3%	611	6.80	Food Town	-	-
378	Broadway	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2006	74,717	80.2%	677	11.86	El Ahorro Supermarket	Melrose Fashions	-
379	Clear Lake Camino South	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1964	105,501	90.4%	1,442	16.19	ALDI	24 Hour Fitness, Mr. Gatti's Pizza, Spec's Liquors	-
380	Hearthstone Corners (3)	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2019	208,147	94.7%	1,722	8.74	El Rancho	Big Lots, Conn's	-
381	Jester Village (3)	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2019	62,665	95.1%	1,152	19.34	-	24 Hour Fitness	-
382	Jones Plaza	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2000	111,206	70.1%	882	11.32	-	Fitness Connection	-
383	Jones Square	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1999	169,003	100.0%	1,380	8.17	-	Big Lots, Hobby Lobby	-
384	Maplewood	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2004	97,369	99.4%	781	8.07	Foodarama	Burke's Outlet	-
385	Merchants Park	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2009	243,798	98.7%	3,431	14.26	Kroger	Big Lots, Petco, Ross Dress for Less, Tuesday Morning	-
386	Northgate	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1972	40,244	81.4%	233	7.12	El Rancho*	Affordable Furniture, Firestone, TitleMax	-
387	Northshore	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2001	223,954	91.6%	2,826	14.01	Sellers Bros.	Conn's, Dollar Tree, Office Depot	-
388	Northtown Plaza	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1960	190,559	82.4%	2,091	13.52	El Rancho	99 Cents Only, dd's Discounts (Ross)	-

Supplemental Disclosure - Three Months Ended March 31, 2019	Page 48

PROPERTY LIST
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1)	Other Major Tenants	Major Tenants

389	Orange Grove	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2005	184,704	98.2%	1,835	10.56	-	24 Hour Fitness, Floor & Décor	-
390	Pinemont Shopping Center	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1999	68,378	100.0%	912	13.66	-	Family Dollar, Houston Community College	-
391	Royal Oaks Village	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2001	144,929	98.2%	3,278	23.04	H-E-B	-	-
392	Tanglewilde Center	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1998	83,343	100.0%	1,287	15.58	ALDI	Dollar Tree, Party City, Salon In The Park	-
393	Westheimer Commons	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1984	241,253	94.1%	1,913	8.42	Fiesta Mart	King Dollar, Marshalls	-
394	Fry Road Crossing	Katy	TX	Houston-The Woodlands-Sugar Land, TX	2005	240,940	99.2%	2,533	11.14	-	Hobby Lobby, Palais Royal, Stein Mart	-
395	Washington Square	Kaufman	TX	Dallas-Fort Worth-Arlington, TX	1978	64,230	85.1%	376	6.88	-	AutoZone, Bealls (Stage Stores), Dollar Tree	-
396	Jefferson Park	Mount Pleasant	TX	Mount Pleasant, TX	2001	130,096	100.0%	964	7.41	Super 1 Foods	Harbor Freight Tools, PetSense	-
397	Winwood Town Center	Odessa	TX	Odessa, TX	2002	372,534	100.0%	3,267	13.88	H-E-B	dd's Discounts (Ross), Michaels, Office Depot, Party City, Ross Dress for Less, Target	-
398	Crossroads Centre - Pasadena	Pasadena	TX	Houston-The Woodlands-Sugar Land, TX	1997	146,567	94.3%	1,985	15.34	Kroger	LA Fitness	-
399	Spencer Square	Pasadena	TX	Houston-The Woodlands-Sugar Land, TX	1998	186,732	94.1%	2,120	12.42	Kroger	Burkes Outlet	-
400	Pearland Plaza	Pearland	TX	Houston-The Woodlands-Sugar Land, TX	1995	156,491	94.6%	1,152	7.78	Kroger	Harbor Freight Tools, Walgreens	-
401	Market Plaza	Plano	TX	Dallas-Fort Worth-Arlington, TX	2002	137,658	85.5%	2,639	23.53	Central Market (H-E-B)	-	-
402	Preston Park Village	Plano	TX	Dallas-Fort Worth-Arlington, TX	1985	270,128	86.7%	5,944	25.39	-	Gap Factory Store, Infinite Bounds Gymnastics	-
403	Keegan's Meadow	Stafford	TX	Houston-The Woodlands-Sugar Land, TX	1999	125,293	97.9%	1,287	10.80	El Rancho	Palais Royal	-
404	Texas City Bay	Texas City	TX	Houston-The Woodlands-Sugar Land, TX	2005	224,514	88.3%	1,882	9.60	Kroger	Conn's, Harbor Freight Tools, Planet Fitness	-
405	Windvale Center	The Woodlands	TX	Houston-The Woodlands-Sugar Land, TX	2002	101,088	98.3%	1,160	27.60	-	-	-
406	The Centre at Navarro	Victoria	TX	Victoria, TX	2005	66,102	94.7%	738	16.60	ALDI	Planet Fitness, Walgreens	-
407	Spradlin Farm	Christiansburg	VA	Blacksburg-Christiansburg-Radford, VA	2000	181,055	100.0%	2,738	15.38	-	Barnes & Noble, Big Lots, Michaels, Petco, T.J.Maxx	Target, The Home Depot
408	Culpeper Town Square	Culpeper	VA	Washington-Arlington-Alexandria, DC-VA-MD-WV	1999	132,882	100.0%	1,209	9.10	Weis Markets	Mountain Run Bowling, Tractor Supply Co.	-
409	Hanover Square	Mechanicsville	VA	Richmond, VA	1991	136,680	97.5%	1,964	14.73	-	Gold's Gym, Hobby Lobby	Kohl's
410	Tuckernuck Square	Richmond	VA	Richmond, VA	1981	86,010	95.5%	1,280	15.59	-	2nd & Charles, Chuck E. Cheese's	-
411	Cave Spring Corners	Roanoke	VA	Roanoke, VA	2005	147,133	100.0%	1,201	13.61	Kroger	Hamrick's	-
412	Hunting Hills	Roanoke	VA	Roanoke, VA	1989	167,875	95.3%	1,462	9.23	-	Dollar Tree, Kohl's, PetSmart	-
413	Lake Drive Plaza	Vinton	VA	Roanoke, VA	2008	163,290	100.0%	1,344	8.24	Kroger	Big Lots, Dollar Tree	-
414	Hilltop Plaza	Virginia Beach	VA	Virginia Beach-Norfolk-Newport News, VA-NC	2010	150,300	93.8%	2,655	20.89	Trader Joe's	JOANN, Kirkland’s, PetSmart, Ulta	-
415	Ridgeview Centre	Wise	VA	Big Stone Gap, VA	1990	190,242	78.6%	1,159	7.75	-	Dollar Tree, Grand Home Furnishings, Harbor Freight Tools, Marshalls, Ollie's Bargain Outlet	Belk
416	Rutland Plaza	Rutland	VT	Rutland, VT	1997	224,514	98.4%	1,937	8.77	Price Chopper	Dollar Tree, Flagship Cinemas, T.J.Maxx, Walmart	-
417	Spring Mall	Greenfield	WI	Milwaukee-Waukesha-West Allis, WI	2003	182,632	32.8%	806	24.08	-	T.J.Maxx	-
418	Mequon Pavilions	Mequon	WI	Milwaukee-Waukesha-West Allis, WI	1967	219,454	92.5%	3,293	16.22	Sendik's Food Market	Bed Bath & Beyond, DSW, Marshalls	-
419	Moorland Square Shopping Ctr	New Berlin	WI	Milwaukee-Waukesha-West Allis, WI	1990	98,303	98.7%	988	10.18	Pick 'n Save (Kroger)	-	-
420	Paradise Pavilion	West Bend	WI	Milwaukee-Waukesha-West Allis, WI	2000	203,545	95.2%	1,399	7.22	-	Hobby Lobby, Kohl's	ShopKo
421	Moundsville Plaza	Moundsville	WV	Wheeling, WV-OH	2004	176,156	98.3%	1,298	7.50	Kroger	Big Lots, Dunham's Sports, Peebles	-
422	Grand Central Plaza	Parkersburg	WV	Parkersburg-Vienna, WV	1986	75,344	90.7%	782	11.44	-	Office Depot, O'Reilly Auto Parts, T.J.Maxx	-

	TOTAL PORTFOLIO					73,192,186	91.1%	$887,463	$14.32

(1) * Indicates grocer is not owned.
(2) Property is listed as two individual properties on Company website for marketing purposes.
(3) Indicates property is currently in redevelopment.

Supplemental Disclosure - Three Months Ended March 31, 2019	Page 49